As filed with the Securities and Exchange Commission on November 13, 2015

1933 Act Registration File No. 333-207381

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
[ ]	Pre-Effective Amendment No. ___
[ X ]	Post-Effective Amendment No. 1

(Check appropriate box or boxes.)

AMERICAN BEACON FUNDS
(Exact Name of Registrant as Specified in Charter)

220 East Las Colinas Boulevard, Suite 1200
Irving, Texas 75039
 (Address of Principal Executive Offices) (Zip Code)
Registrant’s Telephone Number, including Area Code: (817) 391-6100
Gene L. Needles, Jr., President
220 East Las Colinas Boulevard
Suite 1200
Irving, Texas 75039
(Name and Address of Agent for Service)

Copy to:
Kathy K. Ingber, Esq.
K&L Gates LLP
1601 K Street, NW
Washington, D.C. 20006-1600

Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933, as amended.

This Post-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-14 shall become effective immediately upon filing pursuant to paragraph (b) of Rule 485 under the Securities Act of 1993, as amended.

Title of Securities Being Registered: SP Class and Institutional Class shares of American Beacon Sound Point Floating Rate Income Fund, a series of the Registrant.

No filing fee is due because the Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended, pursuant to which it has previously registered an indefinite number of securities (File Nos. 033-11387 and 811-04984).

CONTENTS OF REGISTRATION STATEMENT

This Registration Statement contains the following papers and documents:
Cover Sheet
Contents of Registration Statement
Letter to Shareholders
Notice of Special Meeting
Questions and Answers
Part A - Combined Proxy Statement and Prospectus
Part B - Statement of Additional Information
Part C - Other Information
Signature Page
Exhibits

COMBINED PROXY STATEMENT AND PROSPECTUS

For the Reorganization of

Sound Point Floating Rate Income Fund
a series of Trust for Advised Portfolios

615 East Michigan Street
Milwaukee, Wisconsin 53202
(626) 914-7220

Into

American Beacon Sound Point Floating Rate Income Fund
a series of American Beacon Funds

220 East Las Colinas Boulevard, Suite 1200
Irving, Texas 75039
(800) 658-5811

November 13, 2015

TRUST FOR ADVISED PORTFOLIOS
Sound Point Floating Rate Income Fund

615 East Michigan Street
Milwaukee, Wisconsin 53202

November 13, 2015

To the Shareholders:

We are pleased to announce that the Sound Point Floating Rate Income Fund (the “Sound Point Fund”), a series of Trust for Advised Portfolios (the “Trust”), is proposing to reorganize into the American Beacon Sound Point Floating Rate Income Fund (the “AB Fund”), a newly created series of American Beacon Funds (the “AB Trust”).  The AB Fund is designed to be substantially identical from an investment perspective to the Sound Point Fund.

A Special Meeting of Shareholders of the Sound Point Fund is to be held at 3:00 p.m. Central Time on December 7, 2015, at 615 East Michigan Street, Milwaukee, Wisconsin 53202, where you will be asked to vote on the proposal to reorganize the Sound Point Fund into the AB Fund.  A Combined Proxy Statement and Prospectus (the “Proxy Statement”) regarding the meeting, a proxy card for your vote at the meeting and a postage-prepaid envelope in which to return your proxy card are enclosed. You may also submit your vote via telephone or the internet.

The primary purpose of the reorganization transaction (the “Reorganization”) is to move the Sound Point Fund to the American Beacon Family of Funds.  The Reorganization will shift management oversight responsibility for the Sound Point Fund to American Beacon Advisors, Inc. (the “Manager”) while retaining Sound Point Capital Management, L.P., the investment adviser of the Sound Point Fund, as the sub-advisor to the AB Fund (“Sound Point Capital” or the “Sub-Advisor”).  In this capacity, Sound Point Capital will continue to make day-to-day investment decisions for the AB Fund. The Manager is an experienced provider of investment advisory services to institutional and retail investors, with approximately $27.7 billion in mutual fund and $56.1 billion in overall assets under management as of September 30, 2015.  Since 1986, the Manager has offered a variety of services and products, including corporate cash management, separate account management, and mutual funds.  The Reorganization has the potential to expand the Sound Point Fund’s presence in more distribution channels, increase its asset base and lower operating expenses as a percentage of assets.
By engaging Sound Point Capital as the Sub-Advisor to the AB Fund, the AB Fund will be advised by the same portfolio management team at Sound Point Capital that currently advises the Sound Point Fund.  In particular, the portfolio managers of the Sub-Advisor who are primarily responsible for the day-to-day portfolio management of the Sound Point Fund will remain the same.

If Sound Point Fund shareholders approve the Reorganization, it is expected to take effect on or about December 11, 2015.  At that time, the Sound Point Fund Investor Class shares or Institutional Class shares you currently own would, in effect, be exchanged on a tax-free basis for SP Class shares or Institutional Class shares, respectively, of the AB Fund equal in number and value, as follows:
Sound Point Floating Rate Income Fund	à	American Beacon Sound Point Floating Rate Income Fund
Investor Class shares	à	SP Class shares
Institutional Class shares	à	Institutional Class shares

No sales loads, commissions or other transactional fees will be imposed on shareholders in connection with the tax-free exchange of their shares.
The AB Fund’s advisory fees will be lower than the advisory fee currently paid by the Sound Point Fund. The Sound Point Fund assesses no front-end sales charge, contingent deferred sales charge, redemption fees or exchange fees on its Investor Class or Institutional Class shares, and no such fees will be assessed by the AB Fund on its SP Class or Institutional Class shares.  The AB Fund’s SP Class will have a Rule 12b-1 distribution and service fee of 0.25% while the Sound Point Fund’s Investor Class does not. Neither the AB Fund’s Institutional Class nor the Sound Point Fund’s Institutional Class has a Rule 12b-1 fee.
The net annual operating expense ratio of the AB Fund’s SP Class shares is not expected to be materially different than that of the Sound Point Fund’s Investor Class shares for the first two years after the Reorganization.  Although the gross annual operating expense ratio of the AB Fund’s SP Class shares is expected to be higher than that of the Sound Point Fund’s Investor Class shares, shareholders will not be affected by the increase for the first two years after the Reorganization and for so long thereafter as the Manager agrees to maintain the net annual operating expense ratio of the AB Fund’s SP Class shares at the current expense cap level.
The net annual operating expense ratio of the AB Fund’s Institutional Class shares is expected to be lower than that of the Sound Point Fund’s Institutional Class shares for the first two years after the Reorganization. Although the gross annual operating expense ratio of the AB Fund’s Institutional Class is expected to be slightly higher than that of the Sound Point’s Institutional Class shares, shareholders will not be affected by the increase for the first two years after the Reorganization and for so long thereafter as the Manager agrees to maintain the net annual operating expense ratio of the AB Fund’s Institutional Class shares at the current expense cap level.
The Board of Trustees of the Trust unanimously recommends that the shareholders of the Sound Point Fund vote in favor of the proposed Reorganization.
Detailed information about the proposal is contained in the enclosed materials.  Whether or not you plan to attend the meeting in person, we need your vote.  Once you have decided how you will vote, please promptly complete, sign, date and return the enclosed proxy card in the postage-prepaid envelope or you may submit your vote via telephone or the internet.  If you have any questions regarding the proposal to be voted on, please do not hesitate to call our proxy solicitor, Boston Financial Data Services toll free at 1-844-700-1486.

Your vote is very important to us. Thank you for your response and for your continued investment in the Sound Point Floating Rate Income Fund.

Respectfully,

Stephen Ketchum Managing Partner Sound Point Capital Management, L.P.

TRUST FOR ADVISED PORTFOLIOS
Sound Point Floating Rate Income Fund

615 East Michigan Street
Milwaukee, Wisconsin 53202
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD DECEMBER 7, 2015.

To the Shareholders of the Sound Point Floating Rate Income Fund:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the “Special Meeting”) of the Sound Point Floating Rate Income Fund (the “Sound Point Fund”), a series of Trust for Advised Portfolios, is to be held at 3:00 p.m. Central Time on December 7, 2015, at 615 East Michigan Street, Milwaukee, Wisconsin 53202.

The Special Meeting is being held to consider an Agreement and Plan of Reorganization and Termination (the “Plan”) providing for the transfer of all of the assets of the Sound Point Fund to the American Beacon Sound Point Floating Rate Income Fund (the “AB Fund”), a newly created series of American Beacon Funds.  The transfer effectively would be (a) an exchange of your Investor Class shares of the Sound Point Fund for SP Class shares of the AB Fund and an exchange of your Institutional Class shares of the Sound Point Fund for Institutional Class shares of the AB Fund, which would be distributed pro rata by the Sound Point Fund to the holders of its shares in complete liquidation of the Sound Point Fund, and (b) the AB Fund’s assumption of all of the liabilities of the Sound Point Fund, as follows:

Sound Point Floating Rate Income Fund	à	American Beacon Sound Point Floating Rate Income Fund
Investor Class shares	à	SP Class shares
Institutional Class shares	à	Institutional Class shares

Those present and the appointed proxies also will transact such other business, if any, as may properly come before the Special Meeting or any adjournments or postponements thereof.

Holders of record of the shares of beneficial interest in the Sound Point Fund as of the close of business on October 23, 2015, are entitled to vote at the Special Meeting or any adjournments or postponements thereof.

If the necessary quorum to transact business or the vote required to approve any proposal is not obtained at the Special Meeting or if a quorum is obtained but sufficient votes required to approve the Plan are not obtained, the persons named as proxies on the enclosed proxy card may propose one or more adjournments of the Special Meeting to permit, in accordance with applicable law, further solicitation of proxies with respect to the proposal. Any such adjournment would require the affirmative vote of a majority of the shares voted in person or by proxy. The persons designated as proxies may use their discretionary authority to vote on questions of adjournment and on any other proposals raised at the Special Meeting to the extent permitted by the proxy rules of the Securities and Exchange Commission (the “SEC”), including proposals for which timely notice was not received, as set forth in the SEC’s proxy rules.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be Held on Monday, December 7, 2015, or any adjournment or postponement thereof.  This Notice and the attached Combined Proxy Statement and Prospectus are available on the internet at www.soundpointcapfunds.com.  On this webpage, you will be able to access the Notice, the

Combined Proxy Statement and Prospectus, any accompanying materials and any amendments or supplements to the foregoing material that are required to be furnished to shareholders.  We encourage you to access and review all of the important information contained in the proxy materials before voting.

By order of the Board of Trustees,

Eric W. Pinciss, Secretary
 November 13, 2015

YOUR VOTE IS IMPORTANT
NO MATTER HOW MANY SHARES YOU OWN
We urge you to vote your shares.  Your prompt vote may save the Sound Point Fund the necessity of further solicitations to ensure a quorum at the Special Meeting.  Shareholders may cast their vote by telephone, by mail, by the internet and by automated touchtone as set forth below:
Phone:	To cast your vote by phone with a proxy voting representative, call the toll-free number found on the enclosed proxy card. You will be required to provide your control number found on the reverse side of your proxy card.

Mail:
To vote your proxy by mail, check the appropriate voting box on the reverse side of your proxy card, sign and date the card and return it in the enclosed postage-prepaid envelope. If you sign, date and return the proxy card but give no voting instructions, the proxies will vote FOR the proposal.

The options below are available 24 hours a day/7 days a week.

Internet:	The web address and instructions for voting online can be found on the enclosed proxy card. You will be required to provide your control number found on the reverse side of your proxy card.

Automated Touchtone:	The toll-free number for automated touchtone telephone voting can be found on the enclosed proxy card. You must have the control number found on the reverse side of your proxy card.

If you have any questions regarding the proposal, the proxy card or need assistance voting your shares, please contact Boston Financial Data Services, the Sound Point Fund’s proxy solicitor, toll-free at 1-844-700-1486.  If the Sound Point Fund does not receive your voting instructions after our original mailing, you may be contacted by us or by Boston Financial Data Services, in either case, to remind you to vote.
If you can attend the Special Meeting and wish to vote your shares in person at that time, you will be able to do so.  If you hold your shares in “street name” through a broker, bank or other nominee, you should contact your nominee about voting in person at the Special Meeting.

TRUST FOR ADVISED PORTFOLIOS
Sound Point Floating Rate Income Fund

615 East Michigan Street
Milwaukee, Wisconsin 53202

QUESTIONS AND ANSWERS

YOUR VOTE IS VERY IMPORTANT!

Dated: November 13, 2015

Question:  What is this document and why did you send it to me?

Answer:  The attached Combined Proxy Statement and Prospectus is a proxy statement for the Sound Point Floating Rate Income Fund (the “Sound Point Fund”), a series of Trust for Advised Portfolios (the “Trust”), and a prospectus for the SP Class shares and Institutional Class shares of a newly created series of American Beacon Funds (the “AB Trust”), the American Beacon Sound Point Floating Rate Income Fund (the “AB Fund”) (collectively, the “Proxy Statement”).  The purposes of the Proxy Statement are to (1) solicit votes from shareholders of the Sound Point Fund to approve the proposed reorganization of the Sound Point Fund into the AB Fund (the “Reorganization”), as described in the Agreement and Plan of Reorganization and Termination between the Trust and the AB Trust (the “Plan”), the form of which is attached to the Proxy Statement as Appendix A, and (2) provide information regarding the SP Class shares and Institutional Class shares of the AB Fund.

The Proxy Statement contains information that shareholders of the Sound Point Fund should know before voting on the Reorganization.  The Proxy Statement should be retained for future reference.

Question:  What is the purpose of the Reorganization?

Answer:  The primary purpose of the Reorganization is to move the Sound Point Fund to the American Beacon Family of Funds.  Reconstituting the Sound Point Fund as a series of the AB Trust has the potential to (1) expand the Sound Point Fund’s presence in more distribution channels, (2) increase its asset base, and (3) lower operating expenses as a percentage of assets.  Sound Point Capital Management, L.P. (“Sound Point Capital”), the current adviser to the Sound Point Fund, recommends that the Sound Point Fund be reorganized as a series of the AB Trust.
Question:  How will the Reorganization work?
Answer:  In order to reconstitute the Sound Point Fund as a series of the AB Trust, a fund using substantially identical principal investment strategies and portfolio management techniques, referred to as the “AB Fund,” has been created as a new series of the AB Trust.  If shareholders of the Sound Point Fund approve the Plan, the Sound Point Fund will transfer all of its assets to the AB Fund in return for shares of the AB Fund and the AB Fund’s assumption of the Sound Point Fund’s liabilities.  The Sound Point Fund will then distribute the shares it receives from the AB Fund to shareholders.  Existing shareholders of the Sound Point Fund’s Investor Class shares and Institutional Class shares will become shareholders of the AB Fund’s SP Class shares and Institutional Class shares, respectively, and
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immediately after the Reorganization each shareholder will hold SP Class shares or Institutional Class shares, as the case may be, of the AB Fund, equal in number and value to the Sound Point Fund’s Investor Class shares or Institutional Class shares, as the case may be, that the shareholder held immediately prior to the Reorganization.  Subsequently, the Sound Point Fund will be liquidated.

Please refer to the Proxy Statement for a detailed explanation of the proposal.  If the Plan is approved by shareholders of the Sound Point Fund at the Special Meeting of Shareholders (the “Special Meeting”), the Reorganization is expected to be effective on or about December 11, 2015.

Question:  How will the Reorganization affect me as a shareholder?

Answer:  You will become a shareholder of the AB Fund.  If you hold Investor Class shares of the Sound Point Fund, you will receive SP Class shares of the AB Fund.  If you hold Institutional Class shares of the Sound Point Fund, you will receive Institutional Class shares of the AB Fund.  The shares of the AB Fund that you receive will have a total net asset value equal to the total net asset value of the shares you hold in the Sound Point Fund as of the closing date of the Reorganization.  The Reorganization will not affect the value of your investment at the time of the Reorganization. The Reorganization is expected to be tax-free to the Sound Point Fund and its shareholders.

The Reorganization will shift management oversight responsibility for the Sound Point Fund from Sound Point Capital to American Beacon Advisors, Inc. (the “Manager”).  By engaging Sound Point Capital, the current advisor to the Sound Point Fund, as the sub-advisor to the AB Fund (the “Sub-Advisor”), the AB Fund will be advised by the same portfolio management team at Sound Point Capital that currently advises the Sound Point Fund.  In particular, the portfolio managers of the Sub-Advisor who are primarily responsible for the day-to-day portfolio management of the Sound Point Fund will remain the same.  The investment objective of the AB Fund will be identical, and the investment strategies of the AB Fund will be substantially identical, to those of the Sound Point Fund. The AB Fund’s investment limitations are substantially identical to those of the Sound Point Fund; however, the investment limitations have been updated by the AB Fund to align with the limitations applicable to other funds in the American Beacon Family of Funds.
The Reorganization will affect other services currently provided to the Sound Point Fund.  Foreside Fund Services, LLC (“Foreside”) will be the distributor and principal underwriter of the AB Fund’s shares; Quasar Distributors, LLC currently serves as the distributor and principal underwriter of the Sound Point Fund’s shares.  Additionally, the Manager will engage Foreside to provide sub-administrative services in connection with the marketing and distribution of shares of the AB Fund.  The AB Fund will engage State Street Bank and Trust Company (“State Street”) as the AB Fund’s custodian and accounting agent; U.S. Bank National Association (“U.S. Bank”), currently serves as the custodian for the Sound Point Fund.  U.S. Bancorp Fund Services, LLC (“USBFS”), a U.S. Bank affiliate, currently serves as the Sound Point Fund’s administrator, transfer agent and fund accountant.  The AB Fund will engage Boston Financial Data Services, a State Street affiliate, as the AB Fund’s transfer agent, and the Manager will provide administration services for the AB Fund.
The Reorganization will move the assets of the Sound Point Fund from the Trust, which is a Delaware statutory trust, to the AB Fund, a series of the AB Trust, which is a Massachusetts business trust.  As a result of the Reorganization, the AB Fund will operate under the supervision of the AB Trust’s Board of Trustees.  Please refer to the section in the Proxy Statement entitled “Comparison of Forms of Organization and Shareholder Rights” for more information about the differences between the Trust and the AB Trust.

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Question:  Who will manage the AB Fund?

Answer:  The Manager will be responsible for overseeing the management of the AB Fund, and the portfolio managers of the Sub-Advisor who are primarily responsible for the day-to-day portfolio management of the Sound Point Fund will continue to manage the portfolio of the AB Fund.  In addition to overseeing the management of the AB Fund by the Sub-Advisor, the Manager may invest the portion of the AB Fund’s assets that the Sub-Advisor determines to be allocated to short-term investments.

The Manager is an experienced provider of investment advisory services to institutional and retail investors, with approximately $27.7 billion in mutual fund and $56.1 billion in overall assets under management as of September 30, 2015.  Since 1986, the Manager has offered a variety of services and products, including corporate cash management, separate account management, and mutual funds.  The Manager serves retail clients as well as defined benefit plans, defined contribution plans, foundations, endowments, corporations, and other institutional investors. There are currently over 30 series of the AB Trust, including the AB Fund. The American Beacon Family of Funds advised by the Manager currently includes international and domestic equity portfolios spanning a variety of longer-range investment strategies through balanced portfolios, as well as short-term investment options such as bond funds and money market funds.

The Sub-Advisor is a Delaware limited partnership that has been registered as an investment adviser with the SEC since July 2011 and has managed the affairs of the Sound Point Fund since its inception.  The Sub-Advisor had approximately $7 billion under management as of September 30, 2015.

Question:  How will the Reorganization affect the fees and expenses I pay as a shareholder of the Sound Point Fund?

Answer:  The AB Fund’s advisory fees will be lower than the advisory fee currently paid by the Sound Point Fund.  The AB Fund will pay advisory fees at an annual rate of 0.40% of its average daily net assets while the Sound Point Fund pays an advisory fee at an annual rate of 0.65% of its average daily net assets. The Sound Point Fund assesses no front-end sales charge, contingent deferred sales charge, redemption fees or exchange fees on its Investor Class or Institutional Class shares, and no such fees will be assessed by the AB Fund on its SP Class or Institutional Class shares. The AB Fund’s SP Class will have a Rule 12b-1 distribution and service fee of 0.25% while the Sound Point Fund’s Investor Class does not. Neither the AB Fund’s Institutional Class nor the Sound Point Fund’s Institutional Class has a Rule 12b-1 fee.
The net annual operating expense ratio of the AB Fund’s SP Class shares is not expected to be materially different from the net annual operating expense ratio of the Sound Point Fund’s Investor Class shares for the first two years after the Reorganization due to the fee waiver and expense reimbursement agreements that are currently in effect for the AB Fund’s SP Class shares and the Sound Point Fund’s Investor Class shares. The net annual operating expense ratio of the Sound Point Fund’s Investor Class shares for the annual period ended August 31, 2015 was 1.15% of that Fund’s average daily net assets while the projected net annual operating expense ratio for the AB Fund’s SP Class shares based on the same asset level is 1.16% of that Fund’s average daily net assets. The net annual operating expense ratio of the AB Fund’s Institutional Class shares is expected to be lower than that of the Sound Point Fund’s Institutional Class shares for the first two years after the Reorganization.  The net annual operating expense ratio of the Sound Point Fund’s Institutional Class shares for the annual period ended August 31, 2015 was 0.90% of that Fund’s average daily net assets while the projected net annual operating expense ratio for the AB Fund’s Institutional Class shares based on the same asset levels is 0.85% of that Fund’s average daily net assets.
4

Although the gross annual operating expense ratio of the AB Fund’s SP Class shares is expected to be higher than that of the Sound Point Fund’s Investor Class shares, shareholders will not be affected by the increase for the first two years after the Reorganization and for so long thereafter as the Manager agrees to maintain the net expense ratio of the AB Fund’s SP Class shares at the current expense cap level.  The gross annual operating expense ratio of the Sound Point Fund’s Investor Class shares based on its annual period ended August 31, 2015 was 1.74% of that Fund’s average daily net assets before the limitation on expenses.  The projected gross annual operating expenses for the AB Fund’s SP Class shares based on the same asset level is 2.15% of that Fund’s average daily net assets before the limitation on expenses.
Although the gross annual operating expense ratio of the AB Fund’s Institutional Class is expected to be slightly higher than that of the Sound Point’s Institutional Class shares, shareholders will not be affected by the increase for the first two years after the Reorganization and for so long thereafter as the Manager agrees to maintain the net annual operating expense ratio of the AB Fund’s Institutional Class shares at the current expense cap level.  The gross annual operating expense ratio of the Sound Point Fund’s Institutional Class shares for the annual period ended August 31, 2015 was 1.88% of that Fund’s average daily net assets before the limitation on expenses.  The projected gross annual operating expense ratio for the AB Fund’s Institutional Class shares based on the same asset levels is 1.90% of that Fund’s average daily net assets before the limitation on expenses.
The Manager has contractually agreed to waive fees and/or reimburse expenses, excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, expenses associated with securities sold short, litigation, and other extraordinary expenses, in order to limit net annual fund operating expenses through December 31, 2017 to 1.15% for the AB Fund’s SP Class shares and 0.84% for the Institutional Class shares. However, the net expenses of the AB Fund’s SP Class shares and Institutional Class shares would increase after December 31, 2017, and for so long thereafter, if the Manager does not continue to reduce and/or reimburse expenses at these levels (unless the assets of the AB Fund increased enough to result in a sufficient decrease in the AB Fund’s gross expenses). After the initial term, the AB Trust Board intends to consider the continuation of the expense caps on the SP Class and Institutional Class shares on an annual basis.  Sound Point Capital has contractually agreed to waive fees and/or reimburse expenses, excluding acquired fund fees and expenses, interest, taxes, interest and dividend expense on securities sold short and extraordinary expenses, in order to limit net annual fund operating expenses to 1.15% for the Sound Point Fund’s Investor Class shares and 0.90% for the Institutional Class shares.
Question:  Will the Reorganization result in any taxes?

Answer:  We expect that neither the Sound Point Fund nor its shareholders will recognize any gain or loss for federal income tax purposes as a direct result of the Reorganization, and the Trust and the AB Trust expect to receive a tax opinion confirming this position. Shareholders should consult their own tax advisers about possible state and local tax consequences of the Reorganization, if any, because the information about tax consequences in this document relates only to the federal income tax consequences of the Reorganization.

Question:  Will I be charged a sales charge or contingent deferred sales charge (CDSC) as a result of the Reorganization?

Answer:  No sales loads, commissions or other transactional fees will be imposed on shareholders in connection with the Reorganization.

5

Question:  Why do I need to vote?

Answer:  Your vote is needed to ensure that a quorum and sufficient votes are present at the Special Meeting so that the proposal can be acted upon. Your immediate response on the enclosed proxy card will help prevent the need for any further solicitations for a shareholder vote.  Your vote is very important to us regardless of the number of shares you own.

Question:  How does the Trust’s Board of Trustees recommend that I vote?

Answer:  After careful consideration and upon recommendation of Sound Point Capital, the Trust’s Board of Trustees unanimously recommends that shareholders vote “FOR” the Plan.

Question:  Who is paying for expenses related to the Special Meeting and the Reorganization?
Answer:  The Manager and Sound Point Capital will pay all direct costs relating to the Reorganization, including the costs relating to the Special Meeting and the Proxy Statement.  The Sound Point Fund and its shareholders will not incur any expenses in connection with the Reorganization.

Question:  What will happen if the Plan is not approved by shareholders?

Answer:  If shareholders of the Sound Point Fund do not approve the Plan, the Sound Point Fund will not be reorganized into the AB Fund.

Question:  How do I vote my shares?

Answer:  You can vote your shares by telephone, by mail, by the internet and by automated touchtone as set forth below:
Phone:
To cast your vote by phone with a proxy voting representative, call the toll-free number found on the enclosed proxy card. You will be required to provide your control number found on the reverse side of your proxy card.

Mail:
To vote your proxy by mail, check the appropriate voting box on the reverse side of your proxy card, sign and date the card and return it in the enclosed postage-prepaid envelope. If you sign, date and return the proxy card but give no voting instructions, the proxies will vote FOR the proposal.

The options below are available 24 hours a day/7 days a week.

Internet:	The web address and instructions for voting online can be found on the enclosed proxy card. You will be required to provide your control number found on the reverse side of your proxy card.

Automated Touchtone:	The toll-free number for automated touchtone telephone voting can be found on the enclosed proxy card. You must have the control number found on the reverse side of your proxy card.

6

Question:  Who do I call if I have questions?

Answer:  If you have any questions regarding the proposal, the proxy card or need assistance voting your shares, please contact Boston Financial Data Services, the Sound Point Fund’s proxy solicitor, toll-free at 1-844-700-1486.
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COMBINED PROXY STATEMENT AND PROSPECTUS

November 13, 2015

For the Reorganization of

Sound Point Floating Rate Income Fund
a series of Trust for Advised Portfolios
615 East Michigan Street
Milwaukee, Wisconsin 53202
(626) 914-7220

Into

American Beacon Sound Point Floating Rate Income Fund,
a series of American Beacon Funds
220 East Las Colinas Boulevard, Suite 1200
Irving, Texas 75039
(800) 658-5811

_________________________________________

This Combined Proxy Statement and Prospectus (the “Proxy Statement”) is being sent to you in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of Trust for Advised Portfolios (the “Trust”) for use at a Special Meeting of Shareholders (the “Special Meeting”) of the Sound Point Floating Rate Income Fund, a series of the Trust (the “Sound Point Fund”), managed by Sound Point Capital Management, L.P. (“Sound Point Capital”), at the principal executive offices of the Trust located at 615 East Michigan Street, Milwaukee, Wisconsin 53202 on Monday, December 7, 2015, at 3:00 p.m. Central Time.  At the Special Meeting, shareholders of the Sound Point Fund will be asked:

1.    To approve the Agreement and Plan of Reorganization and Termination (the “Plan”) adopted by the Trust’s Board of Trustees, which provides for the reorganization of the Sound Point Fund into the American Beacon Sound Point Floating Rate Income Fund (the “AB Fund”), a newly created series of American Beacon Funds (the “AB Trust”).

The Plan provides for the transfer of all of the assets of the Sound Point Fund to the AB Fund in exchange for:

(a) SP Class shares and Institutional Class shares of the AB Fund equal in number and value to the Sound Point Fund’s Investor Class shares and Institutional Class shares, respectively, which will be distributed pro rata by the Sound Point Fund to the holders of its shares in complete liquidation of the Sound Point Fund as follows:

Sound Point Floating Rate Income Fund	à	American Beacon Sound Point Floating Rate Income Fund
Investor Class shares	à	SP Class shares
Institutional Class shares	à	Institutional Class shares
and
(b) the AB Fund’s assumption of all of the liabilities of the Sound Point Fund (collectively, the “Reorganization”); and
2.    To transact any other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

The Sound Point Fund is a series of the Trust, an open-end management investment company registered with the Securities and Exchange Commission (the “SEC”) and organized as a Delaware statutory trust.  The AB Fund is a newly created series of the AB Trust, an open-end management investment company registered with the SEC and organized as a Massachusetts business trust.

This Proxy Statement sets forth the basic information you should know before voting on the proposal.  You should read it and keep it for future reference.  Additional information relating to the AB Fund and this Proxy Statement is set forth in the Statement of Additional Information to this Proxy Statement dated November 13, 2015, which is incorporated by reference into this Proxy Statement.  Additional information about the AB Fund has been filed with the SEC and is available upon request and without charge by writing to the AB Fund or by calling (toll-free) 1-800-658-5811.  The Sound Point Fund expects that this Proxy Statement will be mailed to shareholders on or about November 17, 2015.

The following documents have been filed with the SEC and are incorporated by reference into this Proxy Statement, which means that these documents are considered legally to be part of this Proxy Statement:

•	Statement of Additional Information to this Proxy Statement, dated November 13, 2015;

•	Prospectus and Statement of Additional Information of the Sound Point Fund, each dated December 29, 2014, as supplemented; and

•	Annual Report to Shareholders of the Sound Point Fund for the fiscal year ended August 31, 2015.

A copy of the Statement of Additional Information to this Proxy Statement accompanies this proxy statement. Copies of the other documents are available upon request and without charge by writing to the Trust, through the internet at www.soundpointcapfunds.com, or by calling (toll-free) at 1-844-886-9704.
Because the AB Fund has not yet commenced operations as of the date of this Proxy Statement, no annual or semi-annual report is available for the AB Fund at this time.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR HAS IT PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The shares offered by this Proxy Statement are not deposits or obligations of any bank, and are not insured or guaranteed by the Federal Deposit Insurance Company or any other government agency.  An investment in the AB Fund involves investment risk, including the possible loss of principal.

TABLE OF CONTENTS

I.	PROPOSAL – TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION			1
	A.	OVERVIEW		1
	B.	REASONS FOR THE REORGANIZATION		1
	C.	BOARD CONSIDERATIONS		3
	D.	COMPARISON OF PRINCIPAL INVESTMENT OBJECTIVES, STRATEGIES AND POLICIES OF THE FUNDS		6
	E.	COMPARISON OF PRINCIPAL RISKS		11
	F.	COMPARISON OF THE FUNDS’ INVESTMENT RESTRICTIONS AND LIMITATIONS		18
	G.	COMPARISON OF FEES AND EXPENSES		23
	H.	PERFORMANCE INFORMATION		26
	I.	COMPARISON OF DISTRIBUTION AND PURCHASE, REDEMPTION AND EXCHANGE PROCEDURES		28
	J.	KEY INFORMATION ABOUT THE PROPOSAL		29
		1.	SUMMARY OF THE PROPOSED REORGANIZATION	29
		2.	DESCRIPTION OF THE AB FUND’S SP CLASS SHARES AND INSTITUTIONAL CLASS SHARES	31
		3.	FEDERAL INCOME TAX CONSEQUENCES	31
		4.	COMPARISON OF FORMS OF ORGANIZATION AND SHAREHOLDER RIGHTS	32
		5.	CAPITALIZATION	35
	K.	ADDITIONAL INFORMATION ABOUT THE AB FUND		35
		1.	MANAGER AND SUB-ADVISOR	35
		2.	OTHER SERVICE PROVIDERS	37
		3.	TAX CONSIDERATIONS	37
		4.	PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES	38
II.	VOTING INFORMATION			38
	A.	RECORD DATE, VOTING RIGHTS AND VOTE REQUIRED		38
	B.	HOW TO VOTE		38
	C.	PROXIES		39
	D.	QUORUM AND ADJOURNMENTS		39
	E.	EFFECT OF ABSTENTIONS AND BROKER “NON-VOTES”		39
	F.	SOLICITATION OF PROXIES		40
III.	OTHER INFORMATION			40
	A.	OTHER BUSINESS		40
	B.	NEXT MEETING OF SHAREHOLDERS		40
	C.	LEGAL MATTERS		40
	D.	INFORMATION FILED WITH THE SEC		40
APPENDIX A FORM OF AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION				A-1
APPENDIX B OWNERSHIP OF SHARES OF THE SOUND POINT FUND				B-1
APPENDIX C VALUATION, PURCHASE, REDEMPTION AND TAX INFORMATION FOR THE AB FUND				C-1
APPENDIX D FINANCIAL HIGHLIGHTS OF THE SOUND POINT FUND				D-1

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I.	PROPOSAL – TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION
A.	OVERVIEW
The Board, including all the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the Trust, proposes that the Sound Point Fund reorganize into the AB Fund and that each Sound Point Fund shareholder become a shareholder of the AB Fund, pursuant to the Plan, the form of which is attached to this Proxy Statement as Appendix A.  The Board considered the Reorganization at a meeting held on September 30, 2015.  The Board believes that the Reorganization is in the best interests of the Sound Point Fund and its shareholders.
In order to reorganize the Sound Point Fund into a series of the AB Trust, a substantially identical fund, referred to as the “AB Fund,” has been created as a new series of the AB Trust.  If the shareholders of the Sound Point Fund approve the Plan, the Reorganization will have three primary steps:
            *            First, the Sound Point Fund will transfer all of its assets to the AB Fund in exchange solely for SP Class shares and Institutional Class shares of the AB Fund and the AB Fund’s assumption of all of the Sound Point Fund’s liabilities;
            *            Second, each holder of Sound Point Fund Investor Class shares will receive a pro rata distribution of the AB Fund’s SP Class shares and each holder of Sound Point Fund Institutional Class shares will receive a pro rata distribution of the AB Fund’s Institutional Class shares; and
            *            Third, the Sound Point Fund will be liquidated.
Approval of the Plan will constitute approval of the transfer of the Sound Point Fund’s assets, the assumption of its liabilities, the distribution of the AB Fund’s SP Class shares and Institutional Class shares, and liquidation of the Sound Point Fund.  The SP Class shares and Institutional Class shares issued in connection with the Reorganization will have an aggregate net asset value (“NAV”) equal to the value of the assets that the Sound Point Fund transferred to the AB Fund, less the Sound Point Fund’s liabilities that the AB Fund assumes.  Existing shareholders of the Sound Point Fund’s Investor Class shares will become shareholders of the AB Fund’s SP Class shares and existing shareholders of the Sound Point Fund’s Institutional Class shares will become shareholders of the AB Fund’s Institutional Class shares, and immediately after the Reorganization, each shareholder will hold SP Class shares or Institutional Class shares of the AB Fund, as the case may be, equal in number and value to the Sound Point Fund’s Investor Class shares or Institutional Class shares that the shareholder held immediately prior to the Reorganization.   No sales charge or fee of any kind will be charged to the Sound Point Fund’s shareholders in connection with the Reorganization.
The Trust believes that the Reorganization will constitute a tax-free transaction for federal income tax purposes.  Therefore, shareholders should not recognize any gain or loss on their Sound Point Fund shares for federal income tax purposes as a direct result of the Reorganization. The Trust and the AB Trust will receive an opinion from tax counsel to the AB Trust confirming such tax treatment.

B.	REASONS FOR THE REORGANIZATION

The primary purpose of the Reorganization is to move the investment portfolio and shareholders presently associated with Sound Point Fund to the American Beacon Family of Funds.  Reconstituting the
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Sound Point Fund as a series of the AB Trust has the potential to expand the distribution network and increase the Sound Point Fund’s assets, as the AB Trust has access to greater resources and distribution channels than does the Trust.
The Reorganization will shift management oversight responsibility for the Sound Point Fund from Sound Point Capital to American Beacon Advisors, Inc. (the “Manager”).  By engaging Sound Point Capital, the current advisor to the Sound Point Fund, as the sub-advisor to the AB Fund (the “Sub-Advisor”), the AB Fund will be advised by the same portfolio management team at Sound Point Capital that currently advises the Sound Point Fund.  In particular, the portfolio managers of the Sub-Advisor who are primarily responsible for the day-to-day portfolio management of the Sound Point Fund will remain the same. The investment objective of the AB Fund will be identical, and the investment strategies of the AB Fund will be substantially identical, to those of the Sound Point Fund.  The AB Fund’s material investment limitations are substantially identical to those of the Sound Point Fund; however, the investment limitations have been updated by the AB Fund to align with the limitations applicable to other funds in the American Beacon Family of Funds.
The Reorganization will affect other services currently provided to the Sound Point Fund.  Foreside Fund Services, LLC (“Foreside”) will be the distributor and principal underwriter of the AB Fund’s shares; Quasar Distributors, LLC currently serves as the distributor and principal underwriter of the Sound Point Fund’s shares.  Additionally, the Manager will engage Foreside to provide sub-administrative services in connection with the marketing and distribution of shares of the AB Fund.  The AB Trust will engage State Street Bank and Trust Company (“State Street”) as the AB Fund’s custodian and accounting agent; U.S. Bank National Association (“U.S. Bank”) currently serves as the custodian for the Sound Point Fund.  U.S. Bancorp Fund Services, LLC (“USBFS”), a U.S. Bank affiliate, currently serves as the Sound Point Fund’s administrator, transfer agent and fund accountant.  The AB Trust will engage Boston Financial Data Services, a State Street affiliate, as the AB Fund’s transfer agent, and the Manager will provide administration services for the AB Fund.
The Reorganization will move the assets of the Sound Point Fund from the Trust, which is a Delaware statutory trust, to the AB Fund, a series of the AB Trust, which is a Massachusetts business trust.  As a result of the Reorganization, the AB Fund will operate under the supervision of the AB Trust’s Board of Trustees.  Please refer to the section in the Proxy Statement entitled “Comparison of Forms of Organization and Shareholder Rights” for more information about the differences between the Trust and the AB Trust.
The AB Fund’s advisory fees will be lower than the advisory fee currently paid by the Sound Point Fund.  The AB Fund will pay advisory fees at an annual rate of 0.40% of its average daily net assets while the Sound Point Fund pays an advisory fee at an annual rate of 0.65% of its average daily net assets. The Sound Point Fund assesses no front-end sales charge, contingent deferred sales charge, redemption fees or exchange fees on its Investor Class or Institutional Class shares, and no such fees will be assessed by the AB Fund on its SP Class or Institutional Class shares. The AB Fund’s SP Class will have a Rule 12b-1 distribution and service fee of 0.25% while the Sound Point Fund’s Investor class does not. Neither the AB Fund’s Institutional Class nor the Sound Point Fund’s Institutional Class has a Rule 12b-1 fee.
The net annual operating expense ratio of the AB Fund’s SP Class shares is not expected to be materially different from the net annual operating expense ratio of the Sound Point Fund’s Investor Class shares for the first two years after the Reorganization due to the fee waiver and expense reimbursement agreements that are currently in effect for the AB Fund’s SP Class shares and the Sound Point Fund’s Investor Class shares. The net annual operating expense ratio of the Sound Point Fund’s Investor Class shares for the annual period ended August 31, 2015 was 1.15% of that Fund’s average daily net assets
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while the projected net annual operating expense ratio for the AB Fund’s SP Class shares based on the same asset level is 1.16% of that Fund’s average daily net assets. The net annual operating expense ratio of the AB Fund’s Institutional Class shares is expected to be lower than that of the Sound Point Fund’s Institutional Class shares for the first two years after the Reorganization.  The net annual operating expense ratio of the Sound Point Fund’s Institutional Class shares for the annual period ended August 31, 2015 was 0.90% of that Fund’s average daily net assets while the projected net annual operating expense ratio for the AB Fund’s Institutional Class shares based on the same asset levels is 0.85% of that Fund’s average daily net assets.
Although the gross annual operating expense ratio of the AB Fund’s SP Class shares is expected to be higher than that of the Sound Point Fund’s Investor Class shares, shareholders will not be affected by the increase for the first two years after the Reorganization and for so long thereafter as the Manager agrees to maintain the net expense ratio of the AB Fund’s SP Class shares at the current expense cap level.  The gross annual operating expense ratio of the Sound Point Fund’s Investor Class shares based on its annual period ended August 31, 2015 was 1.74% of that Fund’s average daily net assets before the limitation on expenses.  The projected gross annual operating expenses for the AB Fund’s SP Class shares based on the same asset level is 2.15% of that Fund’s average daily net assets before the limitation on expenses.
Although the gross annual operating expense ratio of the AB Fund’s Institutional Class is expected to be slightly higher than that of the Sound Point’s Institutional Class shares, shareholders will not be affected by the increase for the first two years after the Reorganization and for so long thereafter as the Manager agrees to maintain the net annual operating expense ratio of the AB Fund’s Institutional Class shares at the current expense cap level.  The gross annual operating expense ratio of the Sound Point Fund’s Institutional Class shares for the annual period ended August 31, 2015 was 1.88% of that Fund’s average daily net assets before the limitation on expenses.  The projected gross annual operating expense ratio for the AB Fund’s Institutional Class shares based on the same asset levels is 1.90% of that Fund’s average daily net assets before the limitation on expenses.
The Manager has contractually agreed to waive fees and/or reimburse expenses, excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, expenses associated with securities sold short, litigation, and other extraordinary expenses, in order to limit net annual fund operating expenses through December 31, 2017 to 1.15% for the AB Fund’s SP Class shares and 0.84% for the Institutional Class shares. However, the net expenses of the AB Fund’s SP Class shares and Institutional Class shares would increase after December 31, 2017, and for so long thereafter, if the Manager does not continue to reduce and/or reimburse expenses at these levels (unless the assets of the AB Fund increased enough to result in a sufficient decrease in the AB Fund’s gross expenses). After the initial term, the AB Trust Board intends to consider the continuation of the expense caps on the SP Class and Institutional Class shares on an annual basis.  Sound Point Capital has contractually agreed to waive fees and/or reimburse expenses, excluding acquired fund fees and expenses, interest, taxes, interest and dividend expense on securities sold short and extraordinary expenses, in order to limit net annual fund operating expenses to 1.15% for the Sound Point Fund’s Investor Class shares and 0.90% for the Institutional Class shares.
C.	BOARD CONSIDERATIONS
Sound Point Capital proposed, and the Board considered (with the advice and assistance of independent legal counsel), the Reorganization at a meeting held on September 30, 2015.  Based upon the recommendation of Sound Point Capital, the Board’s evaluation of the relevant information prepared by the Manager and presented to the Board in advance of the meeting, and in light of its fiduciary duties
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under federal and state law, the Board, including all trustees who are not “interested persons” of the Trust under the 1940 Act, determined that the Reorganization is in the best interests of the Sound Point Fund and its shareholders and that the interests of existing Sound Point Fund shareholders will not be diluted as a result of the Reorganization.

In approving the Reorganization as proposed by Sound Point Capital, the Board noted that the Sound Point Fund assets have not achieved economies of scale despite significant sales efforts by Sound Point Capital.  The Board noted further Sound Point Capital’s belief that, as a result, the Sound Point Fund may not be able to achieve economies of scale unless it can be combined with another fund.  The Board considered the terms of the Reorganization and determined that the Reorganization would provide shareholders with the options of (1) transferring their investment to a substantially identical fund on a tax-free basis in the Reorganization or (2) redeeming their investment in the Sound Point Fund, which might have tax consequences for them.
The Board considered the following additional matters, among others, in approving the Reorganization:
            The Terms and Conditions of the Reorganization.  The Board considered the terms of the Plan, and, in particular, that the transfer of the assets of the Sound Point Fund will be in exchange for SP Class shares and Institutional Class shares of the AB Fund and the AB Fund’s assumption of all liabilities of the Sound Point Fund.  The Board also took note of the fact that no sales charges would be imposed in connection with the Reorganization.  In addition, the Board noted that pursuant to the Plan, each Sound Point Fund shareholder’s account will be credited with the number of full and fractional AB Fund Shares equal to the number of full and fractional Sound Point Fund shares that each shareholder holds immediately prior to the Reorganization and that the aggregate net asset value of AB Fund shares to be credited to each Sound Point Fund shareholder’s account will equal the aggregate net asset value of the Sound Point Fund shares that each shareholder holds immediately prior to the Reorganization. As a result, the Board noted that the interests of Sound Point Fund shareholders would not be diluted as a result of the Reorganization. The Board also noted that the Reorganization would be submitted to the Sound Point Fund’s shareholders for approval.

            Substantially Identical Investment Objectives, Policies and Limitations and Continuity of Sub-Advisor.  The Board considered that the investment objective of the AB Fund will be identical, and the investment strategies of the AB Fund will be substantially identical, to those of the Sound Point Fund.  The Board noted that the investment limitations of the AB Fund are slightly different from those of the Sound Point Fund in order for the AB Fund to conform its limitations to those applicable to other funds in the American Beacon Family of Funds. In particular, the Board considered that the substantially identical investment strategy, together with the fact that Sound Point Capital would serve as Sub-Advisor to the AB Fund would provide continuation of portfolio management expertise to the shareholders of the Sound Point Fund.

Expenses Relating to Reorganization.  The Board also considered that the Sound Point Fund and Sound Point Fund shareholders will not incur any expenses in connection with the Reorganization.  The Board considered that, except for costs associated with a special meeting of the AB Trust Board which will be borne solely by Manager, the Manager and Sound Point Capital will each bear 50% of the direct costs associated with the Reorganization, Special Meeting, and solicitation of proxies, including the expenses associated with preparing and filing the registration statement that includes this Proxy Statement and the cost of copying, printing and mailing proxy materials.
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Consideration Paid to Sound Point Capital. The Board considered that the Manager had agreed to pay Sound Point Capital a fee, which is contemplated to be paid in three annual installments commencing with the closing of the Reorganization, based on the average daily net assets of the Sound Point Fund for the 30 calendar days up to and including the closing date of the Reorganization. The Board noted that this fee is payable by the Manager and not by either the Sound Point Fund or AB Fund.
Relative Expense Ratios and Continuation of Limitation on Expenses.  The Board first reviewed information concerning advisory fees and considered that the advisory fees payable by the AB Fund would be less than the advisory fee paid by the Sound Point Fund.  The Board then reviewed information regarding comparative expense ratios (current expense ratios for the Investor Class shares and Institutional Class shares of the Sound Point Fund, and estimated pro forma expense ratios for the SP Class shares and Institutional Class shares of the AB Fund, both as of the fiscal year ended August 31, 2014), which indicated that the gross annual operating expense ratio for SP Class shares of the AB Fund would be higher than the gross annual operating expense ratio of Investor Class shares of the Sound Point Fund and that the gross annual operating expense ratio for Institutional Class shares of the AB Fund would be lower than the gross annual operating expense ratio of Institutional Class shares of the Sound Point Fund. The Board considered, however that, excluding acquired fund fees and expenses of 0.01%, the net total annual operating expense ratio for SP Class shares of the AB Fund through December 31, 2017 would be the same as the net total annual operating expense ratio of Investor Class shares of the Sound Point Fund, and that net total annual operating expense ratio for Institutional Class shares of the AB Fund through December 31, 2017 would be lower than the net total annual operating expense ratio of Institutional Class shares of the Sound Point Fund.  In this regard, the Board recognized that the Manager would contractually agree to reduce and/or reimburse expenses payable by the AB Fund through at least December 31, 2017, to the extent that the total annual operating expense ratio of SP Class shares exceeds 1.15% of average daily net assets and Institutional Class shares exceeds 0.84% of average daily net assets, which expense limits are the same as Sound Point Fund’s expense limits for Investor Class shares and lower than the Sound Point Fund’s expense limits for Institutional Class shares.  The Board also considered the exclusions from the expense limitation arrangement applicable to the AB Fund as compared to the Sound Point Fund.  The Board also considered that the Sound Point Fund’s expense cap has an indefinite term and that the Manager had agreed to a contractual two-year expense cap as described above. The Board noted that, after the initial term, the AB Trust Board intends to consider the continuation of the expense caps on the SP Class and Institutional Class shares on an annual basis.
            Economies of Scale.  The Board considered the potential of the AB Fund to experience economies of scale as a result of its being a series of the AB Trust (which has over 30 series and $27.3 billion in assets as of September 30, 2015) because certain fixed costs, such as legal, accounting, shareholder services and trustee expenses, would be spread over a larger fund complex.  The Board concluded that the structure may benefit shareholders as the AB Fund grows.
             Distribution and Service Fees.  The Board considered the fund distribution capabilities of the Manager and its affiliates and their commitment to distribute the AB Fund.  The Board further considered that, while the Investor Class of the Sound Point Fund currently does not have a Rule 12b-1 distribution and service fee, it previously did have a 0.25% Rule 12b-1 distribution and service fee like that of the SP Class of the AB Fund, and that having one again would benefit shareholders by enhancing distribution. The Board also considered that, despite the 0.25% difference in expenses between the two classes, excluding acquired fund fees and expenses of 0.01%, the net total annual operating expense ratio for SP Class shares of the AB Fund through December 31, 2017 would be the same as the net total annual operating expense ratio of Investor Class shares of the Sound Point Fund.  With respect to the Institutional Class of the Sound Point Fund, the Board noted that like the Sound Point Fund’s Institutional Class the Institutional Class shares of the AB Fund will not pay a Rule 12b-1 distribution or service fee.
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The Experience and Expertise of the Manager and Sub-Advisor.  The Board considered the following information that was provided to it regarding the Manager: (1) the Manager is an experienced provider of investment advisory services to institutional and retail markets, with approximately $27.7 billion in mutual fund and $56.1 billion in overall assets under management as of September 30, 2015; (2) since 1986, the Manager has offered a variety of services and products, including corporate cash management, separate account management, and mutual funds; and (3) the Manager serves retail clients as well as defined benefit plans, defined contribution plans, foundations, endowments, corporations, and other institutional investors.  The Board also considered that there are currently over 30 series of the AB Trust.
The Board considered that Sound Point Capital Management, L.P., a Delaware limited partnership and the current advisor to the Sound Point Fund, would provide sub-advisory services to the AB Fund.  The Board noted that the Sub-Advisor’s principals have significant investment experience related to the investment management of the Sound Point Fund and the accounts of institutional clients, private investment companies and mutual funds.
Tax Consequences.  The Board considered that the Reorganization is expected to be free from adverse federal income tax consequences.

Based on the information presented to the Board by Sound Point Capital, the Board determined that the Reorganization as proposed by Sound Point Capital is in the best interests of the Sound Point Fund and its shareholders.  The Board approved the Reorganization, subject to approval by shareholders of the Sound Point Fund and the solicitation of the shareholders of the Sound Point Fund to vote “FOR” the approval of the Plan, the form of which is attached to this Proxy Statement in Appendix A.
D.	COMPARISON OF PRINCIPAL INVESTMENT OBJECTIVES, STRATEGIES AND POLICIES OF THE FUNDS
The Sound Point Fund and the AB Fund (each sometimes referred to herein as a "Fund") have identical investment objectives and substantially identical strategies, which are presented in the table below.

The AB Fund has been created as a shell series of the AB Trust solely for the purpose of acquiring the Sound Point Fund’s assets and continuing its business, and will not conduct any investment operations until after the closing of the Reorganization.  The Manager has reviewed the Sound Point Fund’s current portfolio holdings and determined that those holdings are compatible with the AB Fund’s investment objectives and policies.  As a result, the Manager believes that, if the Reorganization is approved, all or substantially all of the Sound Point Fund’s assets will be transferred to and held by the AB Fund.
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Sound Point Fund	AB Fund
Investment Objective
The Sound Point Fund seeks to provide a high level of current income consistent with strong risk-adjusted returns.

The Sound Point Fund’s investment objective is a non-fundamental policy that may be changed by its Board without shareholder approval.
The AB Fund will have the same investment objective. The AB Fund’s investment objective also will be a non-fundamental policy that may be changed by its Board without shareholder approval.
Principal Investment Strategies
Under normal circumstances, the Sound Point Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in income producing floating rate loans and other floating rate debt securities, which may include bonds, notes and debentures issued by corporations, debt securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities, and commercial paper. The Sound Point Fund invests primarily in senior floating rate loans (“Floating Rate Loans”) which are made by banks and other large financial institutions to various companies and are senior in the borrowing companies’ capital structure. Floating Rate Loans typically are of below investment grade quality and have below investment grade credit ratings, which ratings are associated with securities having high risk, speculative characteristics (sometimes referred to as “high yield” or “junk”).

Sound Point Capital utilizes a fundamental, research intensive approach to achieve its objective by identifying fundamentally attractive floating rate loans or variable-rate investments, which it considers under-valued, which pay interest at variable-rates and are determined periodically, on the basis of a floating base lending rate, such as the London Interbank Offered Rate (“LIBOR”), with or without a floor plus a fixed spread and other investments, including senior secured and unsecured bonds, and by creating a portfolio with an optimal blend of these assets. In managing the

Under normal circumstances, the AB Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in income producing floating rate loans and other floating rate debt securities, which may include bonds, notes and debentures issued by corporations, debt securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities, and commercial paper. The AB Fund invests primarily in senior floating rate loans (“Floating Rate Loans”) which are made by banks and other large financial institutions to various companies and are senior in the borrowing companies’ capital structure. Floating Rate Loans typically are of below investment grade quality (sometimes referred to as “high yield” or “junk” bonds) and have below investment grade credit ratings, which ratings are associated with securities having high risk, speculative characteristics, or are unrated but deemed by Sound Point Capital to be of equivalent quality.

Sound Point Capital utilizes a bottom-up, fundamental, research intensive approach to achieve its objective by identifying fundamentally attractive floating rate loans or variable-rate investments, which it considers under-valued, which pay interest at variable-rates and are determined periodically, on the basis of a floating base lending rate, such as the London Interbank Offered Rate (“LIBOR”), with or without a floor plus a fixed spread and other investments, including senior secured and unsecured bonds, and by creating a portfolio with an optimal blend of these assets. In managing the AB Fund, Sound

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Sound Point Fund, Sound Point Capital seeks to invest in a portfolio of Floating Rate Loans that it believes will be less volatile over time than the general loan market. Preservation of capital is considered when consistent with the Sound Point Fund’s objective. The Fund invests in securities without regard to maturity or duration.

Sound Point Capital manages the Sound Point Fund using a bottom-up, fundamental approach and focuses on relative value across industries, within industries and within individual capital structures. Given the focus on relative value, the Sound Point Fund has a target investment lifecycle of 3 to 12 months and does not employ a “buy-and-hold to maturity” strategy. Sound Point Capital generally sells a security when it believes its projected future return becomes unattractive relative to the rest of the portfolio or the investable universe.

Interest Rates and Portfolio Maturity. The Floating Rate Loans in which the Sound Point Fund invests typically have multiple reset periods during the year with each reset period applicable to a designated portion of the loan. As short-term interest rates decline, interest payable to the Sound Point Fund should decrease. The amount of time that will pass before the Sound Point Fund experiences the effects of changing short-term interest rates will depend on the dollar weighted average time until the next interest rate adjustment on the Sound Point Fund’s portfolio of loans. Loans usually have mandatory and optional prepayment provisions. Because of prepayments, the actual remaining maturity of a loan may be considerably less than its stated maturity. If a loan is prepaid, the Sound Point Fund will have to reinvest the proceeds in other loans or securities, which may have a lower fixed spread over its base rate. In such a case, the amount of interest paid to the Sound Point Fund would likely decrease.

The Sound Point Fund is non-diversified and therefore is allowed to focus its investments in fewer companies than a fund that is required to diversify its portfolio.

Point Capital seeks to invest in a portfolio of Floating Rate Loans that it believes will be less volatile over time than the general loan market. Sound Point Capital considers preservation of capital when consistent with the AB Fund’s investment objective. The AB Fund invests in securities without regard to maturity or duration.

Sound Point Capital focuses on relative value across industries, within industries and within individual capital structures.  Given the focus on relative value, the AB Fund has a target investment lifecycle of 3 to 12 months and does not employ a “buy-and-hold to maturity” strategy.  Therefore, the AB Fund may have high portfolio turnover  Sound Point Capital generally sells a security when it believes its projected future return becomes unattractive relative to the rest of the portfolio or the investable universe.

The interest rates payable on Floating Rate Loans and other floating rate debt securities are not fixed and may fluctuate based upon changes in market rates.  The Floating Rate Loans in which the AB Fund invests typically have multiple reset periods during the year with each reset period applicable to a designated portion of the loan. As short-term interest rates decline, interest payable to the AB Fund typically should decrease. Alternatively, during periods of increasing interest rates, changes in the interest rates of floating rate securities may lag behind changes in market rates or may have limits on the maximum increases in interest rates. The amount of time that will pass before the AB Fund experiences the effects of changing short-term interest rates will depend on the dollar-weighted average time until the next interest rate adjustment on the AB Fund’s portfolio of loans. Loans usually have mandatory and optional prepayment provisions. Because of prepayments, the actual remaining maturity of a loan may be considerably less than its stated maturity. If a loan is prepaid, the AB Fund will have to reinvest the proceeds in other loans or securities, which may have a lower fixed spread over its base rate. In such a case, the amount of interest paid to the AB Fund would likely decrease.

The AB Fund is non-diversified, which means that it may invest a high percentage of its assets in a

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limited number of issuers.
Cash Management Investments
The Sound Point Fund may invest a portion of its assets in high quality fixed-income securities, money market instruments, and money market mutual funds, or hold cash or cash equivalents in such amounts as Sound Point Capital deems appropriate under the circumstances, including when Sound Point Capital believes the Sound Point Fund needs to retain cash. Money market instruments or short-term debt securities held by the Sound Point Fund for cash management or defensive investing purposes can fluctuate in value. To the extent that the Sound Point Fund uses a money market fund or an exchange-traded fund for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market fund’s or exchange-traded fund’s management fees and operational expenses.

The AB Fund may invest a portion of its assets in high quality fixed-income securities, money market instruments, money market mutual funds, exchange-traded funds, or hold cash or cash equivalents in such amounts as Sound Point Capital deems appropriate under certain circumstances, including when Sound Point Capital believes the AB Fund needs to retain cash. Money market instruments, exchange-traded funds, or short-term debt securities held by the AB Fund for cash management or defensive investing purposes can fluctuate in value.

Temporary Defensive Strategy
Please see “−Cash Management Investments” above.
The AB Fund may depart from its principal investment strategy by taking temporary defensive positions in response to adverse market, economic, political or other conditions. During these times, the AB Fund may not achieve its investment objective.

When the AB Fund takes a defensive or interim position, its investments can include (i) obligations issued or guaranteed by the U.S. Government, its agents or instrumentalities; (ii) commercial paper rated in the highest short term category by a rating organization; (iii) domestic, Yankee and Eurodollar certificates of deposit or bankers’ acceptances of banks rated in the highest short term category by a rating organization; (iv) any of the foregoing securities that mature in one year or less (generally known as “cash equivalents”); (v) other short-term corporate debt obligations; (vi) repurchase agreements; or (vii) shares of money market funds, including money market funds advised by the Manager a sub-advisor.

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Investment Advisor
Sound Point Capital Management, L.P.	American Beacon Advisors, Inc.
Investment Sub-Advisor
None	Sound Point Capital Management, L.P.
Portfolio Managers The following portfolio managers are jointly and primarily responsible for the day-to-day management of the Funds.
Stephen Ketchum is a Portfolio Manager and the Managing Partner and principal owner of Sound Point Capital, which he founded in 2008. Mr. Ketchum is a co-portfolio manager of the Sound Point Fund and was a co-portfolio manager of the Predecessor Fund. Prior to founding Sound Point Capital, Mr. Ketchum was Global Head of Media Investment and Corporate Banking for Banc of America Securities where he was a member of the Global Investment Banking Leadership Team. As Global Head of Media Banking, Mr. Ketchum was responsible, together with a risk partner, for a multi-billion dollar portfolio of corporate loans and bonds, which was used to support investment banking activities. Prior to joining Banc of America Securities, he was a Managing Director at UBS in the TMT Investment Banking Group. Mr. Ketchum earned his B.A., magna cum laude, from New England College in 1983 and an M.B.A. from the Harvard Business School in 1990.

Mr. Richert has been at Sound Point Capital since May 2011, and is co-portfolio manager for the Fund. He was a co-portfolio manager of the Predecessor Fund. Prior to joining Sound Point Capital, Mr. Richert was a Principal in the collateralized loan obligation (“CLO”) group at American Capital where for four years, he served as a senior member of a team managing $725 million in bank loan assets. His primary role was managing the cash flow CLO and directly covered over 40 names in the Aerospace & Defense, Building Materials, Chemical, Electronics, Metals & Mining and Oil & Gas industries. Prior to American Capital, Mr. Richert was a Senior Credit Analyst at Sanno Point Capital Management, a credit-focused hedge fund, where he covered Home Builders, Metals & Mining, TMT, and Drug Store Retailers. Mr. Richert earned his M.B.A. in Finance from the University of Michigan and his B.B.A in
Same.

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Accounting from Southern College. Mr. Richert is a Chartered Financial Analyst charterholder and is a Certified Public Accountant.
E.	COMPARISON OF PRINCIPAL RISKS
Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect.  In general, the greater the risk, the more money your investment can earn for you and the more you can lose.  Like other investment companies, the value of each Fund’s shares may be affected by its investment objectives, principal investment strategies and particular risk factors.  The principal risks of investing in the Funds are discussed below.  However, other factors may also affect each Fund’s NAV.  There is no guarantee that a Fund will achieve its investment objectives or that it will not lose principal value.
The main risks of investing in the Funds are similar, as their investment objectives are identical and the investment strategies of the Funds are substantially identical.  However, the AB Fund has included certain additional risk disclosures and eliminated or revised other risk disclosures in its registration statement to clarify for shareholders the principal risks of investing in the AB Fund.  The additional risks included in the AB Fund prospectus include callable securities risk, floating rate securities risk, liquidity risk, loan interests risk, investment risk, issuer risk, redemption risk, sector risk, U.S. Government securities and government sponsored enterprises risk and unrated securities risk.  The AB Fund prospectus also discloses the risks associated with investments in investment companies, including money market funds.  The AB Fund prospectus does not disclose  inflation risk and  lender liability and equitable subordination risks, which are discussed in the Sound Point Fund’s prospectus.  The risks of the AB Fund, as described in the AB Fund’s prospectus, are described below:
Callable Securities Risk

The AB Fund may invest in fixed-income securities with call features. A call feature allows the issuer of the security to redeem or call the security prior to its stated maturity date. In periods of falling interest rates, issuers may be more likely to call in securities that are paying higher coupon rates than prevailing interest rates. In the event of a call, the AB Fund would lose the income that would have been earned to maturity on that security, and the proceeds received by the Fund may be invested in securities paying lower coupon rates. Thus, the AB Fund’s income could be reduced as a result of a call. In addition, the market value of a callable security may decrease if it is perceived by the market as likely to be called, which could have a negative impact on the AB Fund’s total return.

Credit Risk
The AB Fund is subject to the risk that the issuer or guarantor of a debt security or the counterparty to a derivatives contract or a loan will fail to make timely payment of interest or principal or otherwise honor its obligations or default completely. The strategies utilized by the Sub-Advisor require accurate and detailed credit analysis of issuers and there can be no assurance that its analysis will be accurate or complete. The AB Fund may be subject to substantial losses in the event of credit deterioration or bankruptcy of one or more issuers in its portfolio.  Financial strength and solvency of an issuer are the primary factors influencing credit risk.  In addition, inadequacy of collateral or credit enhancement for a debt instrument may affect its credit risk.  Credit risk may change over the life of an instrument and debt obligations which are rated by rating agencies may be subject to downgrade. The credit ratings of debt instruments and investments represent the rating agencies’ opinions regarding their credit quality and are
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not a guarantee of future credit performance of such securities. Rating agencies attempt to evaluate the safety of the timely payment of principal and interest (or preferred dividends) and do not evaluate the risks of fluctuations in market value. The ratings assigned to securities by rating agencies do not purport to fully reflect the true risks of an investment. Further, in recent years many highly rated structured securities have been subject to substantial losses as the economic assumptions on which their ratings were based proved to be materially inaccurate. A decline in the credit rating of an individual security held by the AB Fund may have an adverse impact on its price and make it difficult for the AB Fund to sell it. Rating agencies might not always change their credit rating on an issuer or security in a timely manner to reflect events that could affect the issuer’s ability to make timely payments on its obligations.  Credit risk is typically greater for securities with ratings that are below investment grade. Since the AB Fund can invest significantly in lower-quality investments considered speculative in nature, this risk will be substantial.

Floating Rate Securities Risk
The interest rates payable on certain fixed income securities in which the AB Fund may invest are not fixed and may fluctuate based upon changes in market rates. The interest rate on a floating rate security is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. Additionally, such securities are subject to interest rate risk and may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation, or for other reasons. As short-term interest rates decline, interest payable on floating rate securities typically should decrease. Alternatively, during periods of increasing interest rates, changes in the interest rates of floating rate securities may lag behind changes in market rates or may have limits on the maximum increases in interest rates. The value of floating rate securities may decline if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline.  Floating rate securities are less effective at locking in a particular yield and are subject to credit risk.

High Portfolio Turnover Risk
Portfolio turnover is a measure of the AB Fund’s trading activity over a one-year period. A portfolio turnover rate of 100% would indicate that the AB Fund sold and replaced the entire value of its securities holdings during the period. High portfolio turnover could increase the AB Fund’s transaction costs and possibly have a negative impact on performance. Frequent trading by the AB Fund could also result in increased realized net capital gains, distributions of which are taxable to the AB Fund’s shareholders (including net short-term capital gain distributions, which are taxable to them as ordinary income).

High Yield Securities Risk
Investing in below-investment grade securities (commonly referred to as ‘‘junk bonds’’) generally involves significantly greater risks of loss of your money than an investment in investment-grade securities. Compared with issuers of investment grade securities, high yield securities are more likely to encounter financial difficulties and to be materially affected by these difficulties. Rising interest rates may compound these difficulties and reduce an issuer’s ability to repay principal and interest obligations. Issuers of lower-rated securities also have a greater risk of default or bankruptcy. Below-investment-grade securities may experience greater price volatility and less liquidity than investment-grade securities.

Lower-rated securities are subject to certain risks that may not be present with investments in higher-grade securities. Investors should consider carefully their ability to assume the risks associated with lower-rated securities before investing in the AB Fund. The lower rating of certain high yielding
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corporate income securities reflects a greater possibility that the financial condition of the issuer or adverse changes in general economic conditions may impair the ability of the issuer to pay income and principal. Changes by rating agencies in their ratings of a fixed income security also may affect the value of these investments. The prices of these high yielding securities tend to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments. During economic downturns or periods of rising interest rates, highly leveraged issuers may experience financial stress that adversely affects their ability to service principal and interest payment obligations, to meet projected business goals or to obtain additional financing, and the markets for their securities may be more volatile. If an issuer defaults, the AB Fund may incur additional expenses to seek recovery. Additionally, accruals of interest income for the AB Fund may have to be adjusted in the event of default. In the event of an issuer’s default, the AB Fund may write off prior income accruals for that issuer, resulting in a reduction in the Fund’s current dividend payment. Frequently, the higher yields of high-yielding securities may not reflect the value of the income stream that holders of such securities may expect, but rather the risk that such securities may lose a substantial portion of their value as a result of their issuer’s financial restructuring or default. Additionally, an economic downturn or an increase in interest rates could have a negative effect on the high-yield securities market and on the market value of the high-yield securities held by the AB Fund, as well as on the ability of the issuers of such securities to repay principal and interest on their borrowings.

Interest Rate Risk
Investments in fixed-income securities or derivatives that are influenced by interest rates are subject to interest rate risk. Floating rate securities generally are less sensitive to interest rate changes.  The AB Fund may be particularly sensitive to changes in interest rates if it invests in debt securities with intermediate and long terms to maturity. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations. For example, if a bond has a duration of four years, a 1% increase in interest rates could be expected to result in a 4% decrease in the value of the bond. Yields of debt securities will fluctuate over time. Since the financial crisis that started in 2008, the Federal Reserve has attempted to stabilize the economy and support the economic recovery by keeping the federal funds rate (the interest rate at which depository institutions lend reserve balances to other depository institutions overnight) at or near zero percent. When the Federal Reserve raises the federal funds rate, which is expected to occur, interest rates are expected to rise. As of the date of this Prospectus, interest rates are at or near historic lows, but may rise significantly and/or rapidly, potentially resulting in substantial losses to the AB Fund.

Investment Risk
An investment in the AB Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The AB Fund should not be relied upon as a complete investment program.  The share price of the AB Fund fluctuates, which means that when you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the AB Fund.

Issuer Risk
The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.  When the issuer of a security implements strategic initiatives, including mergers, acquisitions and dispositions, there is the risk that the market response to such initiatives will cause the price of the issuer’s securities to fall.

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Liquidity Risk
When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value.  During such periods, certain investments held by the AB Fund may be difficult to sell at favorable times or prices.  As a result, the AB Fund may have to lower the price on certain securities that it is trying to sell, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.  Redemptions by a few large investors in the AB Fund at such times may have a significant adverse effect on the Fund’s NAV and remaining Fund shareholders.  The AB Fund may lose money if it is forced to sell certain investments to meet redemption requests or other cash needs.

Loan Interests Risk
Unlike publicly traded common stocks which trade on national exchanges, there is no central place or exchange for loans to trade. Loans trade in an over-the-counter market, and confirmation and settlement, which are effected through standardized procedures and documentation, may take significantly longer than seven days to complete. Extended trade settlement periods may, in unusual market conditions with a high volume of shareholder redemptions, present a risk to shareholders regarding the AB Fund’s ability to pay redemption proceeds within the allowable time periods stated in its prospectus. The secondary market for floating rate loans also may be subject to irregular trading activity and wide bid/ask spreads. The lack of an active trading market for certain floating rate loans may impair the ability of the AB Fund to sell its loan interests at a time when it may otherwise be desirable to do so or may require the AB Fund to sell them at prices that are less than what the AB Fund regards as their fair market value and may make it difficult to value such loans.  Interests in loans made to finance highly leveraged companies or transactions, such as corporate acquisitions, may be especially vulnerable to adverse changes in economic or market conditions.

Interests in secured loans have the benefit of collateral and, typically, of restrictive covenants limiting the ability of the borrower to further encumber its assets. There is a risk that the value of any collateral securing a loan in which the AB Fund has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the loan. In most loan agreements there is no formal requirement to pledge additional collateral. In the event the borrower defaults, the AB Fund’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws.  Further, in the event of a default, second lien secured loans will generally be paid only if the value of the collateral exceeds the amount of the borrower’s obligations to the first lien secured lenders, and the remaining collateral may not be sufficient to cover the full amount owed on the loan in which the AB Fund has an interest. In addition, if a secured loan is foreclosed, the AB Fund would likely bear the costs and liabilities associated with owning and disposing of the collateral. The collateral may be difficult to sell and the AB Fund would bear the risk that the collateral may decline in value while the AB Fund is holding it.

The AB Fund may acquire a loan interest by obtaining an assignment of all or a portion of the interests in a particular loan that are held by an original lender or a prior assignee. As an assignee, the AB Fund normally will succeed to all rights and obligations of its assignor with respect to the portion of the loan that is being assigned. However, the rights and obligations acquired by the purchaser of a loan assignment may differ from, and be more limited than, those held by the original lenders or the assignor.

Alternatively, the AB Fund may acquire a participation interest in a loan that is held by another party. When the AB Fund’s loan interest is a participation, the AB Fund may have less control over the exercise of remedies than the party selling the participation interest, and it normally would not have any direct
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rights against the borrower. As a participant, the AB Fund also would be subject to the risk that the party selling the participation interest would not remit the AB Fund’s pro rata share of loan payments to the AB Fund. It may be difficult for the AB Fund to obtain an accurate picture of a lending bank’s financial condition.

Loan interests may not be considered “securities,” and purchasers, such as the AB Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.

The AB Fund also may be in possession of material non-public information about a borrower as a result of its ownership of a loan instrument of such borrower. Because of prohibitions on trading in securities of issuers while in possession of such information, the AB Fund might be unable to enter into a transaction in a security of that borrower when it would otherwise be advantageous to do so. Any steps taken to ensure that the AB Fund does not receive material non-public information about a security may have the effect of causing the AB Fund to have less information than other investors about certain interests in which it seeks to invest

Market Risk
Market risks, including political, regulatory, market and economic or other developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the AB Fund’s shares.

The AB Fund is subject to the risk that the prices of, and the income generated by, fixed income securities held by the Fund may decline significantly and/or rapidly in response to adverse issuer, political, regulatory, general economic and market conditions, or other developments, such as regional or global economic instability (including terrorism and related geopolitical risks), interest rate fluctuations, and those events directly involving the issuers that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment. Events in the fixed income markets may lead to periods of volatility, unusual liquidity issues and, in some cases, credit downgrades and increased likelihood of default. Such events may cause the value of securities owned by the AB Fund to go up or down, sometimes rapidly or unpredictably. There is a risk that the lack of liquidity or other adverse credit market conditions may hamper the AB Fund’s ability to purchase and sell the debt securities. Changes in the economic climate, investor perceptions and stock market volatility also can cause the prices of the AB Fund’s fixed-income investments to decline regardless of the conditions of the issuers held by the Fund. There is also a risk that policy changes by the U.S. Government and/or Federal Reserve, such as increasing interest rates, could cause increased volatility in financial markets and higher levels of AB Fund redemptions, which could have a negative impact on the Fund. These events may lead to periods of volatility and increased redemptions, which could cause a fund to experience a loss when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent.

Non-Diversification Risk
The AB Fund is non-diversified, which means that it may invest a high percentage of its assets in a limited number of issuers. When the AB Fund invests in a relatively small number of issuers it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Some of those issuers also may present substantial credit or other risks. Since the AB Fund is non-diversified, its NAV and total return may also fluctuate more or be subject to declines in weaker markets than a diversified mutual fund.

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Other Investment Companies Risk
The AB Fund may invest in shares of other registered investment companies, including money market funds and exchange-traded funds. To the extent that the AB Fund invests in shares of other registered investment companies, the Fund will indirectly bear fees and expenses, including for example, advisory and administrative fees, charged by the underlying funds in addition to the Fund’s direct fees and expenses and will be subject to the risks associated with investments in those funds.  These investments are also subject to the risk that the value of the investment may be eroded over time by inflation.

Prepayment Risk
When interest rates fall, borrowers may repay principal due on debt securities or repay the loans that underlie certain debt securities, especially mortgage-related and other types of asset backed securities, more quickly than expected, potentially leading to the issuer of the security to repay the principal prior to the expected maturity date.  Under such circumstances, the AB Fund may need to reinvest the proceeds at a lower interest rate, reducing its income. Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates fall. If the AB Fund buys those securities at a premium, accelerated prepayments on those securities could cause the Fund to lose a portion of its principal investment. The impact of prepayments on the price of a security may be difficult to predict and may increase the security’s price volatility. Interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only the prices but can also change the income flows and repayment assumptions about those investments.

Redemption Risk
The AB Fund may experience periods of heavy redemptions that could cause the AB Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is greater to the extent that one or more investors or intermediaries control a large percentage of investments in the AB Fund, have short investment horizons, or have unpredictable cash flow needs. A general rise in interest rates has the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities. This, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets, and heightened redemption risk. Heavy redemptions, whether by a few large investors or many smaller investors, could hurt the AB Fund’s performance.
Reliance on Corporate Management and Financial Reporting Risk
The AB Fund may trade various corporate debt instruments and collateralized debt securities. The Sub-Advisor may select investments for the AB Fund in part on the basis of information and data made directly available to the Sub-Advisor by the issuers of securities or through sources other than the issuers such as collateral pool servicers. The Sub-Advisor is dependent upon the integrity of the management of these issuers and of such servicers and the financial and collateral performance reporting processes in general. Recent events have demonstrated the material losses which investors, such as the AB Fund, can incur as a result of corporate mismanagement, fraud and accounting irregularities.

Sector Risk
Companies that are invested in similar businesses may be similarly affected by particular economic or market events, which may, in certain circumstances, cause the value of the equity and debt securities of
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companies in a particular sector of the market to change. To the extent the AB Fund has substantial holdings within a particular sector, the risks associated with that sector increase.

Securities Selection Risk
Securities selected by the Sub-Advisor for the AB Fund may decline substantially in value or may not perform to expectations. The Sub-Advisor’s judgments about the attractiveness, value and anticipated price movements of a particular asset class or individual security may be incorrect and there is no guarantee that individual securities will perform as anticipated. The price of an individual security can be more or less volatile than the market as a whole or the AB Fund’s relative value approach may fail to produce the intended results. The Sub-Advisor’s assessment of relative value may be wrong or even if its estimate of relative value is correct, it may take a long period of time before the price and intrinsic value converge. It may not be possible to predict, or to hedge against, a widening in the yield of the securities selected by the Sub-Advisor. This could result in the AB Fund’s underperformance compared to other funds with similar investment objectives.

Unrated Securities Risk
Because the AB Fund may purchase securities that are not rated by any rating organization, the Sub-Advisor may internally assign ratings to certain of those securities, after assessing their credit quality, in categories of those similar to those of rating organizations.  Investing in unrated securities involves the risk that the Sub-Advisor may not accurately evaluate the security’s comparative credit rating.  To the extent that the AB Fund invests in unrated securities, the Fund’s success in achieving its investment objective may depend more heavily on the Sub-Advisors’ credit analysis than if the Fund invested exclusively in rated securities.  Some unrated securities may not have an active trading market or may be difficult to value, which means the AB Fund might have difficulty selling them promptly at an acceptable price.

U.S. Government Securities and Government Sponsored Enterprises Risk
A security backed by the U.S. Treasury or the full faith and credit of the United States is only guaranteed by the applicable entity only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. Investments in securities issued by government-sponsored enterprises are debt obligations issued by agencies and instrumentalities of the U.S. Government.  These obligations vary in the level of support they receive from the U.S. Government.  They may be: (i) supported by the full faith and credit of the U.S. Treasury, such as those of the Government National Mortgage Association (“Ginnie Mae”); (ii) supported by the right of the issuer to borrow from the U.S. Treasury, such as those of the Federal Home Loan Bank and the Federal Farm Credit Banks; (iii) supported by the discretionary authority of the U.S. Government to purchase the agency obligations, such as those of the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”) or (iv) supported only by the credit of the issuer, such as those of the Federal Farm Credit Bureau.  The U.S. Government may choose not to provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not legally obligated to do so.  In such circumstances, if the issuer defaulted, the AB Fund may not be able to recover its investment from the U.S. Government.  Like all bonds, U.S. Government securities and Government-sponsored enterprise bonds are also subject to credit risk.

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F.	COMPARISON OF THE FUNDS’ INVESTMENT RESTRICTIONS AND LIMITATIONS
The material investment restrictions and limitations of the Funds are substantially identical, except that the investment limitations of the AB Fund differ from those of the Sound Point Fund to the extent necessary to harmonize them with the investment limitations of other funds in the American Beacon Family of Funds.
Except as required by the 1940 Act or the Internal Revenue Code of 1986, as amended (the “Code”), if any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of a Fund’s assets or purchases and redemptions of Fund shares will not be considered a violation of the limitation.
A fundamental limitation cannot be changed without the affirmative vote of the lesser of: (1) 50% of the outstanding shares of the Fund; or (2) 67% of the shares present or represented at a shareholders meeting at which the holders of more than 50% of the outstanding shares are present or represented. A non-fundamental limitation may be changed by the Board of Trustees without shareholder approval.
All of the investment policies noted in the table below are fundamental limitations, which cannot be changed by the Board of Trustees without affirmative shareholder approval as described above.  The AB Fund has sought to harmonize the fundamental investment limitations of the Sound Point Fund with those of the other funds in the AB Fund complex.  Although the wording appears different, the fundamental investment limitations of the Sound Point Fund and the AB Fund are substantially identical.  Notwithstanding any other limitation on investments in other investment companies, however, the AB Fund, unlike the Sound Point Fund, is expressly permitted to operate as a feeder fund in a master-feeder investment structure (although it does not currently intend to do so).  The investment limitations for the Sound Point Fund may be found in the Sound Point Fund’s Statement of Additional Information (“SAI”), which is incorporated by reference into this Proxy Statement.  The investment limitations for the AB Fund may be found in the SAI to this Proxy Statement, which is incorporated by reference into this Proxy Statement. Please see “Investment Restrictions−Fundamental Investment Restrictions” in the SAI for more information.
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Fundamental Investment Policies
Policy	Sound Point Fund	AB Fund	Differences
Borrowing Money
The Sound Point Fund may not borrow money except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

The AB Fund may not borrow money, except as otherwise permitted under the 1940 Act or pursuant to a rule, order or interpretation issued by the SEC or its staff, including (i) as a temporary measure, (ii) by entering into reverse repurchase agreements, and (iii) by lending portfolio securities as collateral. For purposes of this investment limitation, the purchase or sale of options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other financial instruments shall not constitute borrowing.

The AB Fund’s policy includes examples of permitted borrowing and also includes the types of transactions and financial instruments that do not constitute borrowing for purposes of the investment limitation on borrowing money.

Industry Concentration
Except the financial services group of industries (such as banks, broker-dealers and insurance and reinsurance companies) or as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction, the Sound Point Fund may not make any investment if, as a result, the Fund’s investments will be concentrated in any one industry.

The AB Fund may not invest more than 25% of its assets in the securities of companies primarily engaged in any particular industry or group of industries provided that this limitation does not apply to: (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and (ii) tax-exempt securities issued by municipalities and their agencies and authorities.  With respect to this policy, a large economic or market sector shall not be construed as a single industry or group of industries. The Manager currently considers securities issued by a foreign government (but not the U.S. Government or its agencies or instrumentalities) to be an “industry” subject to the 25% limitation. Thus, not more

The AB Fund clarifies that the industry concentration limitation does not apply to tax-exempt securities issued by municipalities or their agencies and authorities.

The Sound Point Fund policy states that the industry concentration limitation does not apply to the financial services group of industries.

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Fundamental Investment Policies
Policy	Sound Point Fund	AB Fund	Differences

than 25% of the AB Fund’s assets will be invested in securities issued by any one foreign government or supranational organization. The AB Fund might invest in certain securities issued by companies in a particular industry whose obligations are guaranteed by a foreign government. The Manager could consider such a company to be within the particular industry and, therefore, the Fund will invest in the securities of such a company only if it can do so under its policy of not being concentrated in any particular industry or group of industries.

Underwriting Activities
The Sound Point Fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

The AB Fund may not engage in the business of underwriting securities issued by others, except to the extent that, in connection with the disposition of securities, the Fund may be deemed an underwriter under federal securities law.
No material difference.
Making Loans
The Sound Point Fund may lend money or other assets to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority

The AB Fund may not lend any security or make any other loan except (i) as otherwise permitted under the 1940 Act, (ii) pursuant to a rule, order or interpretation issued by the SEC or its staff, (iii) through the purchase of a portion of an issue of debt securities in accordance with the Fund’s investment
No material difference.

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Fundamental Investment Policies
Policy	Sound Point Fund	AB Fund	Differences
	of competent jurisdiction.	objective, policies and limitations, or (iv) by engaging in repurchase agreements. For purposes of the AB Fund’s policy relating to making loans, securities loans will not be made if, as a result, the aggregate amount of all outstanding securities loans by the AB Fund exceeds 33 1/3 % of its total assets (including the market value of collateral received).
Real Estate
The Sound Point Fund may not purchase or sell real estate except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

The AB Fund may not purchase or sell real estate or real estate limited partnership interests, provided, however, that the Fund may dispose of real estate acquired as a result of the ownership of securities or other instruments and invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein when consistent with the other policies and limitations described in the Prospectus.

The AB Fund policy specifies that the Fund may invest in securities secured by real estate or issued by companies which invest in real estate when consistent with the other policies and limitations described in the Fund’s Prospectus.

Commodities
The Sound Point Fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

The AB Fund may not invest in physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling foreign currency, options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars, securities on a forward-commitment or delayed-delivery basis, and other similar financial instruments).  For purposes of the Fund’s policy relating

The AB Fund policy specifies that may not invest in physical commodities unless acquired as a result of ownership of securities or other instruments.  The AB Fund’s policy also clarifies that the Fund does not consider foreign currencies or forward contracts to be physical commodities.

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Fundamental Investment Policies
Policy	Sound Point Fund	AB Fund	Differences
to commodities, the Fund does not consider foreign currencies or forward contracts to be physical commodities.
Issuance of Senior Securities
The Sound Point Fund may not issue senior securities except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

The AB Fund may not issue any senior security except as otherwise permitted (i) under the 1940 Act or (ii) pursuant to a rule, order or interpretation issued by the SEC or its staff.  The policy will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.
No material difference.
The AB Fund and Sound Point Fund have the following non-fundamental policies, which may be changed by the Board of Trustees of the AB Trust and the Trust, respectively, without shareholder approval:
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Policy	Sound Point Fund	AB Fund	Differences
Margin and Short Sales	None.
The AB Fund may not purchase securities on margin, except that (1) the Fund may obtain such short term credits as necessary for the clearance of transactions, and (2) the Fund may make margin payments in connection with foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars, securities purchased or sold on a forward-commitment or delayed-delivery basis or other financial instruments.
The Sound Point Fund does not have a comparable policy.
Illiquid Securities	The Sound Point Fund may not hold, in the aggregate, more than 15% of its net assets in illiquid securities.	The AB Fund may not invest more than 15% of its net assets in illiquid securities, including time deposits and repurchase agreements that mature in more than seven days.	No material difference.
80% Policy
The Sound Point Fund may not change its policy to invest at least 80% of its net assets (plus any borrowings for investment purposes) in income producing floating rate loans and other floating rate debt securities without providing at least 60 days written notice to shareholders.
None.
While the AB Fund does not have a comparable non-fundamental policy, if the AB Fund changes its 80% investment policy, a notice will be sent to shareholders at least 60 days in advance of the change and the prospectus will be supplemented.

G.	COMPARISON OF FEES AND EXPENSES
The tables below describe the fees and expenses that you pay if you buy and hold Investor Class shares and Institutional Class shares of the Sound Point Fund and the pro forma fees and expenses that you may pay if you buy and hold SP Class shares and Institutional Class shares of the AB Fund after giving effect to the Reorganization.  Expenses for each Fund are based on the operating expenses incurred by the Investor Class shares and Institutional Class shares of the Sound Point Fund and estimated for the
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SP Class shares and Institutional Class shares of the AB Fund as of the fiscal year ended August 31, 2015.  The pro forma fees and expenses for the SP Class shares and Institutional Class shares of the AB Fund assume that the Reorganization had been in effect for the same period.  The Manager has contractually agreed to limit AB Fund expenses through December 31, 2017, to the extent that total annual fund operating expenses of the SP Class shares exceed the annual rate of 1.15% of average daily net assets and Institutional Class shares exceed the annual rate of 0.84% of average daily net assets, excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, expenses associated with securities sold short, litigation, and other extraordinary expenses.

SP Class shares
Fees and Expenses	Sound Point Fund Investor Class Shares	AB Fund SP Class Shares (Pro forma)

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (as a percentage of the lower of original offering price or redemption proceeds)	None	None
Redemption fee (as a percentage of amount redeemed)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.65%	0.40%
Distribution and/or Service (Rule 12b-1) Fees	None(1)	0.25%
Other Expenses (2)	1.09%	1.49%
Acquired Fund Fees and Expenses (2)	0.00%	0.01%
Total Annual Fund Operating Expenses	1.74%	2.15%
Fee Waiver and Expense Reimbursement	(0.59)%(3)	(0.99)%(4)
Total Annual Fund Operating Expenses after fee waiver and/or expense reimbursement	1.15%	1.16%
Institutional Class shares
Fees and Expenses	Sound Point Fund Institutional Class Shares	AB Fund Institutional Class Shares (Pro forma)

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (as a percentage of the lower of original offering price or redemption proceeds)	None	None
Redemption fee (as a percentage of amount redeemed; applies to the proceeds of shares redeemed within 90 days of purchase)	None	None

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Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.65%	0.40%
Distribution and/or Service (Rule 12b-1) Fees	None	None
Other Expenses (2)	1.23%	1.49%
Acquired Fund Fees and Expenses (2)	0.00%	0.01%
Total Annual Fund Operating Expenses	1.88%	1.90%
Fee Waiver and Expense Reimbursement	(0.98)%(3)	(1.05)%(4)
Total Annual Fund Operating Expenses after fee waiver and/or expense reimbursement	0.90%	0.85%
(1)	The Rule 12b-1 Plan for the Investor Class Shares of the Sound Point Fund expired as of May 31, 2015.
(2)	Other Expenses and Acquired Fund Fees and Expenses for the AB Fund are based on estimated expenses for the current fiscal year.
(3)	Sound Point Capital, the Sound Point Fund’s advisor, has contractually agreed to waive a portion or all of its management fees and pay Sound Point Fund expenses (excluding acquired fund fees and expenses, interest, taxes, interest and dividend expense on securities sold short and extraordinary expenses) in order to limit net annual fund operating expenses to 1.15% and 0.90% of average daily net assets of the Sound Point Fund’s Investor Class shares and Institutional Class shares, respectively. These expense limitations may be terminated only by the Sound Point Fund’s Board of Trustees upon 60 days’ notice to Sound Point Capital, or by Sound Point Capital with consent of the Board. Sound Point Capital may request recoupment of previously waived fees and paid expenses from the Sound Point Fund for three years from the date they were waived or paid, subject to the expense limitations.
(4)	The Manager has contractually agreed to waive fees and/or reimburse expenses of the SP Class shares and Institutional Class shares of the AB Fund through December 31, 2017 to the extent that total annual fund operating expenses exceed 1.15% for SP Class shares and 0.84% for Institutional Class shares (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, expenses associated with securities sold short, litigation, and other extraordinary expenses). The contractual expense reimbursement can be changed only with the approval of a majority of the AB Fund’s Board of Trustees. The Manager can be reimbursed by the AB Fund for any contractual fee waivers or expense reimbursements if reimbursement to the Manager (i) occurs within three years after the Manager’s own waiver or reimbursement and (ii) does not cause the total annual fund operating expenses of a class to exceed the contractual percentage limit in effect at the time of the waiver/reimbursement.
Example

The Example below is intended to help you compare the cost of investing in Investor Class and Institutional Class shares of the Sound Point Fund with the cost of investing in SP Class shares and Institutional Class shares of the AB Fund on a pro forma basis.  The Example assumes that you invest $10,000 in each Fund and then redeem all of your shares at the end of each period.  The Example also assumes that your investment has a 5% annual return and that operating expenses remain the same, except that it reflects the applicable expense limitation arrangement through December 31, 2015 for the Sound Point Fund and through December 31, 2017 for the AB Fund.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

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	One Year	Three Years	Five Years	Ten Years
Sound Point Fund
Investor Class	$117	$490	$888	$2,003
Institutional Class	$92	$496	$925	$2,121

AB Fund – (Pro forma)
SP Class	$118	$476	$967	$2,321
Institutional Class	$87	$386	$824	$2,043

H.	PERFORMANCE INFORMATION
The AB Fund’s SP Class shares and Institutional Class shares will adopt the performance history of the Sound Point Fund’s Investor Class and Institutional Class shares, respectively.  The bar chart and the performance table below provide some indication of the risks of an investment in the AB Fund by showing how the Sound Point Fund’s Institutional Class shares performance has varied from year to year as compared to a broad measure of market performance.  The Sound Point Fund acquired the assets and assumed the known liabilities of the Sound Point Floating Rate Income Fund (the “Predecessor Closed-End Fund”), a closed-end fund that had substantially identical investment strategies and the same investment advisor. Upon completion of the reorganization on May 30, 2014, the Sound Point Fund assumed the performance, financial and other historical information of the Predecessor Closed-End Fund’s Common Shares. Performance for the 2013 calendar year has not been restated to reflect the estimated annual operating expenses of the Sound Point Fund’s Institutional Class shares which, if reflected, would improve the returns shown below.  The table shows how the Sound Point Fund’s performance compares to the Credit Suisse Leveraged Loan Index, which is the Sound Point Fund’s benchmark index and will be the AB Fund’s benchmark index.  The Sound Point Fund’s past performance, before and after taxes, does not necessarily represent how the AB Fund will perform in the future.

Calendar year total returns for the Sound Point Fund’s Institutional Class shares Year Ended December 31
Highest Calendar Quarter Return	2.37%	Quarter Ended March 31, 2013
Lowest Calendar Quarter Return	0.10%	Quarter Ended September 30, 2014

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            The Sound Point Fund’s calendar year-to-date total return for Institutional Class shares as of September 30, 2015, was 5.19%.

Average Annual Total Returns for periods ended December 31, 2014
	1 Year	Since Inception (12/1/12)(1)
Sound Point Fund Institutional Class Return Before Taxes	4.21%	6.49%
Return After Taxes on Distributions	1.33%	3.84%
Return After Taxes on Distributions and Sale of Fund Shares	2.45%	3.77%

		Since Inception (5/31/14)
Sound Point Fund Investor Class Return Before Taxes	4.21%	6.49%

		Since Inception (12/1/12)(1)
Index (reflects no deduction for fees, expenses or taxes)
Credit Suisse Leveraged Loan Index(2)	2.06%	4.28%
(1)	Since inception of the Predecessor Closed-End Fund.
(2)
The Credit Suisse Leveraged Loan Index is an index designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market.  New loans are added to the index on their effective date if they qualify according to the following criteria: Loans must be rated “5B” or lower; only fully-funded term loans are included; the tenor must be at least one year; and the issuers must be domiciled in developed countries (issuers from developing countries are excluded). Fallen angels are added to the index subject to the new loan criteria. Loans are removed from the index when they are upgraded to investment grade, or when they exit the market (for example, at maturity, refinancing or bankruptcy workout).  Note that issuers remain in the index following default. Total return of the index is the sum of three components: principal, interest, and reinvestment return.  The cumulative return assumes that coupon payments are reinvested into the index at the beginning of each period.  Direct investment in an index is not possible.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. If you hold your Fund shares through a tax-deferred arrangement, such as an IRA or a 401(k), the after-tax returns do not apply to your situation.  After-tax returns are shown for the Sound Point Fund’s Institutional Class shares only and will vary from the after-tax returns of the Sound Point Fund’s Investor Class shares, which has a different expense ratio.

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Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect a Fund’s performance.  The Sound Point Fund’s portfolio turnover rate during the fiscal year ended August 31, 2015 was 196% of the average value of its portfolio.

I.	COMPARISON OF DISTRIBUTION AND PURCHASE, REDEMPTION AND EXCHANGE PROCEDURES
Quasar Distributors, LLC (“Quasar”), an affiliate of the Fund’s transfer agent, U.S. Bancorp Fund Services, LLC, located at 615 East Michigan Street, 4th floor, Milwaukee, Wisconsin 53202, is the distributor for the shares of the Sound Point Fund.  Quasar is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”).  Under a Distribution Agreement with the Trust, Quasar acts as the Sound Point Fund’s agent in connection with the continuous offering of shares of the Sound Point Fund.  Quasar has no obligation to sell any specific quantity of Sound Point Fund shares.
Foreside Fund Services, LLC (“Foreside” or the “Distributor”), located at Three Canal Plaza, Suite 100, Portland, Maine 04101, will be the distributor and principal underwriter of the AB Fund’s shares.  Foreside is a registered broker-dealer and is a member of FINRA. Under a Distribution Agreement with the AB Trust, Foreside will act as the agent of the AB Trust in connection with the continuous offering of shares of the AB Fund. Foreside will continually distribute shares of the AB Fund on a best efforts basis. Foreside has no obligation to sell any specific quantity of AB Fund shares.  Additionally, pursuant to a Sub-Administration Agreement between Foreside and the Manager, Foreside will receive a fee from the Manager for providing administrative services in connection with the marketing and distribution of shares of the AB Fund, including the registration of Manager employees as registered representatives of the Distributor to facilitate distribution of AB Fund shares. Foreside also will receive a fee from the Manager under a Marketing Agreement pursuant to which Foreside will provide services in connection with the marketing of the AB Fund to institutional investors.

The AB Fund has adopted a plan pursuant to Rule 12b-1 for its SP Class shares that allows the Fund to pay fees for the sale, distribution and servicing of its SP Class shares.  The plan provides for a distribution and service fee of up to 0.25% of the SP Class shares’ average daily net assets.  Because these fees are paid out over the life of the AB Fund’s SP Class shares, over time, these fees (to the extent they are accrued and paid) will increase the cost of an investment in the AB Fund’s SP Class shares and may cost investors more than paying other types of sales charges.  Institutional Class shares of the AB Fund will not pay any Rule 12b-1 fees.
The Sound Point Fund’s Investor Class shares and Institutional Class shares do not pay any Rule 12b-1 fees.
Purchase, Redemption and Exchange Procedures.
Purchase Procedures. The purchase procedures for the Sound Point Fund and the AB Fund are similar.  Investors may invest by contacting the Funds through a broker or other financial institution who sells shares of the Funds, or by mail, telephone or wire.  Investors may also contact the AB Fund through the internet.

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The minimum initial and minimum subsequent investment amounts for the Sound Point Fund are the same as the minimum amounts for the AB Fund. The minimum initial investment for Investor Class shares of the Sound Point Fund is $1,000 and the minimum initial investment for Institutional Class shares of the Sound Point Fund is $250,000, though the minimum initial investment amount for Institutional Class shares may be waived from time to time by Sound Point Capital as described in the Sound Point Fund’s prospectus.  There is no minimum subsequent investment amount for either share class.  The minimum initial investment for SP Class shares of the AB Fund will be $1,000 and the Institutional Class shares of the AB Fund will be $250,000. There will be no minimum subsequent investment amount for the AB Fund’s SP Class shares or Institutional Class shares, other than for purchases by ACH, check or exchange, in which case the minimum subsequent investment amount is $50.

Redemption Procedures.  The Sound Point Fund permits, and the AB Fund will permit, redemptions by mail, telephone, wire, and for shares purchased through a financial intermediary, through a broker-dealer or other financial intermediary. The AB will also permit redemptions through the internet. No redemption fee currently applies to shares of the Sound Point Fund, and the AB Fund will not charge a redemption fee.

Additionally, each Fund has also reserved the right to redeem shares “in kind.” Additional shareholder account information for the AB Fund is set forth in Appendix C to this Proxy Statement.

Exchange Procedures.  The Sound Point Fund does not have an exchange feature.  However, shares of any class of the AB Fund may be exchanged for shares of the same class of another American Beacon Fund under certain limited circumstances. Since an exchange involves a concurrent purchase and redemption, please review the sections titled “Purchase Policies” and “Redemption Policies” in Appendix C to this Proxy Statement for additional limitations that apply to purchases and redemptions.
The minimum investment requirement must be met for the American Beacon Fund into which the shareholder is exchanging. American Beacon Fund shares may be acquired through exchange only in states in which they can be legally sold. The AB Trust reserves the right to charge a fee and to modify or terminate the exchange privilege at any time. Please refer to the section titled “Frequent Trading and Market Timing” in Appendix C to this Proxy Statement for information on the AB Trust’s policies regarding frequent purchases, redemptions, and exchanges.
J.  KEY INFORMATION ABOUT THE PROPOSAL
The following is a summary of key information concerning the Reorganization.  Keep in mind that more detailed information appears in the Plan, the form of which is attached to this Proxy Statement as Appendix A.  You should refer to Appendix A for the complete terms of the Plan.
1.  SUMMARY OF THE PROPOSED REORGANIZATION
At the Special Meeting, the shareholders of the Sound Point Fund will be asked to approve the Plan to reorganize the Sound Point Fund into the AB Fund.  The AB Fund is a newly organized series of the AB Trust that will commence operations upon consummation of the Reorganization.  If the Plan is approved by the shareholders of the Sound Point Fund and the Reorganization is consummated, the Sound Point Fund will transfer all of its assets to the AB Fund in exchange solely for (1) the number of full and fractional SP Class shares and Institutional Class shares of the AB Fund equal to the number of full and fractional Investor Class shares and Institutional Class shares of the Sound Point Fund, respectively, as of the close of business on the closing date referred to below (the “Closing”) and (2) the
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AB Fund’s assumption of all liabilities of the Sound Point Fund.  Immediately thereafter, the Sound Point Fund will distribute the SP Class shares and Institutional Class shares of the AB Fund to its shareholders, by the AB Trust’s transfer agent establishing accounts on the AB Fund’s share records in the names of those shareholders and transferring those SP Class shares and Institutional Class shares of the AB Fund to those accounts in complete liquidation of the Sound Point Fund.  Existing shareholders of the Sound Point Fund’s Investor Class shares will become shareholders of the AB Fund’s SP Class shares and, immediately after the Reorganization, each such shareholder will hold SP Class shares of the AB Fund equal in number and value to the Sound Point Fund’s Investor Class shares that the shareholder held immediately prior to the Reorganization.  Existing shareholders of the Sound Point Fund’s Institutional Class shares will become shareholders of the AB Fund’s Institutional Class shares and, immediately after the Reorganization, each such shareholder will hold Institutional Class shares of the AB Fund equal in number and value to the Sound Point Fund’s Institutional Class shares that the shareholder held immediately prior to the Reorganization. Shares will be held in book entry form only.  Paper certificates will not be issued.

Until the Closing, shareholders of the Investor Class shares and Institutional Class shares of the Sound Point Fund will continue to be able to redeem their shares at the NAV per share next determined after receipt by the Sound Point Fund’s transfer agent of a redemption request in proper form.  Redemption and purchase requests received by the transfer agent after the Closing will be treated as requests received for the redemption of SP Class shares or Institutional Class shares of the AB Fund received by the shareholder in connection with the Reorganization or purchase of SP Class shares or Institutional Class shares of the AB Fund.  After the Reorganization, all of the issued and outstanding Investor Class shares and Institutional Class shares of the Sound Point Fund will be canceled on the books of the Sound Point Fund, and the share transfer books of the Sound Point Fund will be permanently closed.  If the Reorganization is consummated, shareholders will be free to redeem the SP Class shares or Institutional Class shares of the AB Fund that they receive in the transaction at their then-current NAV.  Shareholders of the Sound Point Fund may wish to consult their tax advisers as to any different consequences of redeeming their Investor Class shares or Institutional Class shares prior to the Reorganization or exchanging such shares for, respectively, SP Class shares or Institutional Class shares of the AB Fund in the Reorganization.

The Reorganization is subject to a number of conditions, including the approval of the Plan by the shareholders of the Sound Point Fund and the receipt of a legal opinion from counsel to the AB Trust with respect to certain tax matters (see Federal Income Tax Consequences, below). Assuming satisfaction of the conditions in the Plan, the closing date of the Reorganization is expected to be on or about December 11, 2015, or another date agreed to by the Trust and the AB Trust.

The Sound Point Fund and Sound Point Fund shareholders will not incur any expenses in connection with the Reorganization. The Manager and Sound Point Capital have agreed to pay all direct costs relating to the Reorganization, including the costs relating to the Special Meeting and preparing and filing the registration statement that includes this Proxy Statement.  The Manager and Sound Point Capital also will incur the direct costs associated with the solicitation of proxies, including the cost of copying, printing and mailing proxy materials.

The Plan may be amended by the mutual agreement of the Trust and the AB Trust, notwithstanding approval thereof by the Sound Point Fund’s shareholders, provided that no such amendment after that approval may have a material adverse effect on those shareholders’ interests.  In addition, the Plan may be terminated at or before the Closing by the mutual agreement of the Trust and the AB Trust or by either of them (i) in the event of the other’s material breach of any representation, warranty or covenant contained in the Plan to be performed at or before the Closing, (ii) if a condition to
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its obligations has not been met and it reasonably appears that that condition will not or cannot be met, (iii) if a governmental body issues an order, decree or ruling having the effect of permanently enjoining, restraining or otherwise prohibiting consummation of the Reorganization or (iv) if the Closing has not occurred by August 31, 2016, or another date as to which they agree.
2.	DESCRIPTION OF THE AB FUND’S SP CLASS SHARES AND INSTITUTIONAL CLASS SHARES
SP Class shares and Institutional Class shares of the AB Fund issued to the shareholders of Investor Class shares and Institutional Class shares, respectively, of the Sound Point Fund pursuant to the Reorganization will be duly authorized, validly issued, fully paid and non-assessable when issued and will be transferable without restriction and will have no preemptive or conversion rights.  SP Class shares and Institutional Class shares will be sold and redeemed based upon their NAV next determined after receipt of the purchase or redemption request, as described in Appendix C to this Proxy Statement.
3.	FEDERAL INCOME TAX CONSEQUENCES
The Trust believes the Sound Point Fund has qualified for treatment as a regulated investment company under Part I of Subchapter M of Chapter 1 of Subtitle A of the Code (“Subchapter M”) since its inception. Accordingly, the Trust believes the Sound Point Fund has been, and expects the Sound Point Fund to continue through the Closing to be, relieved of any federal income tax liability on its taxable income and net gains it distributes to shareholders to the extent provided for in Subchapter M.

The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a) of the Code.  As a condition to the Closing, the Trust and the AB Trust will receive an opinion of the AB Trust’s counsel substantially to the effect that ‑‑ based on certain assumptions and conditioned on the representations set forth in the Plan (and, if such counsel requests, in separate letters from the Trust and the AB Trust) being true and complete at the time of the Closing and the Reorganization’s being consummated in accordance with the Plan (without the waiver or modification of any terms or conditions thereof and without taking into account any amendment thereof that counsel has not approved) ‑‑ the Reorganization will qualify as such a reorganization and each Fund will be “a party to a reorganization” (within the meaning of section 368(b) of the Code) and that, accordingly, for federal income tax purposes

•
The Sound Point Fund will recognize no gain or loss on the transfer of its assets to the AB Fund in exchange solely for AB Fund shares and the AB Fund’s assumption of the Sound Point Fund’s liabilities or on the distribution of those shares to the Sound Point Fund’s shareholders in exchange for their Sound Point Fund shares;

•	A shareholder will recognize no gain or loss on the exchange of all of its Sound Point Fund shares solely for AB Fund shares pursuant to the Reorganization;
•
A shareholder’s aggregate tax basis in the AB Fund shares it receives pursuant to the Reorganization will be the same as the aggregate tax basis in its Sound Point Fund shares it actually or constructively surrenders in exchange for those AB Fund shares, and its holding period for those AB Fund shares will include, in each instance, its holding period for those Sound Point Fund shares, provided the shareholder holds them as capital assets as of the time of the Closing;

•	The AB Fund will recognize no gain or loss on its receipt of the Sound Point Fund’s assets in exchange solely for the AB Fund shares and the AB Fund’s assumption of the Sound Point Fund’s liabilities;

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•
The AB Fund’s basis in each transferred asset will be the same as the Sound Point Fund’s basis therein immediately before the Reorganization, and the AB Fund’s holding period for each such asset will include the Sound Point Fund’s holding period therefor (except where the AB Fund’s investment activities have the effect of reducing or eliminating an asset’s holding period); and

•
For purposes of section 381 of the Code, the AB Fund will be treated just as the Sound Point Fund would have been treated if there had been no Reorganization.  Accordingly, the Reorganization will not result in the termination of the Sound Point Fund’s taxable year, the Sound Point Fund’s tax attributes enumerated in section 381(c) of the Code will be taken into account by the AB Fund as if there had been no Reorganization, and the part of the Sound Point Fund’s last taxable year that began before the Reorganization will be included in the AB Fund’s first taxable year that ends after the Reorganization.

Notwithstanding the above, the opinion of counsel may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any shareholder with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes on the termination or transfer thereof under a mark-to-market system of accounting.
Opinions of counsel are not binding upon the Internal Revenue Service (“IRS”) or the courts.  If the Reorganization is consummated but does not qualify as a tax-free reorganization under the Code, the Sound Point Fund would recognize gain or loss on the transfer of its assets to the AB Fund and each shareholder of the Sound Point Fund would recognize a taxable gain or loss equal to the difference between its tax basis in the Sound Point Fund shares and the fair market value of the shares of the AB Fund it receives.
Tracking Your Basis and Holding Period.  After the Reorganization, you will continue to be responsible for tracking the adjusted tax basis in and holding period of your AB Fund shares for federal income tax purposes.  Any basis determination method you elected with respect to Sound Point Fund shares you acquired after December 31, 2011, will continue to be used by the AB Fund after the Reorganization for the AB Fund shares exchanged for those Sound Point Fund shares in the Reorganization (“Covered Exchange Shares”).  If you want to use any acceptable method for basis determination other than the average basis method, which will be the AB Fund’s default method, with respect to any AB Fund shares you acquire after the Reorganization (“Covered AB Shares” and, collectively with Covered Exchange Shares, “Covered Shares”), or want to change your election with respect to Covered Exchange Shares, you will have to elect to do so in writing (which may be electronic).  Any basis determination method for Covered Shares may not be changed with respect to a redemption thereof after the settlement date of the redemption.
The AB Fund (or its administrative agent) is required to report to the IRS and furnish to its shareholders the basis information for Covered Shares.  As a result, the AB Fund is required to report the gross proceeds from the redemption of its shares and, for Covered Shares, is also required to report the basis information and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period.  Before making any redemptions, you should consult with your tax adviser to determine the best IRS-accepted basis determination method for your tax situation and to obtain more information about how the basis reporting law applies to you.
4.          COMPARISON OF FORMS OF ORGANIZATION AND SHAREHOLDER RIGHTS
Set forth below is a discussion of the material differences between the Funds and the rights of their shareholders.

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Governing Law.  The Sound Point Fund is a separate series of the Trust, which is organized as a Delaware statutory trust.  The AB Fund is a separate series of the AB Trust, which is organized as a Massachusetts business trust.  Each Fund is authorized to issue an unlimited number of shares of beneficial interest.  The Trust’s operations are governed by its Amended and Restated Agreement and Declaration of Trust, including any amendments thereto (collectively, “Sound Point Fund Trust Instrument”), Amended and Restated By-Laws and applicable state law.  The AB Trust’s operations are governed by its Amended and Restated Declaration of Trust (the “AB Declaration of Trust”), By-Laws and applicable state law.

The federal law governing mutual funds applies to both Funds. Although federal law, and particularly the 1940 Act, regulates many of the aspects of the governance of a mutual fund, some state laws also apply because each mutual fund is organized as an entity under state law. The Sound Point Fund is a series of a Delaware statutory trust and the AB Fund is a series of a Massachusetts business trust. There are differences between Delaware state law and Massachusetts state law. The following is a summary of certain differences between Delaware statutory trusts and Massachusetts business trusts.
A fund organized as a series of a Massachusetts business trust is governed by its declaration of trust or similar instrument. Massachusetts law allows the trustees of a business trust to set the terms of a fund’s governance in its declaration. All power and authority to manage the fund and its affairs generally reside with the trustees, and shareholder voting and other rights are limited to those provided to the shareholders in the declaration. The flexibility inherent in a Massachusetts business trust has led to it becoming a common form of organization for mutual funds. That flexibility also means that the Massachusetts business trust law may be open to interpretation although, in resolving such matters, courts may look by analogy to Massachusetts corporate law.
A fund organized as a Delaware statutory trust, on the other hand, is governed both by the Delaware Statutory Trust Act (the “Delaware Act”) and the fund’s governing instrument. For a Delaware statutory trust, unlike a Massachusetts business trust, the Delaware Act specifically addresses many aspects of corporate governance. The body of Delaware law on the topic is consequently more detailed than in Massachusetts. This detail provides somewhat clearer guidelines as to the rights and obligations of the trust, trustees, and shareholders.
Under the Delaware Act, shareholders generally are shielded from personal liability for the trust’s debts or obligations to the same extent a shareholder is shielded from a corporation’s debts. Shareholders of a Massachusetts business trust, on the other hand, are shielded only to the extent provided in the declaration of trust. Under the Sound Point Fund Trust Instrument, neither the Trust nor the Trustees, nor any officer, employee or agent of the Trust has any power to bind personally any shareholder, nor except as specifically provided in the Sound Point Trust Instrument to call upon any shareholder for the payment of any sum of money or assessment whatsoever other than such as the shareholder may at any time personally agree to pay. The Sound Point Fund is required to indemnify shareholders and former shareholders against losses and expenses arising from any personal liability for any obligation of the Sound Point Fund solely by reason of being or having been a shareholder of the Sound Point Fund and not because of his or her acts or omissions or for some other reason.  Under the AB Declaration of Trust, any shareholder or former shareholder shall not be held to be personally liable for any obligation or liability of the AB Trust solely by reason of being or having been a shareholder.  The AB Fund is required to indemnify shareholders and former shareholders against losses and expenses incurred in connection with proceedings relating to his or her being or having been a shareholder of the AB Trust and not because of his or her acts or omissions.
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Both a Delaware statutory trust and a Massachusetts business trust can limit a trustee’s personal liability in the declaration of trust. The Sound Point Fund Trust Instrument provides that no Trustee of the Trust will be subject to any personal liability in connection with the assets or affairs of the Trust or any of its series, except for liability arising from his own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office (“Disabling Conduct”) and in addition, provides for indemnification by the Trust of the Trustees against liability and expenses reasonably incurred in connection with the defense or disposition of any action, suit or other proceeding in which the Trustee may be involved as a party or otherwise by virtue of having been a Trustee, except with respect to any matter as to which it has been determined that the Trustee had acted with Disabling Conduct.  The AB Declaration of Trust contains similar provisions.  The 1940 Act currently provides that no fund officer or director shall be protected from liability to the fund or shareholders for misfeasance, bad faith, gross negligence, or reckless disregard of the duties of office.
Neither a Delaware statutory trust nor a Massachusetts business trust is required to hold shareholder meetings or get shareholder approval for certain actions unless the declaration of trust requires it. The Sound Point Fund Trust Instrument provides for shareholder voting (i) to elect Trustees, provided that a meeting of Shareholders has been called for that purpose; (ii) to remove Trustees, provided that a meeting of Shareholders has been called for that purpose; (iii) with respect to any amendment to the Sound Point Trust Agreement that would have the effect of increasing the liability or reducing the indemnification available to shareholders; and (iv) to approve such additional matters as may be required by law or as the Trustees of the Trust, in their sole discretion, may determine.  The AB Declaration of Trust provides for shareholder voting for (i) the election or removal of Trustees; (ii) with respect to the approval or termination in accordance with the 1940 Act of any agreement as to which shareholder approval is required by the 1940 Act; (iii) with respect to certain reorganizations of the AB Trust or any of its series; (iv) with respect to certain amendments of the AB Declaration of Trust; (v) as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Company or any of its series, or their shareholders in certain instances; and (vi) as otherwise required by the 1940 Act or other applicable laws.

Board of Trustees.  The trustees of the Trust are different from the trustees of the AB Trust.  The Trust’s Board has five trustees, one of whom is an “interested person” of the Trust, as that term is defined under the 1940 Act.  For more information, refer to the Statement of Additional Information, dated December 29, 2014, for the Sound Point Fund, which is incorporated by reference into this Proxy Statement.

The AB Trust Board has eleven trustees, one of whom is deemed an “interested person” of the AB Trust.  For more information, refer to the Statement of Additional Information to this Proxy Statement, which is incorporated by reference into this Proxy Statement.

The officers of the Trust are also different from the officers of the AB Trust.

Classes.  The Sound Point Fund offers Investor Class shares and Institutional Class shares.  The AB Fund is expected to offer A Class, C Class, Y Class, SP Class, Institutional Class and Investor Class shares. If the Reorganization is consummated, shareholders of the Sound Point Fund’s Investor Class shares and Institutional Class shares will receive, respectively, SP Class shares and Institutional Class shares of the AB Fund in the Reorganization. Nothing contained herein shall be construed as an offer to purchase or otherwise acquire any other class of shares of the AB Fund.  The AB Trust Board has reserved the right to create and issue additional classes of the AB Fund following the Reorganization.  Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class.  Shares of each series or class generally vote together on fund- or trust-
34

wide matters, except when required under federal securities laws to vote separately on matters that only affect a particular series or class, such as the approval of a distribution plan for a particular class.
5.          CAPITALIZATION
The capitalization of the Sound Point Fund as of the Record Date, and the AB Fund’s pro forma combined capitalization as of that date after giving effect to the Reorganization are as follows:

(unaudited)	Sound Point Fund Institutional Class Shares	Pro forma AB Fund Institutional Class Shares	Sound Point Fund Investor Class Shares	Pro forma AB Fund SP Class Shares
Net Assets	$42,179,526	$42,179,526	$10,172,935	$10,172,935

Shares Outstanding	4,071,319	4,071,319	982,440	982,440

Net Asset Value per Share	$10.36	$10.36	$10.35	$10.35

K.	ADDITIONAL INFORMATION ABOUT THE AB FUND
1.          MANAGER AND SUB-ADVISOR
The Manager, located at 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039, serves as the Manager and administrator of the AB Fund. The Manager is an indirect wholly-owned subsidiary of Astro AB Holdings, LLC, which is owned primarily by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P.
The Manager was organized in 1986 to provide investment management, advisory, and administrative services. The Manager is registered as an investment advisor under the Investment Advisers Act of 1940. The Manager is not registered as a commodity pool operator (“CPO”) with respect to the AB Fund. On behalf of the AB Fund, the Manager has or will file a notice claiming the Commodity Futures Trading Commission (“CFTC”) Regulation 4.5 exclusion from CPO registration. The Manager is also exempt from registration as a commodity trading advisor under CFTC Regulation 4.14(a)(8) with respect to the AB Fund.
The Manager provides or oversees the provision of all administrative, investment advisory and portfolio management services to the AB Fund:
• • • • •
develops overall investment strategies for the AB Fund;
monitors and evaluates the Sub-Advisor’s investment performance;
monitors the Sub-Advisor’s compliance with the AB Fund’s investment objectives, policies and restrictions;
oversees the AB Fund’s securities lending activities and actions taken by the securities lending agent to the extent applicable; and
directs the investmnt of the portion of AB Fund assets that the Sub-Advisor determines should be allocated to short-term investments.

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The AB Fund’s Management Agreement with the Manager provides for the AB Fund to pay the Manager an annualized management fee equal to 0.05% of the average daily net assets of the AB Fund.
The assets of the AB Fund are currently allocated by the Manager to one sub-advisor, Sound Point Capital.  The Sub-Advisor has full discretion to purchase and sell securities for the AB Fund in accordance with the AB Fund’s objectives, policies, restrictions and more specific strategies provided by the Manager.  The Manager oversees the Sub-Advisor but does not reassess individual security selections made by the Sub-Advisor for the AB Fund.
The Investment Advisory Agreement among the AB Trust, on behalf of the AB Fund, the Manager and the Sub-Advisor provides for the Fund to pay the Sub-Advisor an annualized investment subadvisory fee rate equal to 0.35% of the average daily net assets of the AB Fund.
The Manager also may receive up to 25% of the net monthly income generated from an American Beacon Fund’s securities lending activities as compensation for oversight of the Fund’s securities lending program, including the securities lending agent, Brown Brothers Harriman & Co. Currently, the Manager is authorized to receive 10% of any such income. The SEC has granted exemptive relief that permits the American Beacon Funds to invest cash collateral received from securities lending transactions in shares of one or more private or registered investment companies managed by the Manager. As of the date of this prospectus, the AB Fund does not intend to engage in securities lending activities.
A discussion of the AB Trust Board’s consideration and approval of the Management Agreement between the Fund and the Manager and the Investment Advisory Agreement among the AB Trust, the Sub-Advisor and the Manager will be available in the AB Fund’s semi-annual report for the period ended February 28, 2016.
The Manager has contractually agreed from time to time to waive fees and/or reimburse expenses for the AB Fund’s SP Class and Institutional Class shares through December 31, 2017. The AB Trust Board has approved a policy whereby the Manager may seek repayment for any contractual or voluntary fee waivers or expense reimbursements if reimbursement to the Manager (i) occurs within three years after the Manager’s reduction or reimbursement and (ii) does not cause the Total Annual Fund Operating Expenses of the Institutional Class shares to exceed the contractual percentage limit in effect at the time of the waiver/reimbursement.
Pursuant to an administration agreement, the Manager provides the AB Trust with office space, office equipment and personnel necessary to manage and administer the AB Trust’s operations. This includes:
• • • •
complying with reporting requirements;
corresponding with shareholders;
maintaining internal bookkeeping, accounting and auditing services and records; and
supervising the provision of services to the AB Trust by third parties.

In addition to overseeing the management of the AB Fund by the Sub-Advisor, the Manager may invest the portion of the AB Fund’s assets that the Sub-Advisor determines to be allocated to short-term investments.
The administration agreement provides for the Manager to receive an annualized administration fee that is calculated and accrued daily.  The administration fee for the AB Fund is equal to the sum of
0.30% of the net assets of each share class of the AB Fund.
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The AB Fund is responsible for expenses not otherwise assumed by the Manager, including the following: audits by independent auditors; transfer agency, custodian, dividend disbursing agent and shareholder recordkeeping services; taxes, if any, and the preparation of the AB Fund’s tax returns; interest; costs of Trustee and shareholder meetings; preparing, printing and mailing Prospectuses and reports to existing shareholders; fees for filing reports with regulatory bodies and the maintenance of the AB Fund’s existence; legal fees; fees to federal and state authorities for the registration of shares; fees and expenses of Trustees; insurance and fidelity bond premiums; fees paid to service providers providing reports regarding adherence by sub-advisors to the investment style of the AB Fund; fees paid for brokerage commission analysis for the purpose of monitoring best execution practices of the Sub-Advisor; and any extraordinary expenses of a nonrecurring nature.
The Sub-Advisor is a Delaware limited partnership that has been registered as an investment advisor with the SEC since July 2011 and has managed the affairs of the Sound Point Fund since its inception.  The address of the Sub-Advisor is 375 Park Ave, 25th Floor, New York, NY 10152. The Sub-Advisor had approximately $7 billion under management as of September 30, 2015.
Although the Manager has no current intention to do so, the AB Fund’s assets may be allocated among one or more additional sub-advisors in the future by the Manager.  The AB Fund operates in a manager of managers structure. The AB Fund and the Manager have received an exemptive order from the SEC that permits the AB Fund, subject to certain conditions and approval by the AB Trust Board, to hire and replace sub-advisors that are unaffiliated with the Manager without approval of shareholders. The Manager has ultimate responsibility, subject to oversight by the AB Trust Board, to oversee sub-advisors and recommend their hiring, termination and replacement. The order also exempts the AB Fund from disclosing the advisory fees paid by the Fund to individual sub-advisors that are unaffiliated with the Manager in various documents filed with the SEC and provided to shareholders. Instead, the fees payable to unaffiliated sub-advisors are aggregated and fees payable to sub-advisors that are affiliated with the Manager, if any, would be aggregated with fees payable to the Manager. Disclosure of the separate fees paid to an affiliated sub-advisor would be required. Whenever a sub-advisor change is proposed in reliance on the order, in order for the change to be implemented, the AB Trust Board, including a majority of its “non-interested” Trustees, must approve the change.  In addition, the AB Fund is required to provide shareholders with certain information regarding any new sub-advisor within 90 days of the hiring of any new sub-advisor.
The SAI to this Proxy Statement, which is incorporated by reference into this Proxy Statement, provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Sound Point Fund.
2.          OTHER SERVICE PROVIDERS
Foreside Fund Services, LLC, located at Three Canal Plaza, Suite 100, Portland, Maine 04101, is the distributor and principal underwriter of the AB Fund’s shares.  Pursuant to a Sub-Administration Agreement between the Distributor and the Manager, the Distributor receives a fee from the Manager for providing administrative services in connection with the marketing and distribution of shares of the series of the AB Trust (including the AB Fund) and the American Beacon Select Funds.
3.          TAX CONSIDERATIONS
The AB Fund intends to make annual distributions that may be taxed to its shareholders as ordinary income, qualified dividend income or long-term capital gain.  For a discussion of relevant tax matters please refer to Appendix C to this Proxy Statement.
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4.          PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the AB Fund through a broker-dealer or other financial intermediary (such as a bank), the AB Fund and its related companies may pay the intermediary for the sale of AB Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the AB Fund over another investment.  Ask your salesperson or visit your financial intermediary’s internet site for more information.
II.           VOTING INFORMATION
A.            RECORD DATE, VOTING RIGHTS AND VOTE REQUIRED
Proxies are being solicited from the shareholders of the Sound Point Fund by the Trust Board for the Special Meeting to be held on December 7, 2015, at 3:00 p.m. Central Time at the principal executive offices of the Trust located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, or at such later time made necessary by adjournment.  Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specifications, “FOR” approval of the Plan.

The Trust Board has fixed the close of business on October 23, 2015 (the “Record Date”) as the record date for the determination of shareholders entitled to notice of and to vote at the Special Meeting and any adjournments thereof.  Shareholders of record as of the Record Date will be entitled to one vote for each share held and to a proportionate fractional vote for each fractional share held.  As of the Record Date, the total number of issued and outstanding shares of beneficial interest of the Sound Point Fund was 982,440 Investor Class shares and 4,071,319 Institutional Class shares.  Shareholders of record who own five percent or more of the Sound Point Fund as of the Record Date are set forth on Appendix B to this Proxy Statement.  Approval of the Plan will require the affirmative vote of the lesser of: (a) 67% of the Sound Point Fund’s shares present at the Meeting, if the holders of more than 50% of the Sound Point Fund’s outstanding shares are present in person or represented by proxy; or (b) more than 50% of the Sound Point Fund’s outstanding shares.

B.            HOW TO VOTE
You can vote your shares by telephone, by mail, by the internet and by automated touchtone as set forth below:
Phone:
To cast your vote by phone with a proxy voting representative, call the toll-free number found on the enclosed proxy card. You will be required to provide your control number found on the reverse side of your proxy card.

Mail:
To vote your proxy by mail, check the appropriate voting box on the reverse side of your proxy card, sign and date the card and return it in the enclosed postage-prepaid envelope. If you sign, date and return the proxy card but give no voting instructions, the proxies will vote FOR the proposal.

The options below are available 24 hours a day/7 days a week.

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Internet:	The web address and instructions for voting online can be found on the enclosed proxy card. You will be required to provide your control number found on the reverse side of your proxy card.

Automated Touchtone:	The toll-free number for automated touchtone telephone voting can be found on the enclosed proxy card. You must have the control number found on the reverse side of your proxy card.
C.        PROXIES
All proxies solicited by the Trust Board that are properly executed and received by the Secretary prior to the Special Meeting, and are not revoked, will be voted at the Special Meeting. A proxy with respect to shares held in the name of two or more persons is valid if executed by any one of them unless at or prior to its use the Sound Point Fund receives written notification to the contrary from any one of such persons.  Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a proxy, it will be voted FOR the matters specified on the proxy.
You may revoke a proxy once it is given.  If you desire to revoke a proxy, you must submit a subsequent later dated proxy or a written notice of revocation to the Sound Point Fund.  You may also give written notice of revocation in person at the Special Meeting.  Attendance by a shareholder at the Special Meeting does not, by itself, revoke a proxy.
D.         QUORUM AND ADJOURNMENTS
One-third, or thirty-three and one-third percent (33 1/3%), of the outstanding shares of the Sound Point Fund that are entitled to vote will be considered a quorum for the transaction of business.  If a quorum of shareholders of the Sound Point Fund is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve the Plan described in this Proxy Statement are not received, the persons named as proxies may, but are under no obligation to, propose one or more adjournments of the Special Meeting to permit further solicitation of proxies.  Any business that might have been transacted at the Special Meeting with respect to the Sound Point Fund may be transacted at any such adjourned session(s) at which a quorum is present.  The persons designated as proxies may use their discretionary authority to vote on questions of adjournment and on any other proposals raised at the Special Meeting to the extent permitted by the SEC’s proxy rules, including proposals for which timely notice was not received, as set forth in the SEC’s proxy rules.
E.          EFFECT OF ABSTENTIONS AND BROKER “NON-VOTES”
All proxies, including abstentions and broker non-votes (shares held by brokers or nominees which the underlying holder has not voted and for which the broker does not have discretionary authority to vote), will be counted toward establishing a quorum.  In addition, under the rules of the New York Stock Exchange, if a broker has not received instructions from beneficial owners or persons entitled to vote and the proposal to be voted upon may “affect substantially” a shareholder’s rights or privileges, the broker may not vote the shares as to that proposal even if it has discretionary voting power.  As a result, these shares also will be treated as broker non-votes for purposes of proposals that may “affect substantially” a shareholder’s rights or privileges (but will not be treated as broker non-votes for other proposals, including adjournment of the Special Meeting).  Abstentions and broker non-votes will be treated as shares that are present for purposes of determining whether a quorum is present but will have the effect of a vote against the proposal. Treating broker non-votes as votes against the proposal can have the effect of causing shareholders who choose not to participate in the proxy vote to prevail over
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shareholders who cast votes or provide voting instructions to their brokers or nominees. In order to prevent this result, the Sound Point Fund may request that selected brokers or nominees refrain from returning proxies on behalf of shares for which voting instructions have not been received from beneficial owners or persons entitled to vote.  The Sound Point Fund also may request that selected brokers or nominees return proxies on behalf of shares for which voting instructions have not been received if doing so is necessary to obtain a quorum.

F.	SOLICITATION OF PROXIES
The Sound Point Fund expects that the solicitation of proxies will be primarily by mail and telephone. The solicitation also may include facsimile, Internet or oral communications by certain employees of Sound Point Capital, who will not be paid for these services. Sound Point Capital has retained Boston Financial Data Services to aid in the solicitation of proxies, at an anticipated cost of approximately $20,000, plus expenses.  The Manager and Sound Point Capital will bear the costs of the Special Meeting, including legal costs, and other expenses incurred in connection with the solicitation of proxies.
III.         THER INFORMATION
A.	OTHER BUSINESS
The Trust Board knows of no other business to be brought before the Special Meeting.  If any other matters come before the Special Meeting, the Board intends that proxies that do not contain specific restrictions to the contrary will be voted on those matters in accordance with the judgment of the persons named in the enclosed proxy card.

B.	NEXT MEETING OF SHAREHOLDERS
The Sound Point Fund does not hold regular meetings of shareholders.  Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting of shareholders should send their written proposals to Eric W. Pinciss, Secretary of the Trust, 615 East Michigan Street, Milwaukee, Wisconsin 53202.  Proposals must be delivered to the Secretary of the Trust a reasonable time before we begin to print and send our proxy materials.  Timely submission of a proposal does not necessarily mean that the proposal will be included.
C.	LEGAL MATTERS
Certain legal matters concerning the issuance of shares of the AB Fund in connection with the Reorganization and the tax consequences of the Reorganization will be passed upon by K&L Gates LLP.

D.	INFORMATION FILED WITH THE SEC
The Trust and the AB Trust are subject to the information requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith, file reports and other information, including proxy materials and charter documents, with the SEC.  Reports, proxy statements, registration statements and other information filed by the Trust and the AB Trust may be inspected without charge and copied at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, DC 20549, and at the following regional offices of the SEC: Northeast Regional Office, 3 World Financial Center, Suite 400, New York, New York 10281; Southeast Regional Office, 801 Brickell Avenue, Suite 1800, Miami, Florida 33131; Midwest Regional Office, 175 West Jackson Boulevard, Suite 900, Chicago,
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Illinois 60604; Central Regional Office, 1801 California Street, Suite 1500, Denver, Colorado 80202; and Pacific Regional Office, 5670 Wilshire Boulevard, Suite 1100, Los Angeles, California 90036. Copies of such materials may also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC 20549 at prescribed rates.

By Order of the Board of Trustees of Trust for Advised Portfolios,

Eric W. Pinciss
Secretary

November 13, 2015

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APPENDIX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION
THIS AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION (“Agreement”) is made as of [date], 2015, among AMERICAN BEACON FUNDS, a Massachusetts business trust, with its principal place of business at 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039 (“New Trust”), on behalf of American Beacon Sound Point Floating Rate Income Fund, a segregated portfolio of assets (“series”) thereof (“New Fund”), TRUST FOR ADVISED PORTFOLIOS, a Delaware statutory trust, with its principal place of business at 615 East Michigan Street, Milwaukee, Wisconsin  53202 (“Old Trust”), on behalf of its series, Sound Point Floating Rate Income Fund (“Old Fund”), and, solely for purposes of paragraph 6, AMERICAN BEACON ADVISORS, INC., New Trust’s investment manager (“AmBeacon Manager”), and SOUND POINT CAPITAL MANAGEMENT, L.P., Old Fund’s investment adviser and New Fund’s investment sub-advisor (“Sound Point Capital”).  (The New Trust and Old Trust are each sometimes referred to herein as an “Investment Company,” and the New Fund and Old Fund are each sometimes referred to herein as a “Fund.”)  Notwithstanding anything to the contrary contained herein, (1) all agreements, covenants, representations, warranties, actions, and obligations of and by each Fund, and of and by the Investment Company of which that Fund is a series, on its behalf, shall be the agreements, covenants, representations, warranties, actions, and obligations of that Fund only, (2) all rights and benefits created hereunder in favor of a Fund shall inure to and be enforceable by the Investment Company of which that Fund is a series on that Fund’s behalf, and (3) in no event shall any other series of an Investment Company or the assets thereof be held liable with respect to the breach or other default by a Fund or Investment Company of its agreements, covenants, representations, warranties, actions, and obligations set forth herein.
Each Investment Company wishes to effect a reorganization described in section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (“Code”) (all “section” references are to the Code, unless otherwise noted), and intends this Agreement to be, and adopts it as, a “plan of reorganization” within the meaning of the regulations under the Code (“Regulations”).  The reorganization will involve Old Fund’s changing its identity, form, and place of organization ‑‑ by converting from a series of the Old Trust to a series of the New Trust ‑‑ by (1) transferring all its assets to New Fund (which is being established solely for the purpose of acquiring those assets and continuing Old Fund’s business) in exchange solely for voting shares of beneficial interest (“shares”) in New Fund and New Fund’s assumption of all of Old Fund’s Liabilities (defined below), (2) distributing those shares pro rata to Old Fund’s shareholders in exchange for their shares therein and in complete liquidation thereof, and (3) terminating Old Fund, all on the terms and conditions set forth herein (all the foregoing transactions being referred to herein collectively as the “Reorganization”).
Each Investment Company’s board of trustees (each, a “Board”), in each case including a majority of its members who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”)) (“Non-Interested Persons”) of either Investment Company, (1) has duly adopted and approved this Agreement and the transactions contemplated hereby, (2) has duly authorized performance thereof on its Fund’s behalf by all necessary Board action, and (3) has determined that participation in the Reorganization is in the best interests of the Fund that is a series thereof and, in the case of Old Fund, that the interests of the existing shareholders thereof will not be diluted as a result of the Reorganization.
Old Fund currently offers two classes of shares designated Investor Class shares and Institutional Class shares (“Old Fund Investor Class Shares” and “Old Fund Institutional Class Shares” respectively, and collectively, “Old Fund Shares”).  New Fund will have multiple classes of shares, including two classes designated SP Class shares and Institutional Class shares (“New Fund SP Class Shares” and “New Fund Institutional Class Shares” respectively, and collectively, “New Fund Shares”); New Fund’s other classes of shares (designated A Class shares, C Class shares, Y Class shares, and Investor Class shares) will not be involved in the Reorganization and thus are not included in the term “New Fund Shares.”  The New Fund SP Class Shares have substantially similar characteristics to the Old Fund Investor Class Shares and the New Fund Institutional Class Shares have substantially similar characteristics to the Old Fund Institutional Class Shares.  Immediately following the Closing (as defined in paragraph 2.1), the only issued and outstanding shares of New Fund will be the New Fund SP Class shares and New Fund Institutional Class shares.
In consideration of the mutual promises contained herein, the Investment Companies agree as follows:
1.            PLAN OF REORGANIZATION AND TERMINATION
1.1.            Subject to the requisite approval of Old Fund’s shareholders and the terms and conditions set forth herein, Old Fund shall assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 (“Assets”) to New Fund.  In exchange therefor, New Fund shall:
(a)	issue and deliver to Old Fund the number of full and fractional (all references herein to “fractional” shares meaning fractions rounded to the third decimal place) New Fund SP Class Shares equal to the number of full and fractional Old Fund Investor Class Shares then outstanding, and the number of full and fractional New Fund Institutional Class Shares equal to the number of full and fractional Old Fund Institutional Class Shares then outstanding, and
(b)	assume all of Old Fund’s liabilities described in paragraph 1.3 (“Liabilities”).
Those transactions shall take place at the Closing.
1.2            The Assets shall consist of all assets and property of every kind and nature ‑‑ including, without limitation, all cash, cash equivalents, securities, commodities, futures interests, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, and books and records -- Old Fund owns at the Effective Time (as defined in paragraph 2.1) and any deferred and prepaid expenses shown as assets on Old Fund’s books at that time; and Old Fund has no unamortized or unpaid organizational fees or expenses that have not previously been disclosed in writing to New Trust.
1.3            The Liabilities shall consist of all of Old Fund’s liabilities, debts, obligations, and duties existing at the Effective Time, whether known or unknown, contingent, accrued, or otherwise, excluding Reorganization Expenses (as defined in paragraph 3.1(aa)) borne by Sound Point Capital and AmBeacon Manager pursuant to paragraph 6.  Notwithstanding the foregoing, Old Fund shall endeavor to discharge all its known liabilities, debts, obligations, and duties that are or will become due before the Effective Time.
1.4            At or before the Closing, New Fund shall redeem the Initial Share (as defined in paragraph 5.5) for the amount at which it is issued pursuant to paragraph 5.5.  At the Effective Time (or as soon thereafter as is reasonably practicable), Old Fund shall distribute all the New Fund Shares it receives pursuant to paragraph 1.1(a) to its shareholders of record determined at the Effective Time (each, a “Shareholder”), in proportion to their Old Fund Shares then held of record and in constructive exchange therefor, and shall completely liquidate.  That distribution shall be accomplished by New

Trust’s transfer agent’s opening accounts on New Fund’s shareholder records in the Shareholders’ names and transferring those New Fund Shares thereto.  Pursuant to that transfer, each Shareholder’s account shall be credited with the respective pro rata number of full and fractional New Fund Shares due that Shareholder, by class (i.e., the account for each Shareholder that holds Old Fund Investor Class Shares shall be credited with the respective pro rata number of full and fractional New Fund SP Class Shares due that Shareholder, and the account for each Shareholder that holds Old Fund Institutional Class Shares shall be credited with the respective pro rata number of full and fractional New Fund Institutional Class Shares due that Shareholder). The aggregate net asset value (“NAV”) of New Fund SP Class Shares to be so credited to a Shareholder’s account shall equal the aggregate NAV of the Old Fund Investor Class Shares that Shareholder holds at the Effective Time and the aggregate NAV of New Fund Institutional Class Shares to be so credited to a Shareholder’s account shall equal the aggregate NAV of the Old Fund Institutional Class Shares that Shareholder holds at the Effective Time. All issued and outstanding Old Fund Shares, including any represented by certificates, shall simultaneously be canceled on Old Fund’s shareholder records. New Trust shall not issue certificates representing the New Fund Shares issued in connection with the Reorganization.
1.5            Any transfer taxes payable on the issuance and transfer of New Fund Shares in a name other than that of the registered holder on Old Fund’s shareholder records of the Old Fund Shares actually or constructively exchanged therefor shall be paid by the transferee thereof, as a condition of that issuance and transfer.
1.6            Any reporting responsibility of Old Fund to a public authority, including the responsibility for filing regulatory reports, tax returns, and other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, any federal, state, and local tax authorities, and any other relevant regulatory authority, is and shall remain its responsibility up to and including the date on which it is terminated.
1.7            After the Effective Time, Old Fund shall not conduct any business except in connection with its termination.  As soon as reasonably practicable after distribution of the New Fund Shares pursuant to paragraph 1.4, but in all events within six months after the Effective Time, (a) Old Fund shall be terminated as a series of Old Trust and (b) Old Trust shall make all filings and take all other actions in connection therewith necessary and proper to effect that termination.
2.            CLOSING AND EFFECTIVE TIME
2.1            Unless the Investment Companies agree otherwise in writing, all acts necessary to consummate the Reorganization (“Closing”) shall be deemed to take place simultaneously as of immediately after the close of business (4:00 p.m., Eastern Time) on December 11, 2015 (“Effective Time”).  The Closing shall be held at New Trust’s offices or at such other place as to which the Investment Companies agree.
2.2            Old Trust shall cause the custodian of Old Fund’s assets (“Old Custodian”) (a) to make Old Fund’s portfolio securities available to New Trust (or to its custodian (“New Custodian”), if New Trust so directs), for examination, no later than five business days preceding the Effective Time and (b) to transfer and deliver the Assets at the Effective Time to the New Custodian for New Fund’s account, as follows:  (1) duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers, (2) by book entry, in accordance with the Old Custodian’s customary practices and any securities depository (as defined in Rule 17f-4 under the 1940 Act) in which Old Fund’s assets are deposited, in the case of Old Fund’s portfolio securities and instruments deposited with those depositories, and (3) by wire transfer of federal funds in the case of cash.  Old Trust shall also direct the Old Custodian to deliver at the Closing a certificate of an authorized officer (“Certificate”) (a) stating that pursuant to proper instructions provided to the Old Custodian by Old Trust, the Old Custodian has delivered all of Old Fund’s portfolio securities, cash, and other Assets to the New Custodian for New Fund’s account and (b) attaching a schedule setting forth information (including adjusted basis and holding period, by lot) concerning the Assets.  The New Custodian shall certify to New Trust that such information, as reflected on New Fund’s books immediately after the Effective Time, does or will conform to that information as so certified by the Old Custodian.
2.3            Old Trust shall deliver, or shall direct its transfer agent to deliver, to New Trust at the Closing a Certificate, certified by Old Trust’s Secretary or Assistant Secretary or by its transfer agent, as applicable, listing (a) the Shareholders’ names and addresses, (b) the number of full and fractional outstanding Old Fund Shares of the relevant class each such Shareholder owns, identifying which shares are represented by outstanding certificates and which by book-entry accounts, (c) the dividend reinvestment elections, if any, applicable to each Shareholder, and (d) the backup withholding and nonresident alien withholding certifications, notices, or records on file with Old Trust with respect to each Shareholder, all at the Effective Time.  New Trust shall direct its transfer agent to deliver to Old Trust at or as soon as reasonably practicable after the Closing a Certificate as to the opening of accounts on New Fund’s shareholder records in the names of the listed Shareholders and a confirmation, or other evidence satisfactory to Old Trust, that the New Fund Shares to be credited to Old Fund at the Effective Time have been credited to Old Fund’s account on those records at that time and thereafter transferred to the Shareholders’ accounts in accordance with paragraph 1.4.
2.4            Old Trust shall deliver to New Trust and AmBeacon Manager, within five days before the Closing, a Certificate listing each security, by name of issuer and number of shares, that is being carried on Old Fund’s books at an estimated fair market value provided by an authorized pricing vendor for Old Fund.
2.5            If requested by New Trust, Old Trust shall direct BBD, LLP, an independent registered public accounting firm that audits Old Fund’s books (“BBD”), KPMG LLP, an independent registered public accounting firm that audited the books of Old Fund’s predecessor, Sound Point Floating Rate Income Fund, a closed-end fund that was reorganized into Old Fund on May 30, 2014 (“Predecessor Fund”), and other applicable service providers to deliver at the Closing all work papers and supporting statements related to financial statements and tax returns, including those related to ASC 740-10-25 (formerly, “Accounting for Uncertainty in Income Taxes,” FASB Interpretation No. 48, July 13, 2006), pertaining to Old Fund (collectively, “Work Papers”) for all fiscal and taxable periods ended on or before August 31, 2015, and, if relevant, for the period from August 31, 2015 through the Effective Time.
2.6            At the Closing, each Investment Company shall deliver to the other (a) bills of sale, checks, assignments, share certificates, receipts, and/or other documents the other Investment Company or its counsel reasonably requests and (b) a Certificate executed in its name by its President or a Vice President in form and substance satisfactory to the recipient, and dated the Effective Time, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated hereby.
3.            REPRESENTATIONS AND WARRANTIES
3.1            Old Trust, on Old Fund’s behalf, represents and warrants to New Trust, on New Fund’s behalf, as follows:
(a)            Old Trust (1) is a statutory trust that is duly created, validly existing, and in good standing under the laws of the State of Delaware, and its Certificate of Trust dated August 28, 2003, as amended on June 1, 2005, December 1, 2011, January 31, 2013 and January 13, 2014, is

filed with the office of the Secretary of State of Delaware, (2) is duly registered under the 1940 Act as an open-end management investment company, (3) has the power to own all its properties and assets and to carry on its business as described in its current registration statement on Form N-1A, and (4) has never elected not to be classified as an association taxable as a corporation;
(b)            Old Fund is a duly established and designated series of Old Trust;
(c)            Old Trust’s execution, delivery, and performance of this Agreement have been duly authorized at the date hereof by all necessary action on the part of its Board; and this Agreement constitutes a valid and legally binding obligation of Old Trust, with respect to Old Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors generally and general principles of equity;
(d)            At the Effective Time, Old Trust will have good and marketable title to the Assets for Old Fund’s benefit and full right, power, and authority to sell, assign, transfer, and deliver the Assets hereunder free of any liens or other encumbrances (except securities that are subject to “securities loans,” as referred to in section 851(b)(2), or that are restricted as to resale by their terms); and on delivery and payment for the Assets, New Trust, on New Fund’s behalf, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including restrictions that might arise under the Securities Act of 1933, as amended (“1933 Act”);
(e)            Old Trust, with respect to Old Fund,  is not currently engaged in, and its execution, delivery, and performance of this Agreement and consummation of the Reorganization will not result in, (1) a conflict with or material violation of any provision of Delaware law, Old Trust’s Agreement and Declaration of Trust, adopted August 26, 2003, as amended and restated June 1, 2005 ( “Trust Agreement”), or Old Trust’s Amended and Restated Bylaws, dated August 19, 2015, or any agreement, indenture, instrument, contract, lease, or other undertaking (each, an “Undertaking”) to which Old Trust, on Old Fund’s behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which Old Trust, on Old Fund’s behalf, is a party or by which it is bound;
(f)            At or before the Effective Time, either (1) all material contracts and other commitments of or applicable to Old Fund (other than this Agreement and certain investment contracts, including options, futures, forward contracts, and swap agreements) will terminate, or (2) provision for discharge and/or New Fund’s assumption of any liabilities of Old Fund thereunder will be made, without either Fund’s incurring any penalty with respect thereto and without diminishing or releasing any rights Old Trust may have had with respect to actions taken or omitted or to be taken by any other party thereto before the Closing;
(g)            No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to Old Trust’s knowledge, threatened against Old Trust, with respect to Old Fund or any of its properties or assets attributable or allocable to Old Fund, that, if adversely determined, would materially and adversely affect Old Fund’s financial condition or the conduct of its business; and Old Trust, on Old Fund’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects Old Fund’s business or Old Trust’s ability to consummate the transactions contemplated hereby;

(h)            Old Fund has no known liabilities of a material nature, contingent or otherwise, other than those that are shown as belonging to it on its statement of assets and liabilities as of August 31, 2015, and those incurred in the ordinary course of business as an investment company since such date.  Old Fund’s Statement of Assets and Liabilities, Schedule of Investments, Statement of Operations, and Statement of Changes in Net Assets (each, a “Statement”) at and for the fiscal year (in the case of the last Statement, for the two fiscal years) ended August 31, 2015, have been audited by BBD and are in accordance with generally accepted accounting principles consistently applied in the United States (“GAAP”); and those Statements (copies of which Old Trust has furnished to New Trust), present fairly, in all material respects, Old Fund’s financial condition at their respective dates in accordance with GAAP and the results of its operations and changes in its net assets for the periods then ended, and there are no known contingent liabilities of Old Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP at either such date that are not disclosed therein;
(i)            Since August 31, 2015, there has not been any material adverse change in Old Fund’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by Old Fund of indebtedness maturing more than one year from the date that indebtedness was incurred; for purposes of this subparagraph, a decline in NAV per Old Fund Share due to declines in market values of securities Old Fund holds, the discharge of Old Fund liabilities, or the redemption of Old Fund Shares by its shareholders will not constitute a material adverse change;
(j)            All federal and other tax returns, dividend reporting forms, and other tax-related reports (collectively, “Returns”) of Old Fund required by law to have been filed by the Effective Time (taking into account any properly and timely filed extensions of time to file) have been or will, prior to the Effective Time, be filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on those Returns will have been paid or provision will have been made for the payment thereof; to the best of Old Trust’s knowledge, no such Return is currently under audit and no assessment has been asserted with respect to those Returns;
(k)            Old Fund (1) is in compliance in all material respects with all applicable Regulations pertaining to (a) the reporting of dividends and other distributions with respect to, and redemptions of, its shares, (b) withholding in respect thereof, and (c) shareholder basis reporting, (2) has withheld in respect of those dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and (3) is not liable for any material penalties that could be imposed thereunder;
(l)            Old Fund is not classified as a partnership, and instead is classified as an association that is taxable as a corporation, for federal tax purposes and either has elected the latter classification by filing Form 8832 with the Internal Revenue Service (“Service”) or is a “publicly traded partnership” (as defined in section 7704(b)) that is treated as a corporation; Old Fund is a “fund” (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)); for each taxable year of its operation (including its current taxable year through the Effective Time), Old Fund has met (and for its current taxable year through the Effective Time will meet) the requirements of Part I of Subchapter M of Chapter 1 of Subtitle A of the Code (“Subchapter M”) for qualification as a “regulated investment company” (as defined in section 851(a)(1)) (“RIC”) and has been (and for its current taxable year through the Effective Time will be) eligible to and has computed its federal income tax under section 852; Old Fund has not at any time since its inception been liable for, and is not now liable for, any material income or excise tax pursuant to sections 852 or 4982; and Old Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

(m)            All issued and outstanding Old Fund Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by Old Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; all issued and outstanding Old Fund Shares will, at the Effective Time, be held by the persons and in the amounts set forth on Old Fund’s shareholder records (as provided in the Certificate to be delivered pursuant to paragraph 2.3); and Old Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Old Fund Shares, nor are there outstanding any securities convertible into any Old Fund Shares;
(n)            Old Fund incurred the Liabilities, which are associated with the Assets, in the ordinary course of its business;
(o)            Old Fund is not under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A));
(p)             Except as previously disclosed in writing to New Trust, o n the date on which they were issued, on the effective date of the Registration Statement (as defined in paragraph 3.3(a)), at the time of the Shareholders Meeting (as defined in paragraph 4.2), and at the Effective Time, Old Fund’s current prospectus and statement of additional information did and will (1) conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and (2) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (“  Untrue Statement or Omission ”);
(q)             Except as previously disclosed in writing to New Trust, the information to be furnished by Old Trust for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents filed or to be filed with any federal, state, or local regulatory authority (including the Financial Industry Regulatory Authority, Inc. (“FINRA”)) that may be necessary in connection with the transactions contemplated hereby will be accurate and complete in all material respects and will comply in all material respects with federal securities laws and other laws and regulations; and the Registration Statement (other than written information provided by New Trust for inclusion therein) will, on its effective date, at the Effective Time, and at the time of the Shareholders Meeting, not contain any Untrue Statement or Omission;
(r)            The Trust Agreement permits Old Trust to vary its shareholders’ investment; Old Trust does not have a fixed pool of assets; and each series thereof (including Old Fund) is a managed portfolio of securities, and Sound Point Capital has the authority to buy and sell securities for Old Fund;
(s)            Old Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus and statement of additional information, except as previously disclosed in writing to New Trust;

(t)            The New Fund Shares to be delivered to Old Trust hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof;
(u)            Old Fund’s minute books and similar records made available to New Trust prior to the execution hereof contain a true and complete record in all material respects of all action taken at all meetings and by all written consents in lieu of meetings of the shareholders and of its Board and any committees of its Board; Old Fund’s shareholder records so made available accurately reflect all record transfers in Old Fund’s shares prior to the execution of this Agreement; and any other books and records of Old Fund so made available are true and correct in all material respects and contain no material omissions with respect to Old Fund’s business and operations;
(v)            Old Trust has maintained with respect to Old Fund, in all material respects, all books and records required of a registered investment company in compliance with the requirements of section 31 of the 1940 Act and rules thereunder, and those books and records are true and correct in all material respects;
(w)            Old Trust has adopted and implemented written policies and procedures in accordance with Rule 38a-1 under the 1940 Act;
(x)            Old Fund does not have any unamortized or unpaid organizational fees or expenses;
(y)            Old Fund has not changed its taxable year-end since inception and will not change its taxable year-end prior to the Closing;
(z)            None of the compensation received from Old Fund, Sound Point Capital, or any “affiliated person” (as defined in section 2(a)(3) of the 1940 Act) of or person related to (collectively, an “Affiliate”) either of them (each, an “Old Fund Group Member”) by any Shareholder who or that is an employee of or service provider to Old Fund will be separate consideration for, or allocable to, any of the Old Fund Shares that Shareholder holds; none of the New Fund Shares any such Shareholder receives will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement with any Old Fund Group Member; and the compensation paid to any such Shareholder by any Old Fund Group Member will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm’s-length for similar services;
(aa)            No expenses incurred by Old Fund or on its behalf in connection with the Reorganization will be paid or assumed by any Old Fund Group Member (other than Old Fund) or, to Old Trust’s knowledge, any other person unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) (“Reorganization Expenses”), and no cash or property other than New Fund Shares will be transferred to Old Fund or any of its shareholders by any Old Fund Group Member or, to Old Trust’s knowledge, any other person with the intention that it be used to pay any expenses (even Reorganization Expenses) thereof;
(bb)                 Immediately following consummation of the Reorganization, New Fund will hold the same assets and be subject to the same liabilities that Old Fund held or was subject to immediately before the Reorganization;

(cc)                Old Trust is undertaking the Reorganization for bona fide business purposes (and not a purpose to avoid federal income tax); and
(dd)                The Reorganization was not contemplated at the time of the reorganization of the Predecessor Fund into Old Fund and is unrelated thereto.
3.2            New Trust, on New Fund’s behalf, represents and warrants to Old Trust, on Old Fund’s behalf, as follows:
(a)            New Trust (1) is a trust operating under a written instrument or declaration of trust, the beneficial interest in which is divided into transferable shares, that is duly created, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts (“Massachusetts”), and its Amended and Restated Declaration of Trust, dated August 7, 2014 (“Declaration”), is on file with the Secretary of Massachusetts, (2) is duly registered under the 1940 Act as an open-end management investment company, (3) has the power to own all its properties and assets and to carry on its business as described in its current registration statement on Form N-1A, and (4) before January 1, 1997, “claimed” classification as an association taxable as a corporation and has never elected otherwise;
(b)            At the Effective Time, New Fund will be a duly established and designated series of New Trust; New Fund has not commenced operations and will not do so until after the Closing; and, immediately before the Closing, New Fund will be a shell series of New Trust, without assets (except the amount paid for the Initial Share if it has not already been redeemed by that time) or liabilities, created for the purpose of acquiring the Assets, assuming the Liabilities, and continuing Old Fund’s business;
(c)            New Trust’s execution, delivery, and performance of this Agreement have been duly authorized at the date hereof by all necessary action on the part of its Board; and this Agreement constitutes a valid and legally binding obligation of New Trust, with respect to New Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors generally and general principles of equity;
(d)            Before the Closing, there will be no (1) issued and outstanding New Fund Shares of any class, (2) options, warrants, or other rights to subscribe for or purchase any New Fund Shares, (3) securities convertible into any New Fund Shares, or (4) other securities issued by New Fund, except the Initial Share;
(e)            No consideration other than New Fund Shares (and New Fund’s assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;
(f)            New Trust, with respect to New Fund, is not currently engaged in, and its execution, delivery, and performance of this Agreement and consummation of the Reorganization will not result in, (1) a conflict with or material violation of any provision of Massachusetts law, the Declaration or New Trust’s Bylaws, or any Undertaking to which New Trust, on New Fund’s behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which New Trust, on New Fund’s behalf, is a party or by which it is bound;
(g)            No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to New Trust’s knowledge,

threatened against New Trust, with respect to New Fund or any of its properties or assets attributable or allocable to New Fund, that, if adversely determined, would materially and adversely affect New Fund’s financial condition or the conduct of its business; and New Trust, on New Fund’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects New Fund’s business or New Trust’s ability to consummate the transactions contemplated hereby;
(h)            New Fund is not (and will not be) classified as a partnership, and instead is (and will be) classified as an association that is taxable as a corporation, for federal tax purposes and either has elected (or will timely elect) the latter classification by filing Form 8832 with the Service or is (and will be) a “publicly traded partnership” (as defined in section 7704(b)) that is treated as a corporation; New Fund has not filed any income tax return and will file its first federal income tax return after the completion of its first taxable year after the Effective Time as a RIC on Form 1120-RIC; until that time, New Fund will take all steps necessary to ensure that it is eligible and qualifies for taxation as a RIC under Subchapter M; from and after its commencement of operations, New Fund will be a “fund” (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)) and has not taken and will not take any steps inconsistent with its qualification as such; assuming that Old Fund will meet the requirements of Subchapter M for qualification as a RIC for the part of its taxable year through the Effective Time, New Fund will meet those requirements, and will be eligible to and will compute its federal income tax under section 852, for its taxable year in which the Reorganization occurs; and New Fund intends to continue to meet all those requirements, and to be eligible to and to so compute its federal income tax, for each subsequent taxable year;
(i)            The New Fund Shares to be issued and delivered to Old Fund, for the Shareholders’ accounts, pursuant to the terms hereof, (1) will at the Effective Time have been duly authorized and duly registered under the federal securities laws, and appropriate notices respecting them will have been duly filed under applicable state securities laws, and (2) when so issued and delivered, will be duly and validly issued and outstanding New Fund Shares and will be fully paid and non-assessable by New Trust;
(j)            There is no plan or intention for New Fund to be terminated, dissolved, or merged into another business or statutory trust or a corporation or any “fund” thereof (as defined in section 851(g)(2)) following the Reorganization;
(k)            Immediately after the Effective Time, New Fund will not be under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A));
(l)            The information to be furnished by New Trust for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents filed or to be filed with any federal, state, or local regulatory authority (including FINRA) that may be necessary in connection with the transactions contemplated hereby will be accurate and complete in all material respects and will comply in all material respects with federal securities laws and other laws and regulations; and the Registration Statement (other than written information provided by Old Trust for inclusion therein) will, on its effective date, at the Effective Time, and at the time of the Shareholders Meeting, not contain any Untrue Statement or Omission;
(m)            The Declaration permits New Trust to vary its shareholders’ investment; New Trust does not have a fixed pool of assets; and each series thereof (including New Fund after it commences operations) is (or will be) a managed portfolio of securities, and AmBeacon Manager and each investment sub-advisor thereof have (and Sound Point Capital, as New Fund’s investment sub-advisor, will have) the authority to buy and sell securities for it;
(n)            None of the compensation received from New Fund, AmBeacon Manager, or any Affiliate of either of them (each, a “New Fund Group Member”) by any Shareholder who or that is an employee of or service provider to Old Fund will be separate consideration for, or allocable to, any of the Old Fund Shares that Shareholder holds; none of the New Fund Shares any such Shareholder receives will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement with any New Fund Group Member; and the compensation paid to any such Shareholder by any New Fund Group Member will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm’s-length for similar services;
(o)            No expenses incurred by Old Fund or on its behalf in connection with the Reorganization will be paid or assumed by any New Fund Group Member or, to New Trust’s knowledge, any other person unless those expenses are Reorganization Expenses, and no cash or property other than New Fund Shares will be transferred to Old Fund or any of its shareholders by any New Fund Group Member or, to New Trust’s knowledge, any other person with the intention that it be used to pay any expenses (even Reorganization Expenses) thereof;
(p)                Immediately following consummation of the Reorganization, the Shareholders will own all the New Fund Shares and will own those shares solely by reason of their ownership of the Old Fund Shares immediately before the Reorganization; and
(q)                New Trust is undertaking the Reorganization for bona fide business purposes (and not a purpose to avoid federal income tax).
3.3            Each Investment Company, on its Fund’s behalf, represents and warrants to the other Investment Company, on its Fund’s behalf, as follows:
(a)                No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended, the 1940 Act, or state securities laws, and no consents, approvals, authorizations, or orders of any court are required, for its execution or performance of this Agreement on its Fund’s behalf, except for (1) New Trust’s filing with the Commission of a registration statement on Form N-14 relating to the New Fund Shares issuable hereunder, and any supplement or amendment thereto, including therein a prospectus and proxy statement (“Registration Statement”), and (2) consents, approvals, authorizations, and filings that have been made or received or may be required after the Effective Time;
(b)                The fair market value of the New Fund Shares each Shareholder receives will be approximately equal to the fair market value of its Old Fund Shares it actually or constructively surrenders in exchange therefor;
(c)                The Shareholders will pay their own expenses (such as fees of personal investment or tax advisers for advice regarding the Reorganization), if any, incurred in connection with the Reorganization;
(d)                The fair market value and “adjusted basis” (within the meaning of section 1011) of the Assets will equal or exceed the Liabilities to be assumed by New Fund and those to which the Assets are subject; and

(e)                The principal purpose of New Fund’s assumption of the Liabilities is not avoidance of federal income tax on the transaction.
4.            COVENANTS
4.1            Old Trust covenants to operate Old Fund’s business in the ordinary course between the date hereof and the Effective Time, it being understood that such ordinary course of business will include purchases and sales of portfolio securities and other instruments, sales and redemptions of Old Fund Shares, and regular and customary periodic dividends and other distributions.
4.2            Old Trust covenants to call and hold a meeting of Old Fund’s shareholders to consider and act on this Agreement and to take all other action reasonably necessary to obtain approval of the transactions contemplated hereby (“Shareholders Meeting”).
4.3            Old Trust covenants that it will assist New Trust in obtaining information New Trust reasonably requests concerning the beneficial ownership of Old Fund Shares.
4.4            Old Trust covenants that it will turn over its books and records pertaining to Old Fund (including all tax books and records and all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder) to New Trust at the Closing.
4.5            Each Investment Company covenants to cooperate with the other in preparing the Registration Statement in compliance with applicable federal and state securities laws.
4.6            Each Investment Company covenants that it will, from time to time, as and when reasonably requested by the other, execute and deliver or cause to be executed and delivered all assignments and other instruments, and will take or cause to be taken any further action(s), the other Investment Company deems reasonably necessary or desirable in order to vest in, and confirm to, (a) New Trust, on New Fund’s behalf, title to and possession of all the Assets and assumption of all the Liabilities, and (b) Old Trust, on Old Fund’s behalf, title to and possession of the New Fund Shares to be delivered hereunder, and otherwise to carry out the intent and purpose hereof.
4.7            New Trust covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and applicable state securities laws it deems appropriate to commence and continue New Fund’s operations after the Effective Time.
4.8            Old Trust covenants that, as promptly as practicable, but in any case within 60 days, after the Effective Time, it will furnish to New Trust, in a form reasonably satisfactory thereto, a Certificate stating Old Fund’s earnings and profits for federal income tax purposes and any capital loss carryovers and other items that will be carried over to New Fund pursuant to section 381.
4.9            It is each Investment Company’s intention that the Reorganization will qualify as a “reorganization” (as defined in section 368(a)(1)(F)), and in furtherance thereof, each Investment Company covenants that it will not take any action or cause any action to be taken (including the filing of any tax return) that is inconsistent with that treatment or results in the failure of the Reorganization to so qualify.
4.10            Old Trust covenants that it, if requested, will cause BBD, KPMG LLP, and other applicable service providers to deliver to New Trust all Work Papers for all fiscal and taxable periods ended on or before August 31, 2015, 60 days after that date and, if relevant, for the period from August

31, 2015 through the Effective Time no later than the earlier of (a) 60 days after the date of the request or (b) 15 days after the Effective Time.
4.11            Old Trust covenants to distribute all the New Fund Shares it receives in the Reorganization to the Shareholders in complete liquidation of Old Fund.
4.12            Subject to this Agreement, each Investment Company covenants to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary, proper, or advisable to consummate and effectuate the transactions contemplated hereby.
5.            CONDITIONS PRECEDENT
Each Investment Company’s obligations hereunder shall be subject to (a) performance by the other Investment Company of all its obligations to be performed hereunder at or before the Closing, (b) all representations and warranties of the other Investment Company contained herein being true and correct in all material respects at the date hereof and, except as they may be affected by the transactions contemplated hereby, at the Effective Time, with the same force and effect as if made at that time, and (c) the following further conditions that, at or before that time:
5.1            This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by both Boards and by Old Fund’s shareholders at the Shareholders Meeting;
5.2            All necessary filings shall have been made with the Commission and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the Investment Companies to carry out the transactions contemplated hereby.  The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued, and, to each Investment Company’s best knowledge, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened, or contemplated under the 1933 Act or the 1940 Act.  The Commission shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act.  All consents, orders, and permits of federal, state, and local regulatory authorities (including the Commission and state securities authorities) either Investment Company deems necessary to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on either Fund’s assets or properties;
5.3            At the Effective Time, no action, suit, or other proceeding shall be pending (or, to either Investment Company’s best knowledge, threatened to be commenced) before any court, governmental agency, or arbitrator in which it is sought to enjoin the performance of, restrain, prohibit, affect the enforceability of, or obtain damages or other relief in connection with, the transactions contemplated hereby;
5.4            The Investment Companies shall have received an opinion of K&L Gates LLP (“Counsel”) as to the federal income tax consequences mentioned below (“Tax Opinion”).  In rendering the Tax Opinion, Counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which Counsel may treat as representations and warranties made to it (that, notwithstanding paragraph 7, shall survive the Closing), and in separate letters, if Counsel requests, addressed to it (collectively, “Representations”) and the Certificates delivered pursuant to paragraph 2.6(b).  The Tax Opinion shall be substantially to the effect that ‑‑ based on the facts and assumptions stated therein and conditioned on the Representations’ being true and complete at the Effective Time and consummation of the Reorganization in accordance with this

Agreement (without the waiver or modification of any terms or conditions hereof and without taking into account any amendment hereof that Counsel has not approved) ‑‑ for federal income tax purposes:
(a)            New Fund’s acquisition of the Assets in exchange solely for New Fund Shares and its assumption of the Liabilities, followed by Old Fund’s distribution of those shares pro rata to the Shareholders actually or constructively in exchange for their Old Fund Shares and in complete liquidation of Old Fund, will qualify as a “reorganization” (as defined in section 368(a)(1)(F)), and each Fund will be “a party to a reorganization” (within the meaning of section 368(b));
(b)            Old Fund will recognize no gain or loss on the transfer of the Assets to New Fund in exchange solely for New Fund Shares and New Fund’s assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in exchange for their Old Fund Shares;
(c)            New Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for New Fund Shares and its assumption of the Liabilities;
(d)            New Fund’s basis in each Asset will be the same as Old Fund’s basis therein immediately before the Reorganization, and New Fund’s holding period for each Asset will include Old Fund’s holding period therefor (except where New Fund’s investment activities have the effect of reducing or eliminating an Asset’s holding period);
(e)            A Shareholder will recognize no gain or loss on the exchange of all its Old Fund Shares solely for New Fund Shares (including fractional shares to which they may be entitled) pursuant to the Reorganization;
(f)            A Shareholder’s aggregate basis in the New Fund Shares (including fractional shares to which they may be entitled) it receives in the Reorganization will be the same as the aggregate basis in its Old Fund Shares it actually or constructively surrenders in exchange for those New Fund Shares, and its holding period for those New Fund Shares (including fractional shares to which they may be entitled) will include, in each instance, its holding period for those Old Fund Shares, provided the Shareholder holds them as capital assets at the Effective Time; and
(g)            For purposes of section 381, New Fund will be treated just as Old Fund would have been treated if there had been no Reorganization.  Accordingly, the Reorganization will not result in the termination of Old Fund’s taxable year, Old Fund’s tax attributes enumerated in section 381(c) will be taken into account by New Fund as if there had been no Reorganization, and the part of Old Fund’s last taxable year that began before the Reorganization will be included in New Fund’s first taxable year that ends after the Reorganization.
Notwithstanding subparagraphs (b) and (d), the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any Shareholder with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes on the termination or transfer thereof under a mark-to-market system of accounting;
5.5            Before the Closing, New Trust’s Board shall have authorized the issuance of, and New Trust shall have issued, one New Fund Share (“Initial Share”) to AmBeacon Manager or an affiliate thereof, in consideration of the payment of $10.00 (or other amount that Board determines), to vote on the investment management and sub-advisory contracts and other agreements and plans referred to in paragraph 5.6 as may be required by applicable law and to take whatever action it may be required to take as New Fund’s sole shareholder;
5.6            New Trust, on New Fund’s behalf, shall have entered into, or adopted, as appropriate, an investment management contract, a sub-advisory contract, a distribution and service plan pursuant to Rule 12b-1 under the 1940 Act, and other agreements and plans necessary for New Fund’s operation as a series of an open-end management investment company.  Each such contract, plan, and agreement shall have been approved by New Trust’s Board and, to the extent required by law (as interpreted by Commission staff positions), by its trustees who are Non-Interested Persons thereof and by AmBeacon Manager or its affiliate as New Fund’s sole shareholder; and
5.7            At any time before the Closing, either Investment Company may waive any of the foregoing conditions (except those set forth in paragraphs 5.1 and 5.4) if, in the judgment of its Board, that waiver will not have a material adverse effect on its Fund’s shareholders’ interests.
6.            EXPENSES
Subject to complying with the representations and warranties contained in paragraphs 3.1(aa) and 3.2(o), each of Sound Point Capital and AmBeacon Manager shall bear 50% of the Reorganization Expenses, except for costs associated with a special meeting of the Board of Trustees of the New Trust which shall be borne solely by AmBeacon Manager. The Reorganization Expenses include (1) costs associated with obtaining any necessary order of exemption from the 1940 Act, preparing and filing Old Fund’s prospectus supplements and the Registration Statement, and printing and distributing New Fund’s prospectus and Old Fund’s proxy materials, (2) legal and accounting fees, including fees of counsel to each Investment Company and its Non-Interested Persons, (3) transfer agent and custodian conversion costs, (4) transfer taxes for foreign securities, (5) proxy solicitation costs, and (6) expenses of holding the Shareholders Meeting (including any adjournments thereof) but exclude brokerage, Sound Point Capital’s and AmBeacon Manager’s travel expenses, and similar expenses in connection with the Reorganization.  Sound Point Capital and AmBeacon Manager shall remain liable for their respective shares of the Reorganization Expenses regardless of whether the transactions contemplated hereby occur, and this paragraph 6 shall survive the Closing (notwithstanding anything to the contrary in paragraph 7) and any termination of this Agreement pursuant to paragraph 8.  Notwithstanding the foregoing, expenses shall be paid by the Fund directly incurring them if and to the extent that the payment thereof by another person would result in that Fund’s disqualification as a RIC or would prevent the Reorganization from qualifying as a tax-free reorganization.
7.            ENTIRE AGREEMENT; NO SURVIVAL; CONFIDENTIALITY
Neither Investment Company has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the Investment Companies.  Except where otherwise indicated in this Agreement, the representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the Closing.
8.            TERMINATION
This Agreement may be terminated at any time at or before the Closing:
8.1            By either Investment Company (a) in the event of the other Investment Company’s material breach of any representation, warranty, or covenant contained herein to be performed at or before the Closing, (b) if a condition to its obligations has not been met and it reasonably appears that that condition will not or cannot be met, (c) if a governmental body issues an order, decree, or ruling having the effect of permanently enjoining, restraining, or otherwise prohibiting consummation of the Reorganization, or (d) if the Closing has not occurred on or before August 31, 2016, or such other date as to which the Investment Companies agree; or
8.2            By the Investment Companies’ mutual agreement.
In the event of termination under paragraphs 8.1(c) or (d) or 8.2, neither Investment Company (nor its trustees, officers, or shareholders) shall have any liability to the other Investment Company.
9.            AMENDMENTS
The Investment Companies may amend, modify, or supplement this Agreement at any time in any manner they mutually agree on in writing, notwithstanding Old Fund’s shareholders’ approval thereof; provided that, following that approval no such amendment, modification, or supplement shall have a material adverse effect on the Shareholders’ interests.
10.            SEVERABILITY
Any term or provision hereof that is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of that invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions hereof or affecting the validity or enforceability of any of the terms and provisions hereof in any other jurisdiction.
11.            MISCELLANEOUS
11.1            This Agreement shall be governed by and construed in accordance with the internal laws of Massachusetts, without giving effect to principles of conflicts of laws; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.
11.2            Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or corporation other than New Trust, on New Fund’s behalf, or Old Trust, on Old Fund’s behalf, and their respective successors and assigns any rights or remedies under or by reason of this Agreement.
11.3            Notice is hereby given that this instrument is executed and delivered on behalf of each Investment Company’s trustees solely in their capacities as trustees, and not individually, and that each Investment Company’s obligations under this instrument are not binding on or enforceable against any of its trustees, officers, shareholders, or series other than its Fund but are only binding on and enforceable against its property attributable to and held for the benefit of its Fund (“Fund’s Property”) and not its property attributable to and held for the benefit of any other series thereof.  Each Investment Company, in asserting any rights or claims under this Agreement on its or its Fund’s behalf, shall look only to the other Fund’s Property in settlement of those rights or claims and not to the property of any other series of the other Investment Company or to those trustees, officers, or shareholders.
11.4            This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each Investment Company and delivered to the other Investment Company.  The headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation hereof.

IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officer as of the day and year first written above.
AMERICAN BEACON FUNDS, on behalf of its series, American Beacon Sound Point Floating Rate Income Fund

By:
Gene L. Needles, Jr.
President
TRUST FOR ADVISED PORTFOLIOS, on behalf of its series, Sound Point Floating Rate Income Fund

By:
Christopher E. Kashmerick
President

Solely for purposes of paragraph 6 SOUND POINT CAPITAL MANAGEMENT, L.P.

By:
Stephen Ketchum
Managing Partner

AMERICAN BEACON ADVISORS, INC.

By:
Gene L. Needles, Jr.
President and Chief Executive Officer

APPENDIX B

OWNERSHIP OF SHARES OF THE SOUND POINT FUND
As of the Record Date, the Sound Point Fund’s shareholders of record and/or beneficial owners (to the Trust’s knowledge) who owned 5% or more of each class of the Sound Point Fund’s shares are set forth below.  The shareholder listed below is an owner of record, holding such shares for the accounts of certain of its customers.

Name and Address	Class	No. of Shares Owned	% of Shares
Charles Schwab & Co., Inc, Special Custody A/C FBO Customers 211 Main Street San Fransisco, CA 94104-1905	Institutional	3,271,133	80.35%

As of the Record Date, the Officers and Trustees of the Trust, as a group, did not own of record or beneficially any of the outstanding voting securities of the Sound Point Fund.

B-1

APPENDIX C

VALUATION, PURCHASE, REDEMPTION AND TAX INFORMATION FOR THE AB FUND
(References to the “Fund” in this Appendix C are to the AB Fund)
Valuation of AB Fund Shares
The price of the Fund’s shares is based on its net asset value (“NAV”) per share. The Fund’s NAV is computed by adding total assets, subtracting all of the Fund’s liabilities, and dividing the result by the total number of shares outstanding.
The NAV of each class of the Fund’s shares is determined based on a pro rata allocation of the Fund’s investment income, expenses and total capital gains and losses. The Fund’s NAV per share is determined each business day as of 4:00 p.m. Eastern time which normally coincides with the close of the New York Stock Exchange (“NYSE”). If the NYSE has an early close, scheduled or unscheduled, the Fund’s share price would still be determined as of 4:00 p.m. Eastern time. Foreign exchanges may permit trading in foreign securities on days when the Fund is not open for business, which may result in the Fund’s portfolio investments being affected when you are unable to buy or sell shares.
Equity securities and certain derivative instruments that are traded on an exchange are valued based on market value. Certain derivative instruments (other than short-term securities) usually are valued on the basis of prices provided by a pricing service. The price of debt securities generally is determined using pricing services or quotes obtained from broker/dealers who may consider a number of inputs and factors, such as comparable characteristics, yield curve, credit spreads, estimated default rates, coupon rates, underlying collateral and estimated cash flow. Investments in other mutual funds are valued at the closing NAV per share of the mutual funds on the day of valuation. Equity securities, including shares of closed-end funds and ETFs, are valued at the last sale price or official closing price.
The valuation of securities traded on foreign markets and certain fixed income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade, unless a significant event has occurred. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. Eastern Time.
Securities may be valued at fair value, as determined in good faith and pursuant to procedures approved by the AB Trust’s Board of Trustees, under certain limited circumstances. For example, fair value pricing will be used when market quotations are not readily available or reliable, as determined by the Manager, such as when (i) trading for a security is restricted or stopped; (ii) a security’s trading market is closed (other than customary closings); or (iii) a security has been de-listed from a national exchange. A security with limited market liquidity may require fair value pricing if the Manager determines that the available price does not reflect the security’s true market value. In addition, if a significant event that the Manager determines to affect the value of one or more securities held by the Fund occurs after the close of a related exchange but before the determination of the Fund’s NAV, fair value pricing may be used on the affected security or securities. Securities of small capitalization companies are also more likely to require a fair value determination using these procedures because they are more thinly traded and less liquid than the securities of larger capitalization companies. In addition, the Fund may invest in illiquid securities requiring these procedures.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Manager compares the new market quotation to the fair value price to evaluate the effectiveness of the Fund’s fair valuation procedures. If any significant discrepancies are found, the Manager may adjust the Fund’s fair valuation procedures.
Portfolio Holdings
A complete list of the Fund’s holdings is made available on the Fund’s website on a quarterly basis approximately sixty days after the end of each calendar quarter and remains available for six months thereafter. A list of the Fund’s ten largest holdings is made available on the Fund’s website on a quarterly basis. The ten largest holdings of the Fund are generally posted to the website approximately fifteen days after the end of each calendar quarter and remain available until the next quarter. To access the holdings information, go to www.americanbeaconfunds.com. The Fund’s ten largest holdings may also be accessed by selecting the Fund’s fact sheet.
A description of the Fund’s policies and procedures regarding the disclosure of portfolio holdings is available in the Fund’s SAI, which accompanies this proxy statement.
Redemptions In Kind
Although the Fund intends to redeem shares in cash, it reserves the right to pay the redemption price in whole or in part by a distribution of securities or other assets. However, shareholders always will be entitled to redeem shares for cash up to the lesser of $250,000 or 1% of the Fund’s net asset value during any 90-day period. Redemption in kind is not as liquid as a cash redemption. In addition, to the extent the Fund redeems its shares in this manner, the shareholder assumes the risk of a subsequent change in the market value of those securities, the cost of liquidating the securities and the possibility of a lack of a liquid market for those securities.
Frequent Trading and Market Timing
Frequent trading by Fund shareholders poses risks to other shareholders in the Fund, including (i) the dilution of the Fund’s NAV, (ii) an increase in the Fund’s expenses, and (iii) interference with the portfolio manager’s ability to execute efficient investment strategies. Frequent, short-term trading of Fund shares in an attempt to profit from day-to-day fluctuations in the Fund’s NAV is known as market timing.
The AB Trust’s Board of Trustees has adopted policies and procedures intended to discourage frequent trading and market timing.  Shareholders may transact one ‘‘round trip’’ in the Fund in any rolling 90-day period. A ‘‘round trip’’ is defined as two transactions, each in an opposite direction. A round trip may involve either (i) a purchase or exchange into the Fund followed by a redemption or exchange out of the Fund or (ii) a redemption or exchange out of the Fund followed by a purchase or exchange into the Fund. If the Manager detects that a shareholder has exceeded one round trip in the Fund in any rolling 90-day period, the Manager, without prior notice to the shareholder, may prohibit the shareholder from making further purchases of the Fund. In general, the Fund reserves the right to reject any purchase order, terminate the exchange privilege, or liquidate the account of any shareholder that the Manager determines has engaged in frequent trading or market timing, regardless of whether the shareholder’s activity violates any policy stated in this Prospectus. Additionally, the Manager may in its discretion, reject any purchase or exchange into the Fund from any individual investor, institutional investor, or group whose trading activity could disrupt the management of the Fund or dilute the value of the Fund’s shares, including collective trading (e.g. following the advice of an investment newsletter). Such investors may be barred from future purchases of other funds in the American Beacon Family of Funds.
The round-trip limit does not apply to the following transaction types:
• • • •
shares acquired through the reinvestment of dividends and other distributions;
systematic purchases and redemptions;
shares redeemed to return excess IRA contributions; or
certain transactions made within a retirement or employee benefit plan, such as payroll contributions, minimum required distributions, loans, and hardship withdrawals, or other transactions that are initiated by a party other than the plan participant.

Financial intermediaries that offer Fund shares, such as broker-dealers, third party administrators of retirement plans, and trust companies, will be asked to enforce the Fund’s policies to discourage frequent trading and market timing by investors. However, certain intermediaries that offer Fund shares have informed the Fund that they are currently unable to enforce the Fund’s policies on an automated basis. In those instances, the Manager will monitor trading activity of the intermediary in an attempt to detect patterns of activity that indicate frequent trading or market timing by underlying investors. In some cases, intermediaries that offer Fund shares have their own policies to deter frequent trading and market timing that differ from the Fund’s policies. The Fund may defer to an intermediary’s policies. For more information, please contact the financial intermediary through which you invest in the Fund.

The Manager monitors trading activity in the Fund to attempt to identify shareholders engaged in frequent trading or market timing. The Manager may exclude transactions below a certain dollar amount from monitoring and may change that dollar amount from time to time. The ability of the Manager to detect frequent trading and market timing activity by investors who own shares through an intermediary is dependent upon the intermediary’s provision of information necessary to identify transactions by the underlying investors. The Fund has entered into agreements with the intermediaries that service the Fund’s investors, pursuant to which the intermediaries agree to provide information on investor transactions to the Fund and to act on the Fund’s instructions to restrict transactions by investors who the Manager has identified as having violated the Fund’s policies and procedures to deter frequent trading and market timing.
Wrap programs offered by certain intermediaries may be designated ‘‘Qualified Wrap Programs’’ by the Fund based on specific criteria established by the Fund and a certification by the intermediary that the criteria have been met. A Qualified Wrap Program is a wrap program whose sponsoring intermediary: (i) certifies that it has investment discretion over $50 million or more in client assets invested in mutual funds at the time of the certification, (ii) certifies that it directs transactions in accounts participating in the wrap program(s) in concert with changes in a model portfolio; (iii) provides the Manager a description of the wrap program(s); and (iv) managed by an intermediary that agrees to provide the Manager sufficient information to identify individual accounts in the intermediary’s wrap program(s). For purposes of applying the round-trip limit, transactions initiated by clients invested in a Qualified Wrap Program will not be matched to transactions initiated by the intermediary sponsoring the Qualified Wrap Program. For example, a client’s purchase of the Fund followed within 90 days by the intermediary’s redemption of the same Fund would not be considered a round trip. However, transactions initiated by a Qualified Wrap Program client are subject to the round-trip limit and will be matched to determine if the client has exceeded the round-trip limit. In addition, the Manager will monitor transactions initiated by Qualified Wrap Program intermediaries to determine whether any intermediary has engaged in frequent trading or market timing. If the Manager determines that an intermediary has engaged in activity that is harmful to the Fund, the Manager will revoke the intermediary’s Qualified Wrap Program status. Upon termination of status as a Qualified Wrap Program, all account transactions will be matched for purposes of testing compliance with the Fund’s frequent trading and market timing policies, including any applicable redemption fees.
The Fund reserves the right to modify the frequent trading and market timing policies and procedures and grant or eliminate waivers to such policies and procedures at any time without advance notice to shareholders. There can be no assurance that the Fund’s policies and procedures to deter frequent trading and market timing will have the intended effect nor that the Manager will be able to detect frequent trading and market timing.
Purchase and Redemption of Shares
Eligibility
If the Plan is approved, the SP Class and Institutional Class shares offered by this Prospectus will be distributed to shareholders of the Investor Class and Institutional Class shares, respectively, of the Sound Point Fund.  The Institutional Class shares are also available to eligible investors who meet the minimum initial investment. The AB Trust does not accept accounts registered to foreign individuals or entities, including foreign correspondent accounts. The Fund does not conduct operations and is not offered for purchase outside of the United States.
Subject to your eligibility, you may invest in the Fund directly or through intermediary organizations, such as broker-dealers, insurance companies, plan sponsors, and third party administrators and retirement plans.
If you invest directly with the Fund, the fees and policies with respect to the Fund’s shares that are outlined in this prospectus are set by the Fund. The Manager and the Fund are not responsible for determining the suitability of the Fund or share class for any investor.
If you invest through a financial intermediary, most of the information you will need for managing your investment will come from your financial intermediary. This includes information on how to buy, sell and exchange shares of the Fund. If you establish an account through a financial intermediary, the investment minimums described in this section may not apply. Investors investing in the Fund through a financial intermediary should consult with their financial intermediary to ensure they obtain any proper “breakpoint” discount and regarding the differences between available share classes. Your broker-dealer or financial intermediary also may charge fees that are in addition to those described in this prospectus. Please contact your intermediary for information regarding investment minimums, how to purchase and redeem shares and applicable fees.
Minimum Initial Investment
	New Account	Existing Account
Share Class	Minimum	Purchase/Redemption Minimum by check/ACH/Exchange	Purchase/Redemption Minimum by Wire
SP	$1,000	$50	None
Institutional	$250,000	$50	None

SP Class shares are offered to retail investors who invest directly through a financial intermediary, such as a broker, or through employee directed benefit plans and were formerly shareholders of the Sound Point Fund prior to its reorganization into the AB Fund.
The Manager may allow a reasonable period of time after opening an account for a Institutional Class investor to meet the initial investment requirement. In addition, for investors such as trust companies and financial advisors who make investments for a group of clients, the minimum initial investment can be met through an aggregated purchase order for more than one client.
Opening an Account
You may open an account through your broker-dealer or other financial intermediary. Please contact your financial intermediary for more information on how to open an account. Shares you purchase through your broker dealer will normally be held in your account with that firm.
To open an account directly with the Fund, a completed, signed application is required.  You may obtain an account application from the Fund’s website www.americanbeaconfunds.com or by calling 1-800-658-5811.  Institutional shareholders should call 1-800-967-9009.
Complete the application, sign it and send it:
Regular Mail to: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643 (or institutional shareholders may fax to) (816) 374-7408	For Overnight Delivery: American Beacon Funds c/o BFDS 330 West 9th Street Kansas City, MO 64105 (800) 658-5811

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, you will be asked for information that will allow the Fund or your financial institution to identify you. Non-public corporations and other entities may be required to provide articles of incorporation, trust or partnership agreements, and Social Security or other taxpayer identification numbers on the account or other documentation. The Fund is required by law to reject your new account application if the required identifying information is not provided.
The Fund reserves the right to liquidate a shareholder’s account at the current day’s NAV and remit proceeds via check if the Fund or a financial institution are unable to verify the shareholder’s identity within three days of account opening.
Purchase Policies
Shares of the Fund are offered and purchase orders are typically accepted until 4:00 p.m. Eastern Time or the close of the NYSE (whichever comes first) on each day on which the NYSE is open for business. If a purchase order is received by the Fund in good order prior to the Fund’s deadline, the purchase price will be the NAV per share next determined on that day, plus any applicable sales charges. If a purchase order is received in good order after the applicable deadline, the purchase price will be the NAV per share of the following day that the Fund is open for business plus any applicable sales charge.  Shares of the Fund will only be issued against full payment, as described more fully in this Prospectus and SAI.

The Fund has authorized certain third party financial intermediaries, such as broker-dealers, insurance companies, third party administrators and trust companies, to receive purchase and redemption orders on behalf of the Fund and to designate other intermediaries to receive purchase and redemption orders on behalf of the Fund. The Fund is deemed to have received such orders when they are received by the financial intermediaries or their designees. Thus, an order to purchase or sell Fund shares will be priced at the Fund’s next determined NAV after receipt by the financial intermediary or its designee. It is the responsibility of your broker-dealer or financial intermediary to transmit orders that will be received by the Fund in proper form and in a timely manner.
Fund shares may be purchased only in U.S. States and Territories in which they can be legally sold. Prospective investors should inquire as to whether shares of the Fund are available for offer and sale in their jurisdiction. The Fund reserves the right to refuse purchases if, in the judgment of the Fund, the transaction would adversely affect the Fund and its shareholders. The Fund has the right to reject any purchase order or cease offering any or all classes of shares at any time. Checks to purchase shares are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. dollars on a U.S. bank. The Fund will not accept ‘‘starter’’ checks, credit card checks, money orders, cashier’s checks, or third party checks.
If your payment is not received and collected, your purchase may be canceled and you could be liable for any losses or fees the Fund or the Manager has incurred.
Under applicable anti-money laundering regulations and other federal regulations, purchase orders may be suspended, restricted or canceled and the monies may be withheld.
Please refer to the section titled ‘‘Frequent Trading and Market Timing’’ for information on the Fund’s policies regarding frequent purchases, redemptions, and exchanges.
Redemption Policies
If you purchased shares of the Fund through your financial intermediary, please contact your broker-dealer or other financial intermediary to sell shares of the Fund.
The redemption price will be the NAV next determined after a redemption request is received in good order, minus any applicable CDSC and/or redemption fees. In order to receive the redemption price calculated on a particular business day, redemption requests must be received in good order by 4:00 p.m. Eastern Time or by the close of the NYSE (whichever comes first).
Wire proceeds from redemption requests received in good order by 4:00 p.m. Eastern Time or by the close of the NYSE (whichever comes first) generally are transmitted to shareholders on the next day the Fund is open for business. In any event, proceeds from a redemption request will typically be transmitted to a shareholder by no later than seven days after the receipt of a redemption request in good order. Delivery of proceeds from shares purchased by check or pre-authorized automatic investment may be delayed until the funds have cleared, which may take up to ten days.
The Fund reserves the right to suspend redemptions or postpone the date of payment for more than seven days (i) when the NYSE is closed (other than for customary weekend and holiday closings); (ii) when trading on the NYSE is restricted; (iii) when the SEC determines that an emergency exists so that disposal of the Fund’s investments or determination of its NAV is not reasonably practicable; or (iv) by order of the SEC for protection of the Fund’s shareholders.

Although the Fund intends to redeem shares in cash, the Fund reserves the right to pay the redemption price in whole or in part by a distribution of securities or other assets held by the Fund. To the extent that the Fund redeems its shares in this manner, the shareholder assumes the risk of a subsequent change in the market value of those securities, the cost of liquidating the securities and the possibility of a lack of a liquid market for those securities.
Please refer to the section titled ‘‘Frequent Trading and Market Timing’’ for information on the Fund’s policies regarding frequent purchases, redemptions, and exchanges.
Exchange Policies
If you purchased shares of the Fund through your financial intermediary, please contact your financial intermediary to determine if you may take advantage of the exchange policies described in this section and for its policies to effect an exchange.
Shares of any class of the Fund may be exchanged for shares of the same class of another American Beacon fund under certain limited circumstances. Shares of any class of the Fund may be exchanged for shares of another class of the same fund under certain limited circumstances.  Since an exchange involves a concurrent purchase and redemption, please review the sections titled ‘‘Purchase Policies’’ and ‘‘Redemption Policies’’ for additional limitations that apply to purchase and redemptions.
Before exchanging shares, shareholders should consider how the exchange may affect any CDSC that might be imposed on the subsequent redemption of remaining shares.
If shares were purchased by check, a shareholder must have owned shares of the redeeming fund for at least ten days prior to exchanging out of one fund and into another.
The eligibility and minimum investment requirement must be met for the class into which the shareholder is exchanging. Fund shares may be acquired through exchange only in U.S. states and Territories in which they can be legally sold. The Fund reserves the right to charge a fee and to modify or terminate the exchange privilege at any time. The Fund reserves the right to refuse exchange requests if, in the judgment of the Fund, the transaction would adversely affect the Fund and its shareholders.  Please refer to the section titled “Frequent Trading and Market Timing” for information on the Fund’s policies regarding frequent purchases, redemptions, and exchanges.
For federal income tax purposes, the conversion of shares of one share class for shares of a different share class of the same fund will not result in the realization of a capital gain or loss. However, an exchange of shares of one fund for shares of a different fund is considered a sale and a purchase, respectively, and may result in a gain or loss for tax purposes. There can be no assurance of any particular tax treatment, however, and you are urged and advised to consult with your own tax advisor before entering into the Fund or share class exchange.
Payments to Financial Intermediaries
The Fund and its affiliates (at their own expense) may pay compensation to financial intermediaries for shareholder-related services and, if applicable, distribution-related services, including administrative, sub-transfer agency type, recordkeeping and shareholder communication services. For example, compensation may be paid to make Fund shares available to sales representatives and/or customers of a fund supermarket platform or similar program sponsor or for services provided in connection with such fund supermarket platforms and programs.

The amount of compensation paid to different financial intermediaries may differ. The compensation paid to a financial intermediary may be based on a variety of factors, including average assets under management in accounts distributed and/or serviced by the financial intermediary, gross sales by the financial intermediary and/or the number of accounts serviced by the financial intermediary that invest in the Fund. To the extent that the Fund pays any such compensation, it is designed to compensate the financial intermediary for providing services that would otherwise be provided by the Manager, the Fund or its transfer agent. To the extent the Fund affiliate pays such compensation, it would likely include amounts from that affiliate’s own resources and constitute what is sometimes referred to as ‘‘revenue sharing.’’
Compensation received by a financial intermediary from the Manager or another Fund affiliate may include payments for marketing and/or training expenses incurred by the financial intermediary, including expenses incurred by the financial intermediary in educating (itself and) its salespersons with respect to Fund shares. For example, such compensation may include reimbursements for expenses incurred in attending educational seminars regarding the Fund, including travel and lodging expenses. It may also cover costs incurred by financial intermediaries in connection with their efforts to sell Fund shares, including costs incurred compensating (registered) sales representatives and preparing, printing and distributing sales literature.
Any compensation received by a financial intermediary, whether from the Fund or its affiliate(s), and the prospect of receiving it may provide the financial intermediary with an incentive to recommend the shares of the Fund, or a certain class of shares of the Fund, over other potential investments. Similarly, the compensation may cause financial intermediaries to elevate the prominence of the Fund within its organization by, for example, placing it on a list of preferred funds. You should ask your financial intermediary for details about any such payments it receives from the Manager or the Distributor, or any other fees, expenses, or commissions your financial intermediary may charge you in addition to those disclosed in this prospectus.
1.            How to Purchase, Redeem or Exchange Shares
If your account is through a broker-dealer or other financial intermediary, please contact them directly to purchase, redeem or exchange shares of the Fund. Your broker-dealer or financial intermediary can help you open a new account, review your financial needs and formulate long-term investment goals and objectives. Your broker dealer or financial intermediary will transmit your request to the Fund and may charge you a fee for this service. Dealers, other financial intermediaries or fiduciaries purchasing shares for their customers are responsible for determining the suitability of a particular share class for an investor. You should include the following information with any order:
Your name/Account registration
Your account number
Type of Transaction requested
Name(s) and fund number(s) of funds and class(es)
Dollar amount or number of shares
Transactions for direct shareholders are conducted through:
Internet	www.americanbeaconfunds.com
Phone	To reach an American Beacon representative call 1-800-658-5811, option 1
Mail	American Beacon Funds PO Box 219643 Kansas City, MO 64121-9643	Overnight Delivery: American Beacon Funds c/o BFDS

330 West 9th Street Kansas City, MO 64105

2.            Purchases by Wire:
Send a bank wire to State Street Bank and Trust Company with these instructions:
• • • •	ABA# 0110-0002-8; AC-9905-342-3, Attn: American Beacon Funds the fund name and fund number, and shareholder account number and registration.
Redemption Proceeds will be mailed to account of record or transmitted to commercial bank designated on the account application form.
	New Account	Existing Account
Share Class	Minimum	Purchase/Redemption Minimum by check/ACH/Exchange	Purchase/Redemption Minimum by Wire
SP	$1,000	$50	None
Institutional	$250,000	$50	None

Supporting documents may be required for redemptions by estates, trusts, guardianships, custodians, corporations, and welfare, pension and profit sharing plans. Redemption requests must also include authorized signature(s) of all persons required to sign for the account. Call 1-800-658-5811 for instructions.
To protect the Fund and your account from fraud, a STAMP 2000 Medallion signature guarantee is required for redemption orders:
•	with a request to send the proceeds to an address or commercial bank account other than the address or commercial bank account designated on the account application,
•	for an account whose address has changed within the last 30 days if proceeds are sent by check, or
•	for amounts greater than $100,000.
The Fund only accepts STAMP 2000 Medallion signature guarantees, which may be obtained at participating banks broker-dealers and credit unions. A notary public cannot provide a signature guarantee. Call 1-800-658-5811 for instructions and further assistance.
General Policies
If a shareholder’s account balance falls below the following minimum levels, the shareholder may be asked to increase the balance.  This minimum does not apply to shareholders of the Sound Point Fund who receive Institutional Class or SP Class shares pursuant to the Plan.
Share Class	Account Balance
SP	$1,000

Institutional	$75,000
If the account balance remains below the applicable minimum account balance after 45 days, the Fund reserves the right to close the account and send the proceeds to the shareholder. IRAs will be charged an annual maintenance fee of $15.00 by the Fund’s custodian for maintaining either a traditional IRA or a Roth IRA. The Fund reserves the authority to modify minimum account balances in its discretion.
A Signature Validation Program (‘‘SVP’’) stamp may be required in order to change an account’s registration or banking instructions. You may obtain a SVP stamp at participating banks, broker-dealers and credit unions, but not from a notary public. The SVP stamp is analogous to the STAMP 2000 Medallion guarantee in that it is provided at similar institutions. However, it is used only for non-financial transactions.
The following policies apply to instructions you may provide to the Fund by telephone:
• • •
The Fund, its officers, trustees, employees, or agents are not responsible for the authenticity of instructions provided by telephone, nor for any loss, liability, cost or expense incurred for acting on them.
The Fund employs procedures reasonably designed to confirm that instructions communicated by telephone are genuine.
Due to the volume of calls or other unusual circumstances, telephone redemptions may be difficult to implement during certain time periods.

The Fund reserves the right to:
• • •
liquidate a shareholder’s account at the current day’s NAV and remit proceeds via check if the Fund or a financial institution are unable to verify the shareholder’s identity within three business days of account opening, seek reimbursement from the shareholder for any related loss incurred by the Fund if payment for the purchase of Fund shares by check does not clear the shareholder’s bank, and reject a purchase order and seek reimbursement from the shareholder for any related loss incurred by the Fund if funds are not received by the applicable wire deadline.

Escheatment
Please be advised that certain state escheatment laws may require the Fund to turn over your mutual fund account to the state listed in your account registration as abandoned property unless you contact the Fund. Many states have added ‘‘inactivity’’ or the absence of customer initiated contact as a component of their rules and guidelines for the escheatment of unclaimed property. These states consider property to be abandoned when there is no shareholder initiated activity on an account for at least three (3) to five (5) years.
Depending on the laws in your jurisdiction, customer initiated contact might be achieved by one of the following methods:
• • •
Send a letter to American Beacon Funds via the United States Post Office,
Speak to a Customer Service Representative on the phone after you go through a security verification process. For residents of certain states, contact cannot be made by phone but must be in writing or through the fund’s secure web application.
Access your account through the fund’s secure web application,

•	Cashing checks that are received and are made payable to the owner of the account.
The Fund, the Manager, and the Fund’s transfer agent will not be liable to shareholders or their representatives for good faith compliance with escheatment laws. To learn more about the escheatment rules for your particular state, please contact your attorney or State Treasurer’s and/or Controller’s Offices.  If you do not hold your shares directly with the Fund, you should contact your broker-dealer, retirement plan, or other third party intermediary regarding applicable state escheatment laws.
Contact information:
American Beacon Funds
P.O. Box 219643
Kansas City, MO 64121-9643
1-800-658-5811
www.americanbeaconfunds.com
Distributions and Taxes
The Fund distributes most or all of its net earnings in the form of dividends from net investment income (“dividends”) and distributions of realized net capital gains (“capital gain distributions”) and net gains from foreign currency transactions (sometimes referred to below collectively as “distributions”).  The Fund does not have a fixed dividend rate and does not guarantee that it will pay any distributions in any particular period. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, but dividends on different classes of shares may be different as a result of the services and/or fees applicable to certain classes of shares. Any dividends are paid monthly.  Other distributions are paid annually.
Options for Receiving Dividends and Other Distributions
When you open your Fund account, you can specify on your application how you want to receive distributions. To change that option, you must notify the transfer agent. Unless your account application instructs otherwise, distributions payable to you will be reinvested in additional Fund shares of the same class. There are four payment options available:
• • • •
Reinvest All Distributions. You can elect to reinvest all distributions in additional shares of the same distributing class of the Fund.
Reinvest Only Dividends or Distributions. You can elect to reinvest some types of distributions in Fund shares while receiving the other types of distributions by check or having them sent to your bank account by ACH. Different tax treatment applies to different types of Distributions (as described in the table below).
Receive All Distributions in Cash. You can elect to receive all distributions by check or have them sent to your bank by ACH.
Reinvest Your Distributions in another American Beacon Fund. You can reinvest all of your distributions in shares of the same class of another American Beacon Fund that is available for exchanges. You must have an existing account in the same share class of the selected fund.

If you invest directly with the Fund, any election to receive distributions in cash and payable by check will only apply to distributions totaling $10.00 or more. Any distribution totaling less than $10.00 will be reinvested in Fund shares of the distributing class and will not be paid to you by check. This policy does not apply to you if you have elected to receive distributions that are directly deposited into your bank account.

If you select a cash distribution and the U.S. Postal Service cannot deliver your check, or if your check remains uncashed for six months, the Fund reserves the right to reinvest your distribution check in your account at the NAV on the day of the reinvestment, and to reinvest all subsequent distributions, in shares of the Fund of the distributing class. Interest will not accrue on amounts represented by uncashed distribution or redemption checks.
Shareholders investing in the Fund through a financial intermediary should discuss their options for receiving distributions with their financial advisor.
Taxes
Any distributions are taxable to shareholders other than tax-qualified retirement accounts and other tax-exempt investors. However, the portion of the Fund’s dividends derived from its investments in direct U.S. Government obligations, if any, is generally exempt from state and local income taxes. The following table outlines the typical status of transactions in taxable accounts:
Type of Transaction	Tax Status
Dividends from net investment income*	Ordinary income**
Distributions of excess of net short-term capital gain over net long-term capital loss*	Ordinary income
Distributions of net gains from certain foreign currency transactions*	Ordinary income
Distributions of excess of net long-term capital gain over net short-term capital loss (“net capital gain’’)*	Long-term capital gains
Redemptions or exchanges of shares owned for more than one year	Long-term capital gains or losses
Redemptions or exchanges of shares owned for one year or less	Net gains are taxed at the same rate as ordinary income; net losses are subject to special rules
*	Whether reinvested or taken in cash.
**	Except for dividends that are attributable to ‘‘qualified dividend income’’ (as described below).

To the extent distributions are attributable to net capital gain that the Fund recognizes on sales or exchanges of capital assets, they are subject to a 15% maximum federal income tax rate for individual and certain other non-corporate shareholders (each, an ‘‘individual’’) (20% for individuals with taxable income exceeding certain thresholds, which are indexed for inflation annually).
A portion of the dividends the Fund pays to individuals may be ‘‘qualified dividend income’’ (‘‘QDI’’) and thus eligible for the preferential rates that apply to net capital gain. QDI is the aggregate of dividends the Fund receives from most domestic corporations and certain foreign corporations with respect to which the Fund satisfies certain holding period and other restrictions with respect to the shares on which the dividends are paid. To be eligible for those rates, a shareholder must meet similar restrictions with respect to his or her Fund shares.
A portion of the distributions the Fund pays may also be eligible for the dividends-received deduction allowed to corporations, subject to similar holding period and other restrictions, but the eligible portion may not exceed the aggregate dividends the Fund receives from domestic corporations only. However, dividends that a corporate shareholder receives and deducts pursuant to the dividends-received deduction may be subject indirectly to the federal alternative minimum tax.
A shareholder may realize a taxable gain or loss when redeeming or exchanging shares. That gain or loss is treated as a short-term or long-term capital gain or loss, depending on how long the redeemed or exchanged shares were held. Any capital gain an individual shareholder recognizes on a redemption or exchange of Fund shares that have been held for more than one year will qualify for the maximum federal income tax rates mentioned above.
A shareholder who wants to use an acceptable basis determination method other than the average basis method (the Fund’s default method) with respect to Fund shares, must elect to do so in writing, which may be electronic. The Fund, or its administrative agent, must report to the Internal Revenue Service and furnish to its shareholders the basis information for dispositions of Fund shares. See “Tax Information” in the SAI for a description of the rules regarding that election and the Fund’s reporting obligation.
An individual must pay a 3.8% tax on the lesser of (1) the individual’s ‘‘net investment income,’’ which generally includes distributions the Fund pays and net gains realized on the redemption or exchange of Fund shares, or (2) the excess of the individual’s ‘‘modified adjusted gross income’’ over a threshold amount ($250,000 for married persons filing jointly and $200,000 for single taxpayers). This tax is in addition to any other taxes due on that income. Shareholders should consult their own tax advisers regarding the effect, if any, this tax may have on their investment in Fund shares.
The foregoing is only a summary of some of the important federal income tax considerations that may affect Fund shareholders, who should consult their tax advisers regarding specific questions as to the effect of federal, state and local income taxes on an investment in the Fund. Each year, the Fund’s shareholders will receive tax information to assist them in preparing their income tax returns.

APPENDIX D

FINANCIAL HIGHLIGHTS OF THE SOUND POINT FUND

The AB Fund will adopt the financial statements of the Sound Point Fund.  The Sound Point Fund acquired the assets and assumed the known liabilities of the Sound Point Floating Rate Income Fund (the “Predecessor Closed-End Fund”), a closed-end fund that had substantially identical investment strategies and the same investment advisor. Prior to the reorganization on May 31, 2014 of the Predecessor Fund into the Fund, the Predecessor Fund was organized as a closed-end, non-diversified, management investment company that had commenced operations on December 1, 2012.  Upon completion of the reorganization on May 30, 2014, the Sound Point Fund assumed the performance, financial and other historical information of the Predecessor Closed-End Fund’s common shares. The financial highlights table is intended to help you understand the Sound Point Fund’s financial performance for the periods shown.  The information for the period ended August 31, 2013 has been audited by the Predecessor Closed-End Fund’s auditor, whose report, along with the Predecessor Fund’s financial statements, is included in the Predecessor Fund’s annual report to shareholders.  The information for the periods ended August 31, 2014 and August 31, 2015 have been audited by BBD, LLP, the Sound Point Fund’s independent registered public accounting firm. BBD, LLP’s report, along with the Sound Point Fund’s financial statements, are included in the Sound Point Fund’s annual report for the fiscal year ended August 31, 2015, which is available upon request.  Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Sound Point Fund’s shares (assuming reinvestment of all dividends and other distributions).  References to “Adviser” in the Financial Highlights refers to Sound Point Capital.

FINANCIAL HIGHLIGHTS

Investor Class
For a capital share outstanding throughout each period
	For the Year Ended August 31, 2015		For the Period May 31, 2014* through August 31, 2014
Net Asset Value, Beginning of Period	$10.49		$10.62	(1)

INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.43	(5)	0.13
Net realized and unrealized gain (loss) on investments	0.12		(0.00)	(4)
Total Income from Investment Operations	0.55		0.13

LESS DISTRIBUTIONS:
From net investment income	(0.49)		(0.26)
From net realized gain on investments	(0.17)		—
Total Distributions	(0.66)		(0.26)
Net Asset Value, End of Period	$10.38		$10.49

Total Return	5.53%		1.19%	(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period	$125,577	$1,138
Ratio of expenses to average net assets
Before fees waived by the Adviser	1.74%	1.95%	(3)
After fees waived by the Adviser	1.15%	1.15%	(3)
Ratio of net investment income to average net assets
After fees waived by the Adviser	4.18%	4.50%	(3)
Portfolio turnover rate	196%	165%	(2)

*	Commencement of operations
(1)	NAV at Class inception
(2)	Not annualized
(3)	Annualized
(4)
Amount is less than $0.01 per share. The net realized and unrealized loss per share does not accord with the amount presented in the Statement of Operations due to the Investor Class shares commencing operations on May 31, 2014.

(5)	Per share amounts have been calculated using the average shares method.

Institutional Class
For a capital share outstanding throughout each period
	For the Year Ended August 31, 2015		For the Year Ended August 31, 2014	For the Period December 1, 2012* through August 31, 2013
Net Asset Value, Beginning of Period	$10.49		$10.58	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.52	(4)	0.57	0.14
Net realized and unrealized gain on investments	0.06		0.14	0.50
Total Income from Investment Operations	0.58		0.71	0.64

LESS DISTRIBUTIONS:
From net investment income	(0.52)		(0.58)	(0.06)
From net realized gain on investments	(0.17)		(0.22)	0.00
Total Distributions	(0.69)		(0.80)	(0.06)
Net Asset Value, End of Period	$10.38		$10.49	$10.58

Total Return	5.75%		6.92%	6.40%	(1)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$42,903	$19,578		$17,779
Ratio of expenses to average net assets
Before fees waived by the Adviser	1.88%	2.37%		3.33%	(2)
After fees waived by the Adviser	0.90%	1.58%	(3)	2.08%	(2)
Ratio of net investment income to average net assets
After fees waived by the Adviser	5.04%	5.35%		2.11%	(2)
Portfolio turnover rate	196%	165%		197%	(1)

*	Commencement of operations
(1)	Not annualized
(2)	Annualized
(3)	The expense limitation was decreased from 1.60% to 0.90% effective June 1, 2014.
(4)	Per share amounts have been calculated using the average shares method.

Statement of Additional Information
November 13, 2015

Trust for Advised Portfolios
Sound Point Floating Rate Income Fund
615 East Michigan Street
Milwaukee, Wisconsin 53202
and
American Beacon FundsSM
American Beacon Sound Point Floating Rate Income Fund
220 East Las Colinas Boulevard
Suite 1200
Irving, Texas 75039

Acquisition of the Assets and Assumption of the Liabilities of:	By and in Exchange for Shares of:
Sound Point Floating Rate Income	American Beacon Sound Point Floating Rate Income Fund
This Statement of Additional Information (“SAI”) relates specifically to the proposed reorganization of the Sound Point Floating Rate Income Fund (the “Sound Point Fund”), a series of Trust for Advised Portfolios, into the American Beacon Sound Point Floating Rate Income Fund (the “AB Fund” or “Fund”), a series of American Beacon Funds.  In connection with the Reorganization, the Sound Point Fund would transfer all of its assets to the AB Fund in exchange for SP Class shares and Institutional Class shares of the AB Fund equal in number and value, respectively, to the Sound Point Fund’s Investor Class shares and Institutional Class shares and the assumption by the AB Fund of all of the Sound Point Fund’s liabilities (the “Reorganization”).
This SAI, which is not a prospectus, supplements, and should be read in conjunction with, the Proxy Statement and Prospectus dated November 13, 2015 (the “Proxy Statement and Prospectus”), relating to the Reorganization.  To obtain a copy of the Proxy Statement and Prospectus, without charge, please write to the American Beacon Funds at the address set forth above or call 1-800-658-5811.

CONTENTS OF THE SAI
This SAI consists of the cover page and the information set forth below.  The AB Fund has not commenced operations as of the date hereof. Accordingly, financial statements for the AB Fund are not available. Copies of the AB Fund’s annual and semi-annual reports may be obtained when available, without charge, upon request by calling 1-800-658-5811 or visiting www.americanbeaconfunds.com.
INFORMATION INCORPORATED BY REFERENCE
This SAI incorporates by reference the Prospectus and Statement of Additional Information of Trust for Advised Portfolios, with respect to the Sound Point Fund, dated December 29, 2014, as supplemented (File Nos. 333-108394 and 811-21422) and the Annual Report to Shareholders of Trust for Advised Portfolios, with respect to the Sound Point Fund, for the fiscal year ended August 31, 2015, each of which were filed electronically with the Securities and Exchange Commission.
PRO FORMA FINANCIAL STATEMENTS
Pro forma financial statements are not presented as the Sound Point Fund is being combined with the AB Fund, a newly created series of American Beacon Funds, which does not have any assets or liabilities.

TABLE OF CONTENTS
Organization and History of the Fund	1

Additional Information About Investment Strategies and Risks	1

Other Investment Strategies and Risks	17

Investment Restrictions	18

Temporary Defensive Investments	20

Portfolio Turnover	21

Disclosure of Portfolio Holdings	21

Lending of Portfolio Securities	23

Trustees and Officers of the Trust	24

Code of Ethics	31

Proxy Voting Policies	31

Control Persons and 5% Shareholders	32

Investment Sub-Advisory Agreement	32

Management, Administrative and Distribution Services	32

Other Service Providers	34

Portfolio Managers	35

Portfolio Securities Transactions	36

Redemptions in Kind	37

Tax Information	38

Description of the Trust	43

Financial Statements	44

Appendix A: American Beacon Advisors, Inc. Summary of Proxy Voting Policy and Procedures	A-1

Appendix B: Sound Point Capital Management, L.P. Proxy Voting Policy	B-1

Appendix C: Ratings Definitions	C-1

ORGANIZATION AND HISTORY OF THE FUND
The Fund is a separate series of the American Beacon Funds (the “Trust”), an open- end management investment company organized as a Massachusetts business trust on January 16, 1987. The Fund constitutes a separate investment portfolio with a distinct investment objective and distinct purpose and strategy. The Fund is non-diversified.  If the Reorganization is approved, the Fund will acquire all the assets of the Sound Point Fund, a series of Trust for Advised Portfolios. Since the Sound Point Fund’s objective is identical and its investment policies are substantially identical to the Fund’s, and since the Fund will engage the investment advisor currently providing services to the Sound Point Fund, Sound Point Capital Management, L.P. as sub-advisor, the Fund will adopt the prior performance and financial history of the Sound Point Fund.
ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS
The investment objective and principal investment strategies and risks of the Fund are described in the Proxy Statement and Prospectus. This section contains additional information about the Fund’s investment policies and risks and types of investments the Fund may purchase. The composition of the Fund’s portfolio and the strategies that the Fund may use in selecting investments may vary over time. The Fund is not required to use all of the investment strategies described below in pursuing its investment objectives. It may use some of the investment strategies only at some times or it may not use them at all.
Asset-Backed Securities — Asset-backed securities are securities issued by trusts and special purpose entities that are backed by pools of assets, such as automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). Typically, loans or accounts receivable paper are transferred from the originator to a specially created trust, which repackages the trust's interests as securities with a minimum denomination and a specific term. The securities are then privately placed or publicly offered. Examples include certificates for automobile receivables and so called plastic bonds, backed by credit card receivables. The Fund is permitted to invest in asset-backed securities, subject to the Fund's rating and quality requirements.
The value of an asset-backed security is affected by, among other things, changes in the market's perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans and the financial institution providing any credit enhancement. Payments of principal and interest passed through to holders of asset-backed securities are frequently supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by having a priority to certain of the borrower's other assets. The degree of credit enhancement varies, and generally applies to only a portion of the asset-backed security's par value. Value is also affected if any credit enhancement has been exhausted.
Cash Equivalents — Cash equivalents include certificates of deposit, time deposits, bearer deposit notes, bankers’ acceptances, government obligations, commercial paper, short-term corporate debt securities and repurchase agreements.
Bankers’ acceptances are short-term credit instruments designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.
Certificates of deposit (“CDs”) are issued against funds deposited in an eligible bank (including its domestic and foreign branches, subsidiaries and agencies), are for a definite period of time, earn a specified rate of return and are normally negotiable. U.S. dollar denominated CDs issued by banks abroad are known as Eurodollar CDs. CDs issued by foreign branches of U.S. banks are known as Yankee CDs.
Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.
Common Stock — Common stock generally takes the form of shares in a corporation which represent an ownership interest. It ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, currency exchange rates or industry regulation. Companies that elect to pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock. Common stock may be exchange-traded or over-the-counter (“OTC”). OTC stock may be less liquid than exchange-traded stock.
Convertible Securities — Convertible securities include corporate bonds, notes, preferred stock or other securities that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock. Holders of convertible securities have a claim on the assets of the issuer prior to the common stockholders, but may be subordinated to holders of similar non-convertible securities of the same issuer. Because of the conversion feature, certain convertible securities may be considered equity equivalents.
Corporate Actions —  From time to time, the Fund may voluntarily participate in actions (for example, rights offerings, conversion privileges, exchange offers, credit event settlements, etc.) where the issuer or counterparty offers securities or instruments to holders or counterparties, such as the Fund, and the acquisition is determined to be beneficial to Fund shareholders (“Voluntary Action”). Notwithstanding any percentage investment limitation listed under the “Investment Restrictions” section or any percentage investment limitation of the Investment Company Act of 1940, as amended (the “Investment Company Act” or “1940 Act”) or rules thereunder, if the Fund has the opportunity to acquire a permitted security or instrument through a Voluntary Action, and the Fund will exceed a percentage investment limitation following the acquisition, it will not constitute a violation if, prior to the receipt of the securities or instruments and after announcement of the offering, the Fund sells an offsetting amount of assets that are subject to the investment limitation in question at least equal to the value of the securities or instruments to be acquired.
Cover and Asset Segregation — The Fund may make investments or employ trading practices that obligate the Fund, on a fixed or contingent basis, to deliver an asset or make a cash payment to another party in the future. The Fund will comply with guidance from the U.S. Securities and Exchange Commission (the “SEC”) and other applicable regulatory bodies with respect to coverage of certain investments and trading practices. This guidance requires segregation (which may include earmarking)

by the Fund of cash or liquid assets with its custodian or a designated sub-custodian to the extent the Fund’s obligations with respect to these strategies are not otherwise “covered” through ownership of the underlying security or financial instrument or by offsetting portfolio positions.
For example, if the Fund enters into a currency forward contract to sell foreign currency on a future date, the Fund may cover its obligation to deliver the foreign currency by segregating cash or liquid assets having a value at least equal to the value of the deliverable currency. Alternatively, the Fund could cover its obligation by entering into an offsetting transaction to acquire, on or before the date such foreign currency must be delivered, an amount of foreign currency at least equal to the deliverable amount at a price at or below the sale price to be received by the Fund under the currency forward contract.
The Fund’s approach to asset coverage may vary among different types of investments. For example, if the Fund’s forward obligation on the transaction is only to make a cash payment equal to the amount, if any, by which the value of the Fund’s position is less than that of its counterparty, the Fund will segregate cash or liquidate assets equal to that difference calculated on a daily marked-to-market basis (a “net amount”). Additionally, if the Fund is a protection seller in a credit default swap, the Fund, depending on how the credit default swap is settled, usually will segregate assets equal to the full notional value of the swap. If the Fund is protection buyer in a credit default swap, depending on how the credit default swap is settled, it usually will cover the total amount of required premium payments plus the prepayment penalty.
Inasmuch as the Fund covers its obligations under these transactions as described above, American Beacon Advisors, Inc. (the “Manager”) and the Fund believe such obligations do not constitute senior securities. Earmarking or otherwise segregating a large percentage of the Fund’s assets could impede the sub-advisor’s ability to manage the Fund’s portfolio.
Creditor Liability and Participation on Creditors Committees — When the Fund holds bonds or other similar fixed income securities of an issuer, the Fund becomes a creditor of the issuer. If the Fund is a creditor of an issuer it may be subject to challenges related to the securities that it holds, either in connection with the bankruptcy of the issuer or in connection with another action brought by other creditors of the issuer, shareholders of the issuer or the issuer itself. The Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Fund. Such participation may subject the Fund to expenses such as legal fees and may make the Fund an “insider” of the issuer for purposes of the federal securities laws, and therefore may restrict such Fund’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors.
Cyber-Security Risk — The Fund, and its service providers, may be prone to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber-attacks affecting the Fund or its sub-advisor(s), custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Fund. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes. While the Fund’s service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cyber security plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund or its shareholders. Similar types of cyber security risks are also present for issues or securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such companies to lose value.

Depositary Receipts — American Depositary Receipts (ADRs) — ADRs are depositary receipts for foreign issuers in registered form traded in U.S. securities markets. Depositary receipts may not be denominated in the same currency as the securities into which they may be converted. Investing in depositary receipts entails substantially the same risks as direct investment in foreign securities. There is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. In addition, such companies may use different accounting and financial standards. In addition, the Fund may invest in unsponsored depositary receipts, the issuers of which are not obligated to disclose material information about the underlying securities to investors in the United States. Ownership of unsponsored depositary receipts may not entitle the Fund to the same benefits and rights as ownership of a sponsored depositary receipt or the underlying security. Please see “Foreign Securities” below for a description of the risks associated with investments in foreign securities.
Derivatives — Generally, a derivative is a financial arrangement, the value of which is based on, or “derived” from, a traditional security, asset, currency, or market index. Some derivatives are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. The value of certain derivative securities is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference assets).
The Fund may invest in various types of derivatives, including among others, options (including non-deliverable options), futures, forward currency and other forwards (including non-deliverable forwards), forwards for currency hedges, warrants, structured products (including credit-linked and structured notes), interest rate caps, floors, collars, reverse collars, and credit default swaps. The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) resulted in historic and comprehensive reform relating to derivatives, including the manner in which they are entered into, reported, recorded, executed, and settled or cleared. Pursuant to the Dodd-Frank Act the SEC and the U.S. Commodity Futures Trading Commission (“CFTC”) have promulgated a broad range of new regulations with respect to security-based swaps (e.g., derivatives based on a single security or narrow-based securities index), which are regulated by the SEC), and other swaps, which are regulated by the CFTC and the markets in which these instruments trade.
Until recently, advisers of registered investment companies, like the Fund, that trade commodity interests (such as futures contracts, options on futures contracts, non-deliverable forwards and swaps), have been excluded from regulation as commodity pool operators (“CPOs”) pursuant to CFTC Regulation 4.5. In 2012, the CFTC amended Regulation 4.5 to dramatically narrow this exclusion. Under the amended Regulation 4.5 exclusion, in order to rely on the exclusion the Fund’s commodity interests – other than those used for bona fide hedging purposes (as defined by the CFTC) – must be limited such that the aggregate initial margin and premiums required to establish the positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase) does not exceed 5% of the Fund’s NAV, or alternatively, the aggregate net notional value of the positions, determined at the time the most recent position was established, does not exceed 100% of the Fund’s NAV (after taking into account unrealized profits and unrealized losses on any such positions). Further, to qualify for the exclusion in amended Regulation 4.5, the Fund must satisfy a marketing test, which requires, among other things, that the Fund not hold itself out as a vehicle for trading commodity interests. The Fund’s ability to use these instruments also may be limited by tax considerations.
The Manager has filed a notice claiming the CFTC Regulation 4.5 exclusion from CPO registration.
Derivatives may involve significant risk. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment. Not all derivative transactions require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty.

Derivatives may be illiquid and may be more volatile than other types of investments. The Fund may buy and sell derivatives that are neither centrally cleared nor traded on an exchange. Such derivatives may be subject to heightened liquidity and valuation risk.
Transactions in derivatives may expose the Fund to an obligation to another party and, as a result, the Fund may need to “cover” the obligation or segregate liquid assets in compliance with SEC guidelines, as discussed above under “Cover and Asset Segregation.”
Delayed Funding Loans and Revolving Credit Facilities — The Fund may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring the Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all times segregate or “earmark” assets, determined to be liquid in accordance with procedures established by the Trust’s Board of Trustees (the “Board”), in an amount sufficient to meet such commitments.
The Fund may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.
Distressed Investment Risk — The Fund may invest in distressed investments, which are issued by companies that are, or might be, involved in reorganizations or financial restructurings, either out of court or in bankruptcy.  These investments may present a substantial risk of default or may be in default at the time of investment.  The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.  In any reorganization or liquidation proceeding relating to an investment, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment.  Among the risks inherent in investments in a troubled issuer is that it frequently may be difficult to obtain information as to the true financial condition of the issuer.
Equity Securities —  In connection with its purchase or holding of interests in senior floating rate loans (“Floating Rate Loans”), in the event of an in court or out of court restructuring, the Fund may acquire (and subsequently sell) equity securities or exercise warrants that it receives.
Expense Risk — Fund expenses are subject to a variety of factors, including fluctuations in the Fund’s net assets. Accordingly, actual expenses may be greater or less than those indicated. For example, to the extent that the Fund’s net assets decrease due to market declines or redemptions, the Fund’s expenses will increase as a percentage of Fund net assets. During periods of high market volatility, these increases in the Fund’s expense ratio could be significant.
Foreign Securities — The Fund may invest in securities of foreign issuers. Foreign issuers are issuers organized and doing business principally outside the United States and include corporations, banks, non-U.S. governments, and quasi-governmental organizations. While investments in foreign securities are intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political or social instability, nationalization, expropriation, or confiscatory taxation); the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States; different laws and customs governing securities tracking; and possibly limited access to the courts to enforce the Fund’s rights as an investor.
Investing in foreign currency denominated securities involves the special risks associated with investing in non-U.S. issuers, as described in the preceding paragraph, and the additional risks of (1) adverse changes in foreign exchange rates and (2) adverse changes in investment or exchange control regulations (which could prevent cash from being brought back to the United States). Additionally, dividends and interest payable on foreign securities (and gains realized on disposition thereof) may be subject to foreign taxes, including taxes withheld from those payments.
Commissions on foreign securities exchanges are often at fixed rates and are generally higher than negotiated commissions on U.S. exchanges, although the sub-advisor endeavors to achieve the most favorable net results on portfolio transactions.
Foreign securities may trade with less frequency and in less volume than domestic securities and therefore may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custody arrangements and transaction costs of foreign currency conversions.
Foreign markets also have different clearance and settlement procedures. In certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Fund is not invested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to the Fund due to subsequent declines in value of the securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.
Interest rates prevailing in other countries may affect the prices of foreign securities and exchange rates for foreign currencies. Local factors, including the strength of the local economy, the demand for borrowing, the government’s fiscal and monetary policies, and the international balance of payments, often affect interest rates in other countries. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position.
Futures Contracts — Futures contracts, including interest rate and treasury futures contracts, obligate a purchaser to take delivery of a specific amount of an obligation underlying the futures contract at a specified time in the future for a specified price. Likewise, the seller incurs an obligation to deliver the specified amount of the underlying obligation against receipt of the specified price. Futures are traded on both U.S. and foreign commodities exchanges. Futures contracts will be traded for the same purposes as entering into forward contracts. The purchase of futures can serve as a long hedge, and the sale of futures can serve as a short hedge
No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract the Fund is required to deposit “initial margin” consisting of cash or U.S. Government Securities in an amount set by the exchange on which the contract is traded and varying based on the volatility of the underlying asset. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by a futures exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent “variation margin” payments are made to and from the futures broker daily as the value of the futures position varies, a process known as “marking-to-market.” Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund’s obligations to or from a futures broker. When the Fund purchases or sells a futures contract, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.
Purchasers and sellers of futures contracts can enter into offsetting closing transactions, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures contracts may be closed only on a futures exchange or board of trade that provides a secondary market. The Fund intends to enter into futures contracts only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract.
Although futures contracts by their terms call for the actual delivery or acquisition of securities or currency, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities or currency. The offsetting of a contractual obligation is accomplished by buying (or selling, as appropriate) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities or currency. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it purchases or sells futures contracts.
Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.
If the Fund were unable to liquidate a futures contract due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the futures contract or option thereon or to maintain cash or securities in a segregated account.
The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin deposit requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of securities price or currency exchange rate trends by the sub-advisor may still not result in a successful transaction.
In addition, futures contracts entail risks. Although the use of such contracts may benefit the Fund, if investment judgment about the general direction of, for example, an index is incorrect, the Fund’s overall performance would be worse than if it had not entered into any such contract. In addition, there are differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given transaction not to achieve its objectives.

Illiquid and Restricted Securities — The Fund may invest in illiquid securities. Generally, an illiquid asset is an asset that cannot be disposed of in the ordinary course of business within seven days at approximately the price at which it has been valued.  Historically, illiquid securities have included securities that have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), securities that are otherwise not readily marketable, and repurchase agreements having a remaining maturity of longer than seven calendar days. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. These securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. A large institutional market exists for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment.
Limitations on resale may have an adverse effect on the marketability of portfolio securities, and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven calendar days. In addition, the Fund may get only limited information about an issuer, so it may be less able to predict a loss. The Fund also might have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.
In recognition of the increased size and liquidity of the institutional market for unregistered securities and the importance of institutional investors in the formation of capital, the SEC adopted Rule 144A under the Securities Act. Rule 144A is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by the Fund qualify under Rule 144A and an institutional market develops for those securities, the Fund likely will be able to dispose of the securities without registering them under the Securities Act. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of the Fund’s illiquidity. The Manager or the Sub-Advisor, as applicable, acting under guidelines established by the Trust’s Board of Trustees, may determine that certain securities qualified for trading under Rule 144A are liquid. Regulation S under the Securities Act permits the sale abroad of securities that are not registered for sale in the United States and includes a provision for U.S. investors, such as the Fund, to purchase such unregistered securities if certain conditions are met.
Securities sold in private placement offerings made in reliance on the “private placement” exemption from registration afforded by Section 4(a)(2) of the Securities Act and resold to qualified institutional buyers under Rule 144A under the Securities Act (“Section 4(a)(2) securities”) are restricted as to disposition under the federal securities laws, and generally are sold to institutional investors, such as the Fund that agree they are purchasing the securities for investment and not with an intention to distribute to the public. Any resale by the purchaser must be pursuant to an exempt transaction and may be accomplished in accordance with Rule 144A. Section 4(a)(2) securities normally are resold to other institutional investors through or with the assistance of the issuer or dealers that make a market in the Section 4(a)(2) securities, thus providing liquidity.
The Manager and the Sub-Advisor will carefully monitor the Fund’s investments in Section 4(a)(2) securities offered and sold under Rule 144A, focusing on such important factors, among others, as valuation, liquidity, and availability of information. Investments in Section 4(a)(2) securities could have the effect of reducing the Fund’s liquidity to the extent that qualified institutional buyers no longer wish to purchase these restricted securities.
Indebtedness, Loan Participations and Assignments — Floating rate securities, including loans, provide for automatic adjustment of the interest rate at fixed intervals (e.g., daily, weekly, monthly, or semi-annually) or automatic adjustment of the interest rate whenever a specified interest rate or index changes. The interest rate on floating rate securities ordinarily is determined by reference to LIBOR (London Interbank Offered Rate), a particular bank's prime rate, the 90-day U.S. Treasury Bill rate, the rate of return on commercial paper or bank CDs, an index of short-term tax-exempt rates or some other objective measure.
Loan interests are a form of direct debt instrument in which the Fund may invest by taking an assignment of all or a portion of an interest in a loan previously held by another institution or by acquiring a participation in an interest in a loan that continues to be held by another institution. The Fund may invest in secured and unsecured loans. Many banks have been weakened by the recent financial crisis, and it may be difficult for the Fund to obtain an accurate picture of a lending bank's financial condition. Loans are subject to the same risks as other direct debt instruments discussed above and carry additional risks described in this section.
Assignments. When the Fund purchases a loan by assignment, the Fund typically succeeds to the rights of the assigning lender under the loan agreement and becomes a lender under the loan agreement. Subject to the terms of the loan agreement, the Fund typically succeeds to all the rights and obligations under the loan agreement of the assigning lender. However, assignments may be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.
Participation Interests. The Fund's rights under a participation interest with respect to a particular loan may be more limited than the rights of original lenders or of investors who acquire an assignment of that loan. In purchasing participation interests, the Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation interest (the "participating lender") and only when the participating lender receives the payments from the borrower.
In a participation interest, the Fund will usually have a contractual relationship only with the selling institution and not the underlying borrower. The Fund normally will have to rely on the participating lender to demand and receive payments in respect of the loans, and to pay those amounts on to the Fund; thus, the Fund will be subject to the risk that the lender may be unwilling or unable to do so. In such a case, the Fund would not likely have any rights against the borrower directly. In addition, the Fund generally will have no right to object to certain changes to the loan agreement agreed to by the participating lender.
In buying a participation interest, the Fund might not directly benefit from the collateral supporting the related loan and may be subject to any rights of set off the borrower has against the selling institution. In the event of bankruptcy or insolvency of the borrower, the obligation of the borrower to repay the loan may be subject to certain defenses that can be asserted by the borrower as a result of any improper conduct of the participating lender. As a result, the Fund may be subject to delays, expenses and risks that are greater than those that exist when the Fund is an original lender or assignee.
The Fund's ability to receive payments in connection with loans depends on the financial condition of the borrower. The Manager or the sub-advisor will not rely solely on another lending institution's credit analysis of the borrower, but will perform its own investment analysis of the borrower. The Manager's or the sub-advisor's analysis may include consideration of the borrower's financial strength, managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. In connection with the restructuring of a loan or other direct debt instrument outside of bankruptcy court in a negotiated work-out or in the context of bankruptcy proceedings, equity securities or junior debt securities may be received in exchange for all or a portion of an interest in the security.
In buying a participation interest, the Fund assumes the credit risk of both the borrower and the participating lender. If the participating lender fails to perform its obligations under the participation agreement, the Fund might incur costs and delays in realizing payment and suffer a loss of principal and/or interest. If a participating lender becomes insolvent, the Fund may be treated as a general creditor of that lender. As a general creditor, the Fund may not benefit from a right of set off that the lender has against the borrower. The Fund will acquire a participation interest only if the Manager or the sub-advisor determines that the participating lender or other intermediary participant selling the participation interest is creditworthy.
Loan interests may not be rated by independent rating agencies and therefore, investments in a particular loan participation may depend almost exclusively on the credit analysis of the borrower performed by the Manager or the sub-advisor.
Loans are typically administered by a bank, insurance company, finance company or other financial institution (the "agent") for a lending syndicate of financial institutions. In a typical loan, the agent administers the terms of the loan agreement and is responsible for the collection of principal and interest and fee payments from the borrower and the apportionment of these payments to all lenders that are parties to the loan agreement.
In addition, an institution (which may be the agent) may hold collateral on behalf of the lenders. Typically, under loan agreements, the agent is given broad authority in monitoring the borrower's performance and is obligated to use the same care it would use in the management of its own property. In asserting rights against a borrower, the Fund normally will be dependent on the willingness of the lead bank to assert these rights, or upon a vote of all the lenders to authorize the action. If an agent becomes insolvent, or has a receiver, conservator, or similar official appointed for it by the appropriate regulatory authority, or becomes a debtor in a bankruptcy proceeding, the agent's appointment may be terminated and a successor agent would be appointed. If an appropriate regulator or court determines that assets held by the agent for the benefit of purchasers of loans are subject to the claims of the agent's general or secured creditors, the Fund might incur certain costs and delays in realizing payment on a loan or suffer a loss of principal and/or interest. The Fund may be subject to similar risks when it buys a participation interest or an assignment from an intermediary.
Although most of the loans in which the Fund invests are secured, there is no assurance that the collateral can be promptly liquidated, or that its liquidation value will be equal to the value of the debt. In most loan agreements there is no formal requirement to pledge additional collateral if the value of the initial collateral declines. As a result, a loan may not always be fully collateralized and can decline significantly in value. If a borrower becomes insolvent, access to collateral may be limited by bankruptcy and other laws. Borrowers that are in bankruptcy may pay only a small portion of the amount owed, if they are able to pay at all. If a secured loan is foreclosed, the Fund will likely be required to bear the costs and liabilities associated with owning and disposing of the collateral. There is also a possibility that the Fund will become the owner of its pro rata share of the collateral which may carry additional risks and liabilities. In addition, under legal theories of lender liability, the Fund potentially might be held liable as a co-lender. In the event of a borrower's bankruptcy or insolvency, the borrower's obligation to repay the loan may be subject to certain defenses that the borrower can assert as a result of improper conduct by the Agent. Some loans are unsecured. If the borrower defaults on an unsecured loan, the Fund will be a general creditor and will not have rights to any specific assets of the borrower.
Loans may be subject to legal or contractual restrictions on resale. Loans are not currently listed on any securities exchange or automatic quotation system. As a result, there may not be a recognized, liquid public market for loan interests.
Because many loans are repaid early, the actual maturity of loans is typically shorter than their stated final maturity calculated solely on the basis of the stated life and payment schedule. The degree to which borrowers prepay loans, whether as a contractual requirement or at their election, may be affected by general business conditions, market interest rates, the borrower's financial condition and competitive conditions among lenders. Such prepayments may require the Fund to replace an investment with a lower yielding security which may have an adverse affect on the Fund's share price. Prepayments cannot be predicted with accuracy. Floating Rate Loans can be less sensitive to prepayment risk, but the Fund's NAV may still fluctuate in response to interest rate changes because variable interest rates may reset only periodically and may not rise or decline as much as interest rates in general.

A borrower must comply with various restrictive covenants in a loan agreement such as restrictions on dividend payments and limits on total debt. The loan agreement may also contain a covenant requiring the borrower to prepay the loan with any free cash flow. A breach of a covenant is normally an event of default, which provides the agent or the lenders the right to call the outstanding loan.
Purchasers and sellers of loans may pay certain fees, such as an assignment fee. In addition, the Fund incurs expenses associated with researching and analyzing potential loan investments, including legal fees. Available Information. Loans normally are not registered with the SEC or any state securities commission or listed on any securities exchange. As a result, the amount of public information available about a specific loan historically has been less extensive than if the loan were registered or exchange traded. They may also not be considered "securities," and purchasers, such as the Fund, therefore may not be entitled to rely on the strong anti-fraud protections of the federal securities laws.
Inflation Risk — Inflation risk results from the variation in the value of cash flows from a security due to inflation, as measured in terms of purchasing power. For example, if the Fund purchases a 5-year bond in which it can realize a coupon rate of five percent (5%), but the rate of inflation is six percent (6%), then the purchasing power of the cash flow has declined. Fixed income securities, other than inflation-linked bonds, adjustable bonds and floating rate bonds, generally expose the Fund to inflation risk because the interest rate the issuer promises to make is fixed for the life of the security. To the extent that interest rates reflect the expected inflation rate, floating rate bonds have a lower level of inflation risk.
Interest Rates and Portfolio Maturity — Interest rates on loans in which the Fund invests adjust periodically. The interest rates are adjusted based on a base rate plus a premium or spread over the base rate. The base rate usually is the London Inter-Bank Offered Rate (“LIBOR”), the federal funds rate, the prime rate, or other base lending rates used by commercial lenders. LIBOR usually is an average of the interest rates quoted by several designated banks as the rates at which they pay interest to major depositors in the London interbank market on U.S. dollar-denominated deposits. The Advisor believe that changes in short-term LIBOR rates are closely related to changes in the Federal Reserve federal funds rate, although the two are not technically linked. The prime rate quoted by a major U.S. bank is generally the interest rate at which that bank is willing to lend U.S. dollars to its most creditworthy borrowers, although it may not be the bank’s lowest available rate.
The Floating Rate Loans in which the Fund invests typically have multiple reset periods during the year with each reset period applicable to a designated portion of the loan.  The Fund may find it possible and appropriate to use interest rate swaps and other investment practices to shorten the effective interest rate adjustment period of loans. If the Fund does so, it will consider the shortened period to be the adjustment period of the loan. As short-term interest rates rise, interest payable to the Fund should increase. As short-term interest rates decline, interest payable to the Fund should decrease. The amount of time that will pass before the Fund experiences the effects of changing short-term interest rates will depend on the dollar-weighted average time until the next interest rate adjustment on the Fund’s portfolio of loans.
Loans usually have mandatory and optional prepayment provisions. Because of prepayments, the actual remaining maturity of a loan may be considerably less than its stated maturity. If a loan is prepaid, the Fund will have to reinvest the proceeds in other loans or securities, which may have a lower fixed spread over its base rate. In such a case, the amount of interest paid to the Fund would likely decrease.
In the event of a change in the benchmark interest rate on a loan, the rate payable to lenders under the loan will, in turn, change at the next scheduled reset date. If the benchmark rate goes up, the Fund as lender would earn interest at a higher rate, but only on and after the reset date. If the benchmark rate goes down, the Fund as lender would earn interest at a lower rate, but only on and after the reset date.
During normal market conditions, changes in market interest rates will affect the Fund in certain ways. The principal effect will be that the yield on the Fund’s shares will tend to rise or fall as market interest rates rise and fall. This is because almost all of the assets in which the Fund invests pay interest at rates which float in response to changes in market rates. However, because the interest rates on the Fund’s assets reset over time, there will be an imperfect correlation between changes in market rates and changes to rates on the portfolio as a whole. This means that changes to the rate of interest paid on the portfolio as a whole, will tend to lag behind changes in market rates.
Market interest rate changes may also cause the Fund’s NAV to experience volatility. This is because the value of a loan asset in the Fund is partially a function of whether it is paying what the market perceives to be a market rate of interest for the particular loan given its individual credit and other characteristics. If market interest rates change, a loan’s value could be affected to the extent the interest rate paid on that loan does not reset at the same time. The rates of interest paid on the loans in which the Fund invests have a weighted average reset period that typically is less than 90 days. Therefore, the impact of the lag between a change in market interest rates and the change in the overall rate on the portfolio is expected to be minimal.
Finally, to the extent that changes in market rates of interest are reflected, not in a change to a base rate such as LIBOR, but in a change in the spread over the base rate which is payable on loans of the type and quality in which the Fund invests, the Fund’s NAV could be adversely affected. Again, this is because the value of a loan asset in the Fund is partially a function of whether it is paying what the market perceives to be a market rate of interest for the particular loan given its individual credit and other characteristics. However, unlike changes in market rates of interest for which there is only a temporary lag before the portfolio reflects those changes, changes in a loan’s value based on changes in the market spread on loans in the Fund’s portfolio may be of longer duration.
Interfund Lending — Pursuant to an order issued by the SEC, each series of the Trust (each an “American Beacon Fund,” and together, the “American Beacon Funds” or “Funds”) may participate in a credit facility whereby each American Beacon Fund, under certain conditions, is permitted to lend money directly to and borrow directly from other American Beacon Funds for temporary purposes. The credit facility is administered by a credit facility team consisting of professionals from the Manager’s asset management, compliance, and accounting areas who report on credit facility activities to the Board. The credit facility can provide a borrowing fund with savings at times when the cash position of the fund is insufficient to meet temporary cash requirements. This situation could arise when shareholder redemptions exceed anticipated volumes and certain funds have insufficient cash on hand to satisfy such redemptions or when sales of securities do not settle as expected, resulting in a cash shortfall for a fund. When the funds liquidate portfolio securities to meet redemption requests, they often do not receive payment in settlement for up to three days (or longer for certain foreign transactions). However, redemption requests normally are satisfied immediately. The credit facility provides a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities. Although the credit facility may reduce the Fund’s need to borrow from banks, the Fund remains free to establish lines of credit or other borrowing arrangements with banks.
Investment Grade Securities — Investment grade securities that the Fund may purchase, either as part of its principal investment strategy or to implement its temporary defensive policy, include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, as well as securities rated in one of the four highest rating categories by at least two rating organizations rating that security (such as Standard & Poor’s Ratings Services, Fitch, Inc. or Moody’s Investors Service, Inc.) or rated in one of the four highest rating categories by one rating organization if it is the only organization rating that security. The Fund, at the discretion of the Manager or the applicable sub-advisor, may retain a security that has been downgraded below the initial investment criteria.
Lender Liability and Equitable Subordination Risks — In recent years, a number of judicial decisions in the United States have upheld the right of borrowers to sue lenders or bondholders on the basis of various evolving legal theories (commonly referred to as “lender liability”). Generally, lender liability is founded upon the premise that an institutional lender or bondholder has violated a duty (whether implied or contractual) of good faith and fair dealing owed to the borrower or issuer or has assumed a degree of control over the borrower or issuer resulting in the creation of a fiduciary duty owed to the borrower or issuer or its other creditors or stockholders.

Leveraging Risk — Borrowing transactions, reverse repurchase agreements, certain derivatives transactions, securities lending transactions and other investment transactions such as when-issued, delayed-delivery, or forward commitment transactions may create investment leverage. When the Fund engages in transactions that have a leveraging effect on the Fund’s investment, the value of the Fund will be potentially more volatile and all other risks will tend to be compounded. This is because leverage generally creates investment risk with respect to a larger base of assets than the Fund would otherwise have and so magnifies the effect of any increase or decrease in the value of the Fund’s underlying assets. The use of leverage is considered to be a speculative investment practice and may result in losses to the Fund. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The use of leverage may cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy repayment, interest payment, or margin obligations or to meet asset segregation or coverage requirements.
Market Events — Turbulence in the economic, political, and financial system has historically resulted, and may continue to result, in an unusually high degree of volatility in the capital markets. Both domestic and foreign capital markets have been experiencing increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected, and it is uncertain whether or for how long these conditions could continue.
Reduced liquidity in equity, credit and fixed-income markets may adversely affect many issuers worldwide. This reduced liquidity may result in less money being available to purchase raw materials, goods and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in small or emerging market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their security prices. These events and possible continued market turbulence may have an adverse effect on the Fund.
Mid-Capitalization Companies Risk — Investing in the securities of mid-capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger, capitalization companies. Since mid-capitalization companies may have limited operating history, product lines and financial resources, the securities of these companies may lack sufficient market liquidity and can be sensitive to expected changes in interest rates, borrowing costs and earnings.
Other Investment Company Securities and Exchange Traded Products —The Fund at times may invest in shares of other investment companies and exchange-traded products, including open-end funds, closed-end funds, business development companies, and exchange-traded funds (“ETFs”). The Fund may invest in investment company securities advised by the Manager or a sub-advisor to the Fund. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Fund in its Prospectus, if applicable. Investment in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.
The Fund can invest free cash balances in registered open-end investment companies regulated as money market funds under the Investment Company Act, to provide liquidity or for defensive purposes. The Fund would invest in money market funds rather than purchasing individual short-term investments. If the Fund invests in money market funds shareholders will bear their proportionate share of the expenses, including for example, advisory and administrative fees, of the money market funds in which the Fund invests, including such fees charged by the Manager to any applicable money market funds advised by the Manager.

In July 2014, the SEC adopted amendments to Rule 2a-7 under the Investment Company Act, as amended, that will affect the manner in which money market funds are structured and operated. Money market funds must comply with the rule amendments in various stages over the next two years. The precise impact such amendments will have on a money market fund’s structure and operations and on the money market fund industry has not yet been determined, but any related changes may negatively affect a money market fund’s expenses, liquidity, yield and return potential.
The Fund may purchase shares of ETFs. ETFs trade like a common stock and passive ETFs usually represent a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. Typically, the Fund would purchase passive ETF shares to obtain exposure to all or a portion of the stock or bond market. As a shareholder of an ETF, the Fund would be subject to its ratable share of the ETF’s expenses, including its advisory and administration expenses.
An investment in an ETF generally presents the same primary risks as an investment in a conventional mutual fund (i.e., one that is not exchange traded) that has the same investment objective, strategies, and policies. The price of an ETF can fluctuate within a wide range, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (1) the market price of the ETF’s shares may trade at a discount or premium to their net asset value; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.  ETFs have expenses associated with their operation, typically including advisory fees.
Pay-in-Kind Securities — Pay-in-kind securities are debt securities that do not make regular cash interest payments. Pay-in-kind securities pay interest through the issuance of additional securities. Because these securities do not pay current cash income, their price can be volatile when interest rates fluctuate. Federal income tax law requires the holders of pay-in-kind securities to include in income each year the portion of the original issue discount (or deemed discount) and other non-cash income on such securities accrued during that year. In order to qualify for treatment as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (“Internal Revenue Code”), and avoid excise tax, the Fund may be required to distribute a portion of such discount and may be required to dispose of other portfolio securities (which may occur in periods of adverse market prices) in order to generate cash to meet these distribution requirements.
Preferred Stock — A preferred stock blends the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and its participation in the issuer’s growth may be limited. Preferred stock generally has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is set at a fixed or variable rate, in some circumstances it can be changed or omitted by the issuer. Preferred stocks are subject to the risks associated with other types of equity securities, as well as additional risks, such as credit risk, interest rate risk, potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.
Redemption Risk — The Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. The sale of assets to meet redemption requests may create capital gains, which could cause the Fund to distribute substantial capital gains. Redemption risk is greater to the extent that one or more investors or intermediaries control a large percentage of investments in the Fund, have short investment horizons, or have unpredictable cash flow needs. Heavy redemptions, whether by a few large investors or many smaller investors, could hurt the Fund’s performance.
Repurchase Agreements — A repurchase agreement is an agreement between the Fund as purchaser and an approved counterparty as seller. The agreement is backed by collateral in the form of securities and/or cash transferred by the seller to the buyer, sometimes to be held by an eligible third-party custodian. Under the agreement the Fund acquires securities from the seller and the seller simultaneously commits to repurchase the securities at an agreed upon price and date, normally within a week or on demand. The price for the seller to repurchase the securities is greater than the Fund’s purchase price, reflecting an agreed upon rate that is the equivalent of interest. During the term of the repurchase agreement, the Fund monitors on a daily basis the market value of the collateral subject to the agreement and, if the market value of the securities falls below the seller’s repurchase amount provided under the repurchase agreement, the seller is required to transfer additional securities or cash collateral equal to the amount by which the market value of the securities falls below the repurchase amount. Because a repurchase agreement permits the Fund to invest temporarily available cash on a fully-collateralized basis, repurchase agreements permit the Fund to earn income while retaining flexibility in pursuit of longer-term investments. Repurchase agreements may exhibit the economic characteristics of loans by the Fund.
The obligation of the seller under the repurchase agreement is not guaranteed, and there is a risk that the seller may fail to repurchase the underlying securities, whether because of the seller’s bankruptcy or otherwise. In such event, the Fund would attempt to exercise its rights with respect to the underlying collateral, including possible sale of the securities. The Fund may incur various expenses in the connection with the exercise of its rights and may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying collateral, (b) possible reduction in levels of income and (c) lack of access to the securities (if they are held through a third-party custodian) and possible inability to enforce the Portfolio’s rights. The Board has established procedures pursuant to which the sub-advisors monitor the creditworthiness of the counterparties with which the Fund enters into repurchase agreement transactions.
The Fund may enter into repurchase agreements with member banks of the Federal Reserve System or registered broker-dealers who, in the opinion of a sub-advisor, present a minimal risk of default during the term of the agreement. The underlying securities which serve as collateral for repurchase agreements may include equity and fixed income securities such as U.S. Government and agency securities, municipal obligations, asset-backed securities, mortgage-backed securities, common and preferred stock, depositary receipts, ETFs, corporate obligations and convertible securities.
Reverse Repurchase Agreements — The Fund may borrow funds by entering into reverse repurchase agreements. Pursuant to such agreements, the Fund would sell portfolio securities to financial institutions such as banks and broker/dealers and agree to repurchase them at a mutually agreed-upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as liquid high quality debt securities having a value not less than 100% of the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that such required value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities.   Reverse repurchase agreements are considered to be borrowings by an investment company under the Investment Company Act of 1940, as amended (“Investment Company Act” or “1940 Act”).
Rights and Warrants — Rights are short-term warrants issued in conjunction with new stock or bond issues. Warrants are options to purchase an issuer’s securities at a stated price during a stated term. If the market price of the underlying common stock does not exceed the warrant’s exercise price during the life of the warrant, the warrant will expire worthless. Warrants usually have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the value of a warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may be purchased with values that vary depending on the change in value of one or more specified indices (“index warrants”). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of the exercise. The market for warrants or rights may be very limited and it may be difficult to sell them promptly at an acceptable price. There is no specific limit on the percentage of assets the Fund may invest in rights and warrants.
Small Capitalization Companies Risk — Investing in the securities of small capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization and more established companies, since smaller companies may have limited operating history, product lines, and financial resources. The securities of these companies may lack sufficient market liquidity and they can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.
Trade Claims — The Fund may purchase trade claims and similar obligations or claims against companies in bankruptcy proceedings. Trade claims are nonsecuritized rights of payment arising from obligations that typically arise when vendors and suppliers extend credit to a company by offering payment terms for products and services. If the company files for bankruptcy, payments on these trade claims stop and the claims are subject to compromise along with the other debts of the company. Trade claims may be purchased directly from the creditor or through brokers. There is no guarantee that a debtor will ever be able to satisfy its trade claim obligations. Trade claims are subject to the risks associated with low-quality obligations.
U.S. Government Agency Securities — U.S. Government agency securities are issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Some obligations issued by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the U.S. Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. U.S. Government securities bear fixed, floating or variable rates of interest. While the U.S. Government currently provides financial support to certain U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. U.S. Government securities include U.S. Treasury bills, notes and bonds, Federal Home Loan Bank obligations, Federal Intermediate Credit Bank obligations, U.S. Government agency obligations and repurchase agreements secured thereby. U.S. Government agency securities are subject to credit risk and interest rate risk.
U.S. Treasury Obligations — U.S. Treasury obligations include bills (initial maturities of one year or less), notes (initial maturities between two and ten years), and bonds (initial maturities over ten years) issued by the U.S. Treasury, Separately Traded Registered Interest and Principal component parts of such obligations known as STRIPS and inflation-indexed securities. The prices of these securities (like all debt securities) change between issuance and maturity in response to fluctuating market interest rates. U.S. Treasury obligations are subject to credit risk and interest rate risk.
Valuation Risk — This is the risk that the Fund has valued certain securities at a price different from the price at which they can be sold. This risk may be especially pronounced for investments, such as certain credit linked notes and other derivatives, which may be illiquid or which may become illiquid.
Variable or Floating Rate Obligations — The interest rates payable on certain fixed income securities in which the Fund may invest are not fixed and may fluctuate based upon changes in market rates. A variable rate obligation has an interest rate which is adjusted at predesignated periods in response to changes in the market rate of interest on which the interest rate is based. Variable and floating rate obligations are less effective than fixed rate instruments at locking in a particular yield. Nevertheless, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation, or for other reasons.
The Fund may invest in floating rate debt instruments ("floaters") and engage in credit spread trades. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide a Fund with a certain degree of protection against rises in interest rates, the Fund will participate in any declines in interest rates as well.

A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.
When-Issued and Forward Commitment Transactions — These transactions involve a commitment by the Fund to purchase or sell securities at a future date. These transactions enable the Fund to “lock-in” what the Manager or the sub-advisor, as applicable, believes to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities it owns on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, the Fund might purchase a security on a when-issued or forward commitment basis and sell a similar security to settle such purchase, thereby obtaining the benefit of currently higher yields. If the other party fails to complete the trade, the Fund may lose the opportunity to obtain a favorable price. For purchases on a when-issued basis, the price of the security is fixed at the date of purchase, but delivery of and payment for the securities is not set until after the securities are issued. The value of when-issued securities is subject to market fluctuation during the interim period and no income accrues to the Fund until settlement takes place. Such transactions therefore involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date. A sale of a when-issued security also involves the risk that the other party will be unable to settle the transaction. Forward commitment transactions involve a commitment to purchase or sell securities with payment and delivery to take place at some future date, normally one to two months after the date of the transaction.
The payment obligation and interest rate are fixed at the time the buyer enters into the forward commitment. Forward commitment transactions are typically used as a hedge against anticipated changes in interest rates and prices. Forward commitment transactions are executed for existing obligations, whereas in a when-issued transaction, the obligations have not yet been issued.
The Fund maintains with its custodian segregated (or earmarked) liquid securities in an amount at least equal to the when-issued or forward commitment transaction. When entering into a when-issued or forward commitment transaction, the Fund will rely on the other party to consummate the transaction; if the other party fails to do so, the Fund may be disadvantaged.
OTHER INVESTMENT STRATEGIES AND RISKS
In addition to the investment strategies and risks described in the Prospectus, the Fund may:
1.
Engage in dollar rolls or purchase or sell securities on a when-issued or forward commitment basis. The purchase or sale of when-issued securities enables an investor to hedge against anticipated changes in interest rates and prices by locking in an attractive price or yield. The price of when-issued securities is fixed at the time the commitment to purchase or sell is made, but delivery and payment for the when-issued securities takes place at a later date, normally one to two months after the date of purchase. During the period between purchase and settlement, no payment is made by the purchaser to the issuer and no interest accrues to the purchaser. Such transactions therefore involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date. A sale of a when-issued security also involves the risk that the other party will be unable to settle the transaction. Dollar rolls are a type of forward commitment transaction. Purchases and sales of securities on a forward commitment basis involve a commitment to purchase or sell securities with payment and delivery to take place at some future date, normally one to two months after the date of the transaction. As with when-issued securities, these transactions involve certain risks, but they also enable an investor to hedge against anticipated changes in interest rates and prices. Forward commitment transactions are executed for existing obligations, whereas in a when-issued transaction, the obligations have not yet been issued.

When purchasing securities on a when-issued or forward commitment basis, a segregated amount of liquid assets at least equal to the value of purchase commitments for such securities will be maintained until the settlement date.

2.	Invest in other investment companies (including affiliated investment companies) to the extent permitted by the Investment Company Act, or exemptive relief granted by the SEC.

3.
Loan securities to broker-dealers or other institutional investors. Securities loans will not be made if, as a result, the aggregate amount of all outstanding securities loans by the Fund exceeds 331/3 % of its total assets (including the market value of collateral received). For purposes of complying with the Fund’s investment policies and restrictions, collateral received in connection with securities loans is deemed an asset of the Fund to the extent required by law.

4.
Enter into repurchase agreements. A repurchase agreement is an agreement under which securities are acquired by the Fund from a securities dealer or bank subject to resale at an agreed upon price on a later date. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. However, the Manager or the Sub-Advisor, as applicable, attempts to minimize this risk by entering into repurchase agreements only with financial institutions that are deemed to be of good financial standing.

5.
Purchase securities sold in private placement offerings made in reliance on the “private placement” exemption from registration afforded by Section 4(a)(2) of the Securities Act and resold to qualified institutional buyers under Rule 144A under the Securities Act. The Fund will not invest more than 15% of its net assets in Section 4(a)(2) securities and illiquid securities unless the Manager or the Sub-Advisor, as applicable, determines, by continuous reference to the appropriate trading markets and pursuant to guidelines approved by the Trust’s Board of Trustees that any Section 4(a)(2) securities held by the Fund in excess of this level are at all times liquid.

INVESTMENT RESTRICTIONS
Fundamental Policies. The Fund has the following fundamental investment policy that enables it to invest in another investment company or series thereof that has substantially similar investment objectives and policies:
Notwithstanding any other limitation, the Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objectives, policies and limitations as the Fund. For this purpose, “all of the Fund’s investable assets” means that the only investment securities that will be held by the Fund will be the Fund’s interest in the investment company.
Fundamental Investment Restrictions. The following discusses the investment policies of the Fund. The following restrictions have been adopted by the Fund and may be changed with respect to the Fund only by the majority vote of the Fund’s outstanding interests. “Majority of the outstanding voting securities” under the 1940 Act and as used herein means, with respect to the Fund, the lesser of (a) 67% of the shares of the Fund present at the meeting if the holders of more than 50% of the shares are present and represented at the shareholders’ meeting or (b) more than 50% of the shares of the Fund.
The Fund may not:
1.
Purchase or sell real estate or real estate limited partnership interests, provided, however, that the Fund may dispose of real estate acquired as a result of the ownership of securities or other instruments and invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein when consistent with the other policies and limitations described in the Prospectus.

2.
Invest in physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling foreign currency, options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars, securities on a forward-commitment or delayed-delivery basis, and other similar financial instruments).

3.
Engage in the business of underwriting securities issued by others, except to the extent that, in connection with the disposition of securities, the Fund may be deemed an underwriter under federal securities law.

4.
Lend any security or make any other loan except (i) as otherwise permitted under the 1940 Act, (ii) pursuant to a rule, order or interpretation issued by the SEC or its staff, (iii) through the purchase of a portion of an issue of debt securities in accordance with the Fund’s investment objective, policies and limitations, or (iv) by engaging in repurchase agreements.

5.	Issue any senior security except as otherwise permitted (i) under the 1940 Act or (ii) pursuant to a rule, order or interpretation issued by the SEC or its staff.

6.
Borrow money, except as otherwise permitted under the 1940 Act or pursuant to a rule, order or interpretation issued by the SEC or its staff, including (i) as a temporary measure, (ii) by entering into reverse repurchase agreements, and (iii) by lending portfolio securities as collateral. For purposes of this investment limitation, the purchase or sale of options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other similar financial instruments shall not constitute borrowing.

7.
Invest more than 25% of its assets in the securities of companies primarily engaged in any particular industry or group of industries provided that this limitation does not apply to : (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and (ii) tax-exempt securities issued by municipalities or their agencies and authorities.

The above percentage limits (except the limitation on borrowings) are based upon asset values at the time of the applicable transaction; accordingly, a subsequent change in asset values will not affect a transaction that was in compliance with the investment restrictions at the time such transaction was effected. For purposes of the Fund’s policy relating to commodities set forth in (2) above, the Fund does not consider foreign currencies or forward contracts to be physical commodities.  For purposes of the Fund’s policy relating to making loans set forth in (4) above, securities loans will not be made if, as a result, the aggregate amount of all outstanding securities loans by the Fund exceeds 331/3 % of its total assets (including the market value of collateral received).
For purposes of the Fund’s policy relating to issuing senior securities set forth in (5) above, “senior securities” are defined as Fund obligations that have a priority over the Fund’s shares with respect to the payment of dividends or the distribution of Fund assets. The Investment Company Act prohibits the Fund from issuing any class of senior securities or selling any senior securities of which it is the issuer, except that the Fund is permitted to borrow from a bank so long as, immediately after such borrowings, there is an asset coverage of at least 300% for all borrowings of the Fund (not including borrowings for temporary purposes in an amount not exceeding 5% of the value of the Fund’s total assets). In the event that such asset coverage falls below this percentage, the Fund is required to reduce the amount of its borrowings within three days (not including Sundays and holidays) so that the asset coverage is restored to at least 300%. Consistent with guidance issued by the SEC and its staff, the requisite asset coverage may vary among different types of instruments.  The policy in (5) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

For purposes of the Fund’s industry concentration policy, the Manager may analyze the characteristics of a particular issuer and instrument and may assign an industry classification consistent with those characteristics. The Manager may, but need not, consider industry classifications provided by third parties, and the classifications applied to Fund investments will be informed by applicable law. A large economic or market sector shall not be construed as a single industry or group of industries. The Manager currently considers securities issued by a foreign government (but not the U.S. Government or its agencies or instrumentalities) to be an “industry” subject to the 25% limitation. Thus, not more than 25% of the Fund’s assets will be invested in securities issued by any one foreign government or supranational organization. The Fund might invest in certain securities issued by companies in a particular industry whose obligations are guaranteed by a foreign government. The Manager could consider such a company to be within the particular industry and, therefore, the Fund will invest in the securities of such a company only if it can do so under its policy of not being concentrated in any particular industry or group of industries.
Non-Fundamental Investment Restrictions. The following non-fundamental investment restrictions apply to the Fund and may be changed with respect to the Fund by a vote of a majority of the Board. The Fund may not:
1.	Invest more than 15% of its net assets in illiquid securities, including time deposits and repurchase agreements that mature in more than seven days; or
2.
Purchase securities on margin , except that (1) the Fund may obtain such short term credits necessary for the clearance of transactions, and (2) the Fund may make margin payments in connection with foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars, securities purchased or sold on a forward-commitment or delayed-delivery basis or other financial instruments.

All percentage limitations on investments will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Except for the investment restrictions listed above as fundamental or to the extent designated as such in the Proxy Statement and Prospectus with respect to the Fund, the other investment policies described in this SAI are not fundamental and may be changed by approval of the Trustees.
TEMPORARY DEFENSIVE INVESTMENTS
In times of unstable or adverse market, economic, political or other conditions, where the Manager or the Sub-Advisor believes it is appropriate and in the Fund’s best interest, the Fund can invest up to 100% in cash and other types of securities for defensive or temporary purposes. It can also hold cash or purchase these types of securities for liquidity purposes to meet cash needs due to redemptions of Fund shares, or to hold while waiting to invest cash received from purchases of Fund shares or the sale of other portfolio securities.
These temporary investments can include (i) obligations issued or guaranteed by the U.S. Government, its agents or instrumentalities; (ii) commercial paper rated in the highest short term category by a rating organization; (iii) domestic, Yankee and Eurodollar certificates of deposit or bankers’ acceptances of banks rated in the highest short term category by a rating organization; (iv) any of the foregoing securities that mature in one year or less (generally known as “cash equivalents”); (v) other short-term corporate debt obligations; (vi) repurchase agreements; (vii) futures; or (viii) shares of money market funds, including funds advised by the Manager or the Sub-Advisor.

PORTFOLIO TURNOVER
Portfolio turnover is a measure of trading activity in a portfolio of securities, usually calculated over a period of one year. The rate is calculated by dividing the lesser amount of purchases or sales of securities by the average amount of securities held over the period. A portfolio turnover rate of 100% would indicate that the Fund sold and replaced the entire value of its securities holdings during the period. High portfolio turnover can increase the Fund’s transaction costs and generate additional capital gains or losses.

DISCLOSURE OF PORTFOLIO HOLDINGS
The Fund publicly discloses portfolio holdings information as follows:
1.
a complete list of holdings for the Fund on an annual and semi-annual basis in the reports to shareholders within sixty days of the end of each fiscal semi-annual period and in publicly available filings of Form N-CSR with the SEC within ten days thereafter;

2.	a complete list of holdings for the Fund as of the end of its first and third fiscal quarters in publicly available filings of Form N-Q with the SEC within sixty days of the end of the fiscal quarter;

3.	a complete list of holdings for the Fund as of the end of each quarter on the Funds’ website (www.americanbeaconfunds.com) approximately sixty days after the end of the quarter; and

4.
ten largest holdings for the Fund as of the end of each calendar quarter on the Funds’ website (www.americanbeaconfunds.com) and in sales materials approximately fifteen days after the end of the calendar quarter.

Public disclosure of the Fund’s holdings on the website and in sales materials may be delayed when an investment manager informs the Fund that such disclosure could be harmful to the Fund. In addition, individual holdings may be omitted from website and sales material disclosure, when such omission is deemed to be in the Fund’s best interest.
Disclosure of Nonpublic Holdings.
Occasionally, certain interested parties — including individual investors, institutional investors, intermediaries that distribute shares of the Fund, third-party service providers, rating and ranking organizations, and others — may request portfolio holdings information that has not yet been publicly disclosed by the Fund. The Fund’s policy is to control the disclosure of nonpublic portfolio holdings information in an attempt to prevent parties from utilizing such information to engage in trading activity harmful to Fund shareholders. To this end, the Board has adopted a Policy and Procedures for Disclosure of Portfolio Holdings Information (the “Holdings Policy”). The purpose of the Holdings Policy is to define those interested parties who are authorized to receive nonpublic portfolio holdings information on a selective basis and to set forth conditions upon which such information may be provided. In general, nonpublic portfolio holdings may be disclosed on a selective basis only when it is determined that (i) there is a legitimate business purpose for the information, (ii) recipients are subject to a duty of confidentiality, including a duty not to trade on the nonpublic information; and (iii) disclosure is in the best interests of Fund shareholders. The Holdings Policy is summarized below.
A variety of third party service providers require access to Fund holdings to provide services to the Fund or to assist the Manager and the Sub-Advisor in managing the Fund (“service providers”). The service providers have a duty to keep the Fund’s nonpublic information confidential either through written contractual arrangements with the Fund (or another Fund service provider) or by the nature of their role with respect to the Fund (or the service provider). The Fund has determined that disclosure of nonpublic holdings information to service providers fulfills a legitimate business purpose and is in the best interest of shareholders. In addition, the Fund has determined that disclosure of nonpublic holdings information to members of the Trust’s Board of Trustees fulfills a legitimate business purpose, is in in the best interest of Fund shareholders, and each Trustee is subject to a duty of confidentiality.

The Fund has ongoing arrangements to provide nonpublic holdings information to the following service providers:
Service Provider	Service	Holdings Access
Manager	Investment management and administrator	Complete list on intraday basis with no lag
Sub-Advisor	Investment management	Holdings under sub-advisor’s management on intraday basis with no lag
Abel Noser Corp.	Trade execution analysis for sub-advisor	Partial list on daily basis with no lag
State Street Bank and Trust Co. (“State Street”) and its designated foreign sub-custodians	Funds’ custodian and foreign custody manager, and foreign sub-custodians	Complete list on intraday basis with no lag
Interactive Data Corporation	Pricing Vendor	Complete list on daily basis with no lag
Ernst & Young LLP	Fund’s independent public accounting firm	Complete list on annual basis with no lag
FactSet Research Systems, Inc.	Performance and portfolio analytics reporting for the Manager	Complete list on daily basis with no lag
Bloomberg, L.P.	Performance and portfolio analytics reporting	Complete list on daily basis with no lag
Broadridge/ProxyEdge	Proxy voting services for sub-advisor	Partial list on a periodic basis with lag

Certain third parties are provided with nonpublic holdings information (either complete or partial lists) by the Manager or another service provider on an ad hoc basis. These third parties include: broker-dealers, prospective sub-advisors, borrowers of the Fund’s portfolio securities, pricing services, legal counsel, and issuers (or their agents). Broker-dealers utilized by the Fund in the process of purchasing and selling portfolio securities or providing market quotations receive limited holdings information on a current basis with no lag. The Manager provides current holdings to investment managers being considered for appointment as a sub-advisor to the Fund. If the Fund participates in securities lending activities, potential borrowers of the Fund’s securities receive information pertaining to the Fund’s securities available for loan. Such information is provided on a current basis with no lag. The Fund utilizes various pricing services to supply market quotations and evaluated prices to State Street. State Street and the Manager may disclose current nonpublic holdings to those pricing services. An investment manager may provide holdings information to legal counsel when seeking advice regarding those holdings. From time to time, an issuer (or its agent) may contact the Fund requesting confirmation of ownership of the issuer’s securities. Such holdings information is provided to the issuer (or its agent) as of the date requested. The Fund does not have written contractual arrangements with these third parties regarding the confidentiality of the holdings information. However, the Fund would not continue to utilize a third party that the Manager determined to have misused nonpublic holdings information.
The Fund has ongoing arrangements to provide periodic holdings information to certain organizations that publish ratings and/or rankings for the Fund or that redistribute the Fund’s holdings to financial intermediaries to facilitate their analysis of the Fund. The Fund has determined that disclosure of holdings information to such organizations fulfills a legitimate business purpose and is in the best interest of shareholders, as it provides existing and potential shareholders with an independent basis for evaluating the Fund in comparison to other mutual funds. As of the date of this SAI, all such organizations receive holdings information after it has been made public on the Funds’ website.
No compensation or other consideration may be paid to the Fund, the Fund’s service providers, or any other party in connection with the disclosure of portfolio holdings information.
Under the Holdings Policy, disclosure of nonpublic portfolio holdings information to parties other than those discussed above must meet all of the following conditions:
1.	Recipients of portfolio holdings information must agree in writing to keep the information confidential until it has been posted to the Funds’ website and not to trade based on the information;
2.	Holdings may only be disclosed as of a month-end date;

3.	No compensation may be paid to the Fund’s the Manager or any other party in connection with the disclosure of information about portfolio securities; and
4.	A member of the Manager’s Compliance staff must approve requests for nonpublic holdings information.
In determining whether to approve a request for portfolio holdings disclosure by the Manager, Compliance staff generally considers the type of requestor and its relationship to the Fund, the stated reason for the request, any historical pattern of requests from that same individual or entity, the style and strategy of the Fund for which holdings have been requested (e.g., passive versus active management), whether the Fund is managed by one or multiple investment managers, and any other factors it deems relevant. Any potential conflicts between shareholders and affiliated persons of the Fund that arise as a result of a request for portfolio holdings information shall be decided by the Manager in the best interests of shareholders. However, if a conflict exists between the interests of shareholders and the Manager, the Manager may present the details of the request to the Board for a determination to either approve or deny the request. On a quarterly basis, the Manager will prepare a report for the Board outlining any instances of disclosures of nonpublic holdings during the period that did not comply with the Holdings Policy. The Compliance staff generally determines whether a historical pattern of requests by the same individual or entity constitutes an “ongoing arrangement” and should be disclosed in the Fund’s SAI.
The Manager and Sub-Advisor to the Fund may manage substantially similar portfolio for clients other than the Fund. Those other clients may receive and publicly disclose their portfolio holdings information prior to public disclosure by the Fund. The Holdings Policy is not intended to limit the Manager or the Sub-Advisor from making such disclosures to their clients.
LENDING OF PORTFOLIO SECURITIES
The Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. In connection with such loans, the Fund remains the beneficial owner of the loaned securities and continues to be entitled to payments in amounts approximately equal to the interest, dividends or other distributions payable on the loaned securities. The Fund also has the right to terminate a loan at any time. The Fund does not have the right to vote on securities while they are on loan. However, it is the Fund’s policy to attempt to terminate loans in time to vote those proxies that the Fund determines are material to its interests. Loans of portfolio securities may not exceed 331/3% of the value of the Fund’s total assets (including the value of all assets received as collateral for the loan). The Fund will receive collateral consisting of cash in the form of U.S. dollars, foreign currency, or securities issued or fully guaranteed by the U.S. Government which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. If the collateral consists of cash, the Fund will reinvest the cash and pay the borrower a pre-negotiated fee or “rebate” from any return earned on the investment. Should the borrower of the securities fail financially, the Fund may experience delays in recovering the loaned securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by the Manager to present acceptable credit risk on a fully collateralized basis. In a loan transaction, the Fund will also bear the risk of any decline in value of securities acquired with cash collateral. The Fund seeks to minimize this risk by limiting the investment of cash collateral to registered money market funds, including money market funds advised by the Manager that invest in U.S. Government and agency securities.
For all funds that engage in securities lending, the Manager receives compensation for administrative and oversight functions with respect to securities lending, including oversight of the securities lending agent, Brown Brothers Harriman & Co. The amount of such compensation depends on the income generated by the loan of the securities. The fund receives compensation that includes, but is not limited to, fee income in lieu of dividends and interest or the equivalent, as applicable, on the securities loaned and interest on the investment of the cash collateral.  Currently, the Fund does not intend to engage in securities lending activities.

TRUSTEES AND OFFICERS OF THE TRUST
The Board of Trustees
The Trust is governed by its Board of Trustees. The Board is responsible for and oversees the overall management and operations of the Trust and the Fund, which includes the general oversight and review of the Fund’s investment activities, in accordance with federal law and the law of the Commonwealth of Massachusetts as well as the stated policies of the Fund. The Board oversees the Trust’s officers and service providers, including American Beacon Advisors, Inc. (“American Beacon”), which is responsible for the management of the day-to-day operations of the Fund based on policies and agreements reviewed and approved by the Board. In carrying out these responsibilities, the Board regularly interacts with and receives reports from senior personnel of service providers, including American Beacon’s investment personnel and the Trust’s Chief Compliance Officer (“CCO”). The Board also is assisted by the Trust’s independent registered public accounting firm (which reports directly to the Trust’s Audit and Compliance Committee), independent counsel and other experts as appropriate, all of whom are selected by the Board.
Risk Oversight
Consistent with its responsibility for oversight of the Trust and the Fund, the Board oversees the management of risks relating to the administration and operation of the Trust and the Fund. American Beacon, as part of its responsibilities for the day-to-day operations of the Fund, is responsible for day-to-day risk management for the Fund. The Board, in the exercise of its reasonable business judgment, also separately considers potential risks that may impact the Fund. The Board performs this risk management oversight directly and, as to certain matters, through its committees (described below) and through the Board members who are not “interested persons” of the Trust as defined in Section 2(a)(19) of the Investment Company Act (“Independent Trustees”). The following provides an overview of the principal, but not all, aspects of the Board’s oversight of risk management for the Trust and the Fund.
In general, the Fund’s risks include, among others, investment risk, liquidity risk, securities selection risk and valuation risk. The Board has adopted, and periodically reviews, policies and procedures designed to address these and other risks to the Trust and the Fund. In addition, under the general oversight of the Board, American Beacon, the Fund’s investment adviser, and other service providers to the Fund have themselves adopted a variety of policies, procedures and controls designed to address particular risks to the Fund. Different processes, procedures and controls are employed with respect to different types of risks. Further, American Beacon as manager of the Fund oversees and regularly monitors the investments, operations and compliance of the Fund’s investment advisers.
The Board also oversees risk management for the Trust and the Fund through review of regular reports, presentations and other information from officers of the Trust and other persons. Senior officers of the Trust, and senior officers of American Beacon, and the CCO regularly report to the Board on a range of matters, including those relating to risk management. The Board and the Investment Committee also regularly receive reports from American Beacon with respect to the investments, securities trading and securities lending activities of the Fund. In addition to regular reports from American Beacon, the Board also receives reports regarding other service providers to the Trust, either directly or through American Beacon or the CCO, on a periodic or regular basis. At least annually, the Board receives a report from the CCO regarding the effectiveness of the Fund’s compliance program. Also, on an annual basis, the Board receives reports, presentations and other information from American Beacon in connection with the Board’s consideration of the renewal of each of the Trust’s agreements with American Beacon and the Trust’s distribution plans under Rule 12b-1 under the Investment Company Act.
Senior officers of the Trust and American Beacon also report regularly to the Audit and Compliance Committee on Fund valuation matters and on the Trust’s internal controls and accounting and financial reporting policies and practices. In addition, the Audit and Compliance Committee receives regular reports from the Trust’s independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, the Independent Trustees meet with the CCO to discuss matters relating to the Fund’s compliance program.
Board Structure and Related Matters
Independent Trustees constitute at least two-thirds of the Board. Richard A. Massman, an Independent Trustee, serves as Independent Chair of the Board. The Independent Chair’s responsibilities include: setting an agenda for each meeting of the Board; presiding at all meetings of the Board and Interested Trustees; and serving as a liaison with other Trustees, the Trust’s officers and other management personnel, and counsel to the Fund. The Independent Chair shall perform such other duties as the Board may from time to time determine.
The Trustees discharge their responsibilities collectively as a Board, as well as through Board committees, each of which operates pursuant to a charter approved by the Board that delineates the specific responsibilities of that committee. The Board has established three standing committees: the Audit and Compliance Committee, the Investment Committee and the Nominating and Governance Committee. For example, the Investment Committee is responsible for oversight of the annual process by which the Board considers and approves the Fund’s investment advisory agreement with American Beacon, while specific matters related to oversight of the Fund’s independent auditors have been delegated by the Board to its Audit and Compliance Committee, subject to approval of the Audit and Compliance Committee’s recommendations by the Board. The members and responsibilities of each Board committee are summarized below.
The Board periodically evaluates its structure and composition as well as various aspects of its operations. The Board believes that its leadership structure, including its Independent Chair position and its committees, is appropriate for the Trust in light of, among other factors, the asset size and nature of the Funds, the number of Funds overseen by the Board, the arrangements for the conduct of the Fund’s operations, the number of Trustees, and the Board’s responsibilities. On an annual basis, the Board conducts a self-evaluation that considers, among other matters, whether the Board and its committees are functioning effectively and whether, given the size and composition of the Board and each of its committees, the Trustees are able to oversee effectively the number of Funds in the complex.
The Trust is part of the American Beacon Funds Complex, which is comprised of the 34 series within the Trust and 2 series within the American Beacon Select Funds. The same persons who constitute the Board also constitute the board of trustees of American Beacon Select Funds, and each Trustee oversees the Trusts’ combined 36 series.
The Board holds five (5) regularly scheduled meetings each year. The Board may hold special meetings, as needed, either in person or by telephone, to address matters arising between regular meetings. The Independent Trustees also hold at least one in-person meeting each year during a portion of which management is not present and may hold special meetings, as needed, either in person or by telephone.
The Trustees of the Trust are identified in the tables below, which provide information as to their principal business occupations and directorships held during the last five years and certain other information. Subject to the Trustee Emeritus and Retirement Policy described below, a Trustee serves until his or her successor is elected and qualified or until his or her earlier death, resignation or removal. The address of each Trustee listed below is 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039. Each Trustee serves for an indefinite term or until his or her removal, resignation, or retirement*. Each Trustee has and continues to serve the same term as a Trustee of the American Beacon Select Funds as he or she has with the Trust.
Name (Age) *	Position and Length of Time Served with each Trust	Principal Occupation(s) and Directorships During Past 5 Years
INTERESTED TRUSTEES
Alan D. Feld **, (78)	Trustee since 1996	Sole Shareholder of a professional corporation which is a Partner in the law firm of Akin, Gump, Strauss, Hauer & Feld, LLP (law firm) (1960-

Name (Age) *	Position and Length of Time Served with each Trust	Principal Occupation(s) and Directorships During Past 5 Years
Present); Trustee, American Beacon Mileage Funds (1996-2012).
NON-INTERESTED TRUSTEES
Gilbert G. Alvarado (44)	Trustee since 2015
Vice President & CFO, Sierra Health Foundation (health conversion private foundation) (2006-Present)Vice President & CFO, Sierra Health Foundation: Center for Health Program Management (California public benefit corporation) (2012-Present); Director, Innovative North State (2012-Present); Director, Sacramento Regional Technology Alliance (2011-Present); Director, Women’s Empowerment (2009-2014).

Joseph B. Armes (52)	Trustee since 2015
Chairman & CEO, CSW Industrials (f/k/a Capital Southwest Corporation) (industrial manufacturing; NASDAQ: CSWI.V) (2013-Present); Chairman, Capital Southwest Corporation (investment company; NASDAQ:CSWC) (2013-Present); President & CEO, JBA Investment Partners (family investment vehicle) (2010-Present); Chief Operating Officer, Hicks Holdings, LLC (Hicks Family assets and investments) (2005-2010); Trustee, Baylor University Board of Regents (2001-2010); Director and Chair of Audit Committee, RSP Permian (oil and gas producer, NYSE: RSPP) (2013-Present).

Gerard J. Arpey (57)	Trustee since 2012
Partner, Emerald Creek Group (private equity firm) (2011-Present); Chairman and Chief Executive Officer AMR Corp. and American Airlines, Inc. (2003-2011); Director, S. C. Johnson & Son, Inc. (privately held company) (2008-present); Director, The Home Depot, Inc. (2015-Present).

W. Humphrey Bogart (71)	Trustee since 2004	Trustee, American Beacon Mileage Funds (2004-2012).
Brenda A. Cline (54)	Trustee since 2004
Executive Vice President, Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Director, Tyler Technologies, Inc. (2014-Present); Director, Range Resources Corporation (oil and natural gas company) (2015- Present);Trustee, American Beacon Mileage Funds (2004-2012).

Eugene J. Duffy (61)	Trustee since 2008
Managing Director, Institutional Services, Intercontinental Real Estate Corporation (2014-Present); Principal and Executive Vice President, Paradigm Asset Management (1994-2014); Director, Sunrise Bank of Atlanta (2008-2013); Trustee, American Beacon Mileage Funds (2008-2012).

Thomas M. Dunning (72)	Trustee since 2008
Chairman Emeritus (2008-Present); Lockton Dunning Benefits (consulting firm in employee benefits); Board Director, Oncor Electric Delivery Company LLC (2007-Present); Board Member, BancTec (2010-Present) (software consulting); Trustee, American Beacon Mileage Funds (2008-2012).

Richard A. Massman (72)	Trustee since 2004 Chairman since 2008
Consultant and General Counsel Emeritus (2009-Present) and Senior Vice President and General Counsel (1994-2009), Hunt Consolidated, Inc. (holding company engaged in oil and gas exploration and production, refining, real estate, farming, ranching and venture capital activities); Trustee, American Beacon Mileage Funds (2004-2012).

Barbara J. McKenna (52)	Trustee since 2012	Managing Principal, Longfellow Investment Management Company (2005- Present).
R. Gerald Turner (69)	Trustee since 2001
President, Southern Methodist University (1995-Present); Director, J.C. Penney Company, Inc. (1996-Present); Director, Kronus Worldwide Inc. (chemical manufacturing) (2003-Present); Trustee, American Beacon Mileage Funds (2001-2012).

*	The Board has adopted a retirement policy that requires Trustees, other than Mr. Feld, to retire no later than the last day of the calendar year in which they reach the age of 75.
**	Mr. Feld is deemed to be an “interested person” of the Trust, as defined by the Investment Company Act. Mr. Feld’s law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two fiscal years to one or more sub-advisors to certain American Beacon Funds.
In addition to the information set forth in the tables above and other relevant qualifications, experience, attributes or skills applicable to a particular Trustee, the following provides further information about the qualifications and experience of each Trustee.
Gilbert G. Alvarado: Mr. Alvarado has extensive organizational management and financial experience as vice president and chief financial officer in public charities, and a health conversion private foundation, chief financial and information officer of a the largest health foundation on the Texas/Mexico border and an accountant with a regional health system.
Joseph B. Armes: Mr. Armes has extensive financial, investment and organizational management experience as chairman of the board of directors, president and chief executive officer of an investment company listed on NASDAQ, president and chief executive officer of a private family investment vehicle, chief operating officer of a private holding company for a family office, president, chief executive officer, chief financial officer and director of a special purpose acquisition company listed on the American Stock Exchange, a director and audit committee chair of an oil and gas exploration and production company listed on the New York Stock Exchange and as an officer of public companies and as a director and officer of private companies.
Gerard J. Arpey: Mr. Arpey has extensive organizational management, financial and international experience serving as chairman, chief executive officer, and chief financial officer of one of the largest global airlines, service as a director of public and private companies, and service to several charitable organizations.
W. Humphrey Bogart: Mr. Bogart has extensive experience in the investment management business including as president and chief executive officer of an investment adviser and as a consultant, significant organizational management experience through start-up efforts with a national bank, service as a board member of a university medical center foundation, and multiple years of service as a Trustee.
Brenda A. Cline: Ms. Cline has extensive organizational management, financial and investment experience as executive vice president, chief financial officer, secretary and treasurer to a private foundation, service as a trustee to a private university, a children’s hospital and a school, including acting as a member of their investment and\or audit committees, extensive experience as an audit senior manager with a large public accounting firm, and multiple years of service as a Trustee.
Eugene J. Duffy: Mr. Duffy has extensive experience in the investment management business and organizational management experience as a member of senior management, service as a director of a bank, service as a chairman of a charitable fund and as a trustee to an association, service on the board of a private university and non-profit organization, service as chair to an financial services industry association, and multiple years of service as a Trustee.
Thomas M. Dunning: Mr. Dunning has extensive organizational management experience founding and serving as chairman and chief executive officer of a private company, service as a director of a private company, service as chairman of a large state municipal bond issuer and chairman of a large airport authority, also an issuer of bonds, service as a board member of a state department of transportation, service as a director of various foundations, service as chair of civic organizations, and multiple years of service as a Trustee.
Alan D. Feld: Mr. Feld has extensive experience as a business attorney, organizational management experience as chairman of a law firm, experience as a director of several publicly held companies; service as a trustee of a private university and a board member of a hospital, and multiple years of service as a Trustee.
Richard A. Massman: Mr. Massman has extensive experience as a business attorney, organizational management experience as a founding member of a law firm, experience as a senior vice president and general counsel of a large private company, service as the chairman and director of several foundations, including services on their Investment Committees and Finance Committees, chairman of a governmental board, chairman of various professional organizations and multiple years of service as a Trustee and as Independent Chair.
Barbara J. McKenna: Ms. McKenna has extensive experience in the investment management industry, organizational management experience as a member of senior management, service as a director of an investment manager, and member of numerous financial services industry associations.
R. Gerald Turner: Mr. Turner has extensive organizational management experience as president of a private university, service as a director and member of the audit and governance committees of various publicly held companies, service as a member to several charitable boards, service as a co-chair to an intercollegiate athletic commission, and multiple years of service as a Trustee.
Committees of the Board
The Trust has an Audit and Compliance Committee (“Audit Committee”).  The Audit Committee consists of Ms. Cline (Chair), and Messrs. Duffy, Alvarado, and Dunning. Mr. Massman, as Chairman of the Trust, serves on the Audit Committee in an ex-officio non-voting capacity. None of the members of the committee are “interested persons” of the Trust, as defined by the Investment Company Act. As set forth in its charter, the primary duties of the Trust’s Audit Committee are: (a) to oversee the accounting and financial reporting processes of the Trust and the Funds and their internal controls and, as the Committee deems appropriate, to inquire into the internal controls of certain third-party service providers; (b) to oversee the quality and integrity of the Trust’s financial statements and the independent audit thereof; (c) to approve, prior to appointment, the engagement of the Trust’s independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent auditors; (d) to oversee the Trust’s compliance with all regulatory obligations arising under applicable federal securities laws, rules and regulations and oversee management’s implementation and enforcement of the Trust’s compliance policies and procedures (“Compliance Program”); and (e) to coordinate the Board’s oversight of the CCO in connection with his or her implementation of the Trust’s Compliance Program. The Audit Committee met six (6) times during the fiscal year ended August 31, 2015.
The Trust has a Nominating and Governance Committee (“Nominating Committee”) that is comprised of Messrs. Feld (Chair), Turner, and Massman. As set forth in its charter, the Nominating Committee’s primary duties are: (a) to make recommendations regarding the nomination of non-interested Trustees to the Board; (b) to make recommendations regarding the appointment of an Independent Trustee as Chairman of the Board; (c) to evaluate qualifications of potential “interested” members of the Board and Trust officers; (d) to review shareholder recommendations for nominations to fill vacancies on the Board; (e) to make recommendations to the Board for nomination for membership on all committees of the Board; (f) to consider and evaluate the structure, composition and operation of the Board; (g) to review shareholder recommendations for proposals to be submitted for consideration during a meeting of Fund shareholders; and (h) to consider and make recommendations relating to the compensation of Independent Trustees and of those officers as to whom the Board is charged with approving compensation. Shareholder recommendations for Trustee candidates may be mailed in writing, including a comprehensive resume and any supporting documentation, to the Nominating Committee in care of the Secretary of the Fund. The Nominating and Governance Committee met seven (7) times during the fiscal year ended August 31, 2015.
The Trust has an Investment Committee that is comprised of Mr. Bogart (Chair), Ms. McKenna, Messrs. Armes and Arpey. Mr. Massman, as Chairman of the Trust, serves on the Investment Committee in an ex-officio non-voting capacity. As set forth in its charter, the Investment Committee’s primary duties are: (a) to review and evaluate the short- and long-term investment performance of the Manager and each of the designated sub-advisors to the Funds; (b) to evaluate recommendations by the Manager regarding the hiring or removal of designated sub-advisors to the Funds; (c) to review material changes recommended by the Manager to the allocation of Funds assets to a sub-advisor; (d) to review proposed changes recommended by the Manager to the investment objective or principal investment strategies of the Funds; and (e) to review proposed changes recommended by the Manager to the material provisions of the advisory agreement with a sub-advisor, including, but not limited to, changes to the provision regarding compensation. The Investment Committee met ten (10) times during the fiscal year ended August 31, 2015.
Trustee Ownership in the Funds
The following table shows the amount of equity securities owned in the American Beacon Funds family by the Trustees as of the calendar year ended December 31, 2014.

INTERESTED TRUSTEES
Feld
Aggregate Dollar Range of Equity Securities in all Trusts (36 Funds as of December 31, 2014)	Over $100,000

NON-INTERESTED TRUSTEES *
	Arpey	Bogart	Cline	Duffy	Dunning	Massman	McKenna	Turner
Aggregate Dollar Range of Equity Securities in all Trusts (36 Funds)	Over $100,000	$10,001-$50,000	Over $100,000	None	Over $100,000	Over $100,000	None	Over $100,000
*	Information is not shown for Messrs. Alvarado and Armes because they were not Trustees as of December 31, 2014.
As of the calendar year ended December 31, 2014, none of the Trustees owned equity securities of the Fund.
Trustee Compensation
As compensation for their service to the Trust and the American Beacon Select Funds (collectively, the “Trusts”), each Trustee is compensated from the Funds and fund complex as follows: (1) an annual retainer of $110,000; (2) meeting attendance fee (for attendance in person or via teleconference) of (a) $2,500 for attendance by Board members for each regularly scheduled Board meeting, (b) $2,500 for attendance by Committee members at meetings of the Audit Committee and the Investment Committee, (c) $1,500 for attendance by Committee members at meetings of the Nominating Committee, and (d) $2,500 for attendance by any Trustee at an annual investment research symposium sponsored by the Manager where the Investment Committee meets with designated investment sub-advisors, and (3) reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. The Trustees also may receive compensation for attendance at special Board and/or Committee meetings from time to time.
For his service as Board Chairman, Mr. Massman receives an additional annual retainer of $25,000. Although, he attends several committee meetings at each quarterly Board meeting, he receives only a single $2,500 fee each quarter for his attendance at those meetings.  The Chairman of the Audit Committee and the Chairman of the Investment Committee each also receive an additional annual retainer of $10,000.
The following table shows estimated compensation (excluding reimbursements) that will be paid by the Trust to each Trustee for the fiscal year ending August 31, 2016.*
Name of Trustee	Aggregate Compensation From the Trust	Pension or Retirement Benefits Accrued as Part of the Trust’s Expenses	Total Compensation From the Trusts
INTERESTED TRUSTEES
Alan D. Feld	$94,020	1	$97,000
NON-INTERESTED TRUSTEES
Gilbert G. Alvarado	$96,928		$100,000
Joseph B. Armes	$72,696		$75,000
Gerard J. Arpey	$104,197		$107,500
W. Humphrey Bogart	$111,467	1	$115,000
Brenda A. Cline	$104,197	1	$107,500
Eugene J. Duffy	$96,928		$100,000
Thomas M. Dunning	$96,928		$100,000
Richard A. Massman	$122,371	1	$126,250

Barbara J. McKenna	$104,197		$107,500
R. Gerald Turner	$94,020	1	$97,000
*Estimated compensation for the period December 11, 2015 – August 31, 2016.
1	Upon retirement from the Board, each of these Trustees is eligible for flight benefits afforded to Trustees who served on the Boards as of June 4, 2008 as described below.
The Boards adopted a Trustee Retirement Policy and Trustee Emeritus and Retirement Plan (“Plan”). The Plan provides that a Trustee who has served on the Boards prior to September 12, 2008, and who has reached a mandatory retirement age established by the Board (currently 75) is eligible to elect Trustee Emeritus status (“Eligible Trustees”). The Eligible Trustees are Messrs. Bogart, Feld, Massman and Turner and Ms. Cline.  The mandatory retirement age does not apply to Mr. Feld. Additionally, Eligible Trustees who have served on the Board of one or more Trusts for at least five years may elect to retire from the Board at an earlier age and immediately assume Trustee Emeritus status.  The Board has determined that, other than the Plan established for Eligible Trustees, no other retirement benefits will accrue for current or future Trustees.
Upon assuming Trustee Emeritus status, each eligible Trustee and his or her spouse (or designated companion) may receive annual flight benefits from the Trusts of up to $40,000 combined, on a tax-grossed up basis, on American Airlines (a subsidiary of the Manager’s former parent company) for a maximum period of 10 years, depending upon length of service prior to September 12, 2008. Eligible Trustees may opt to receive instead an annual retainer of $20,000 from the Trusts in lieu of flight benefits.  No retirement benefits are accrued for Board service after September 12, 2008.
A Trustee Emeritus must commit to provide certain ongoing services and advice to the Board members and the Trusts; however, a Trustee Emeritus does not have any voting rights at Board meetings and is not subject to election by shareholders of the Fund(s). Currently, two individuals who retired from the Board prior to September 12, 2008, have assumed Trustee Emeritus status. One receives an annual retainer of $20,000 from the Trusts. The other individual and his spouse receive annual flight benefits of up to $40,000 combined, on a tax-grossed up basis, on American Airlines.
Principal Officers of the Trust
The Officers of the Trust conduct and supervise its daily business. As of the date of this SAI, the Officers of the Trust, their ages, their business address and their principal occupations and directorships during the past five years are as set forth below. The address of each Officer is 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039. Each Officer serves for a term of one year or until his or her resignation, retirement, or removal. Each Officer has and continues to hold the same position with the American Beacon Select Funds as listed below for the Trust.
Name (Age)	Position and Length of Time Served with each Trust	Principal Occupation(s) and Directorships During Past 5 Years
OFFICERS
Gene L. Needles, Jr. (60)	President since 2009 Executive Vice President 2009
President, CEO and Director, American Beacon Advisors, Inc. (2009-Present); Director, Astro AB Borrower, Inc. (2015-Present); Director, Astro AB Acquisition, Inc.(2015-Present); Director, Astro AB Astro Topco, Inc. (2015-Present), President & CEO, Astro AB Holdings, LLC. (2015-Present); President, CEO and Director, Lighthouse Holdings, Inc.; (2009-2015); President and CEO, Lighthouse Holdings Parent, Inc. (2009-2015); Manager and President, American Private Equity Management, L.L.C. (2012-Present); President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present).

Jeffrey K. Ringdahl (40)	Vice President since 2010
Chief Operating Officer, American Beacon Advisors, Inc. (2010-Present); Vice President, American Private Equity Management, L.L.C. (2012-Present); Director, Astro AB Borrower, Inc. (2015-Present); Director, Astro AB Acquisition, Inc. (2015-Present); Director, Astro AB Astro Topco, Inc. (2015-Present), Chief Operating Officer, Astro AB Holdings, LLC.(2015-Present); Senior Vice President, Lighthouse Holdings, Inc. (2013-2015); Senior Vice President, Lighthouse Holdings Parent, Inc. (2013-2015); Director and Vice President, American Beacon Cayman Managed Futures Strategy Fund, Ltd.

(2014-Present); Vice President, Product Management, Touchstone Advisors, Inc. (2007-2010).
Rosemary K. Behan (56)	Vice President, Secretary and Chief Legal Officer since 2006
Secretary, American Beacon Advisors, Inc. (2006-Present); Secretary, Astro AB Borrower, Inc. (2015-Present); Secretary, Lighthouse Holdings, Inc. (2008-2015); Secretary, Lighthouse Holdings Parent, Inc. (2008-2015); Secretary, American Private Equity Management, L.L.C.(2008-Present); Secretary, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present).

Brian E. Brett (55)	Vice President since 2004	Vice President, Director of Sales, American Beacon Advisors, Inc. (2004-Present).
Erica B. Duncan (44)	Vice President since 2011	Vice President, Marketing & Client Services, American Beacon Advisors, Inc. (2011-Present); Supervisor, Brand Marketing, Invesco (2010-2011).
Michael W. Fields (61)	Vice President since 1989	Chief Fixed Income Officer (2011-Present) and Vice President, Fixed Income Investments (1988-2011), American Beacon Advisors, Inc.; Director, American Beacon Global Funds SPC (2002-2011).
Melinda G. Heika (54)	Treasurer since 2010
Treasurer, American Beacon Advisors, Inc. (2010-Present); Treasurer, Astro AB Borrower, Inc. (2015-Present); Treasurer, Lighthouse Holdings, Inc. (2010-2015); Treasurer, Lighthouse Holdings Parent Inc., (2010-2015); Treasurer, American Private Equity Management, L.L.C. (2012-Present); Director and Treasurer, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present).

Terri L. McKinney (51)	Vice President since 2010	Vice President, Enterprise Services, American Beacon Advisors, Inc. (2009-Present).
Samuel J. Silver (52)	Vice President since 2011	Vice President, Fixed Income Investments (2011-Present) and Senior Portfolio Manager, Fixed Income Investments (1999-2011), American Beacon Advisors, Inc.
Sonia L. Bates (58)	Asst. Treasurer since 2011
Director, Tax and Financial Reporting (2011-Present), Manager, Tax and Financial Reporting (2005-2010), American Beacon Advisors, Inc.; Asst. Treasurer, Astro AB Borrower, Inc. (2015-Present); Asst. Treasurer, Lighthouse Holdings, Inc. (2011-2015); Asst. Treasurer, Lighthouse Holdings Parent Inc. (2011-2015); Asst. Treasurer, American Private Equity Management, L.L.C. (2012-Present).

Christina E. Sears (43)	Chief Compliance Officer since 2004 and Asst. Secretary since 1999	Chief Compliance Officer, American Beacon Advisors, Inc. (2004-Present); Chief Compliance Officer, American Private Equity Management, L.L.C. (2012-Present).
CODE OF ETHICS
The Manager, the Trust and the Sub-Advisor each have adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act. Each Code of Ethics significantly restricts the personal trading of all employees with access to non-public portfolio information. For example, each Code of Ethics generally requires pre-clearance of all personal securities trades (with limited exceptions) and prohibits employees from purchasing or selling a security that is being purchased or sold or being considered for purchase (with limited exceptions) or sale by any Fund. In addition, the Manager’s and Trust’s Code of Ethics require employees to report trades in shares of the Trusts. Each Code of Ethics is on public file with, and may be obtained from, the SEC.
PROXY VOTING POLICIES
From time to time, the Fund may own a security whose issuer solicits a proxy vote on certain matters. The Board seeks to ensure that proxies are voted in the best interests of the Fund’s shareholders and has delegated proxy voting authority to the Manager. The Manager in turn has delegated proxy voting authority to the Sub-Advisor with respect to the Fund’s assets under the Sub-Advisor’s management. The Trust has adopted a Proxy Voting Policy and Procedures (the “Policy”) that governs proxy voting by the Manager and Sub-Advisor, including procedures to address potential conflicts of interest between the Fund’s shareholders and the Manager, the Sub-Advisor or their affiliates. The Trust’s Board of Trustees has approved the Manager’s proxy voting policies and procedures with respect to Fund assets under the Manager’s management. Please see Appendix A for a copy of the Policy. The Sub-Advisor proxy voting policy and procedures are summarized (or included in their entirety) in Appendix B. The Fund’s proxy voting record for the most recent year ended June 30 is available as of August 31 of each year upon request and without charge by calling 1-800-967-9009 or by visiting the SEC’s website at http://www.sec.gov. The proxy voting record can be found in Form N-PX on the SEC’s website.
CONTROL PERSONS AND 5% SHAREHOLDERS
A principal shareholder is any person who owns of record or beneficially 5% or more of any Class of the Fund’s outstanding shares. A control person is a shareholder that owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of the Fund. The actions of an entity or person that controls the Fund could have an effect on other shareholders. For instance, a control person may have effective voting control over the Funds or large redemptions by a control person could cause the Funds’ other shareholders to pay a higher pro rata portion of the Funds’ expenses.
As of the date of this SAI, the Manager is the sole shareholder of the Fund.
INVESTMENT SUB-ADVISORY AGREEMENT
The Fund’s Sub-Advisor is listed below with information regarding its controlling persons or entities. According to the Investment Company Act, a person or entity with control with respect to an investment advisor has “the power to exercise a controlling influence over the management or policies of a company, unless such power is solely the result of an official position with such company.” Persons and entities affiliated with the Sub-Advisor are considered affiliates for the portion of Fund assets managed by the Sub-Advisor.
Sound Point Capital Management, LP (“Sound Point” or “Sub-Advisor”)
Controlling Person/Entity	Basis of Control	Nature of Controlling Person/Entity Business
SEI Investments Management Corporation	Parent Company	Financial Services
Stephen J. Ketchum	Managing Partner	Financial Services Executive

The Sub-Advisor is located at 375 Park Ave, 25th Floor, New York, NY 10152.
The Trust, on behalf of the Fund, and the Manager have entered into an Investment Advisory Agreement with Sound Point pursuant to which the Fund has agreed to pay Sound Point an annualized sub-advisory fee that is calculated and accrued daily equal to 0.35% of the Fund’s average daily net assets.
The Investment Advisory Agreement will automatically terminate if assigned, and may be terminated without penalty at any time by the Manager, by a vote of a majority of the Trustees or by a vote of a majority of the outstanding voting securities of the Fund on no less than thirty (30) days’ nor more than sixty (60) days’ written notice to the Sub-Advisor, or by the Sub-Advisor upon sixty (60) days’ written notice to the Trust. The Investment Advisory Agreement will continue in effect provided that annually such continuance is specifically approved by a vote of the Trustees, including the affirmative votes of a majority of the Trustees who are not parties to the Agreement or “interested persons” (as defined in the Investment Company Act) of any such party, cast in person at a meeting called for the purpose of considering such approval, or by the vote of shareholders. Because the Fund has not commenced operations prior to the date of this SAI, no subadvisory fees have been paid to Sound Point.
MANAGEMENT, ADMINISTRATIVE AND DISTRIBUTION SERVICES
The Manager
The Manager located at 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039, is a Delaware corporation and wholly owned subsidiary of Astro AB Borrower, Inc. (“AB Borrower”).  AB Borrower is, in turn, a wholly-owned subsidiary of Astro AB Acquisition, Inc., which is a wholly-owned subsidiary of Astro AB Topco, Inc.,  a wholly-owned subsidiary of Astro AB Holdings, LLC (“Astro AB”). On April 30, 2015, the

Manager’s prior parent company was acquired by Astro AB, which is owned primarily by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P. (“Purchasers”), investment funds affiliated with Kelso & Company, L.P. (“Kelso”) or Estancia Capital Management, LLC (“Estancia”), which are private equity firms. The address of Kelso and its investment funds is 320 Park Avenue, 24th Floor, New York, NY 10022. The address of Estancia and its investment fund is 20865 N 90th Place, Suite 200, Scottsdale, AZ 85255. The address of Astro AB is 220 East Las Colinas Boulevard, Suite 1200, Irving, TX 75039.
Listed below are individuals and entities that may be deemed control persons of the Manager.
Controlling Person/Entity	Basis of Control/Status	Nature of Controlling Person/Entity Business/Business History
Astro AB Holdings, LLC.	Parent Company	Founded in 2015
Kelso Investment Associates VIII	Ownership in Parent Company	Investment Fund
The Manager is paid a management fee as compensation for providing the Trust with advisory and asset allocation services. The expenses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. The Management Agreement provides for the Manager to receive an annualized management fee equal to 0.05% of the average daily net assets of the Fund. Because the Fund has not commenced operations prior to the date of this SAI, no fees have been paid to the Manager.
Operating expenses directly attributable to a specific class are charged against the assets of that class. Pursuant to management and administration agreements, the Manager provides the Trust with office space, office equipment and personnel necessary to manage and administer the Trust’s operations. This includes:
complying with reporting requirements;
corresponding with shareholders;
maintaining internal bookkeeping, accounting and auditing services and records; and
supervising the provision of services to the Trust by third parties.
In addition to its oversight of the Sub-Advisor, the Manager may invest the portion of the Fund’s assets that the Sub-Advisor determine to be allocated to short-term investments.
The Fund is responsible for expenses not otherwise assumed by the Manager, including the following: audits by independent auditors; transfer agency, custodian, dividend disbursing agent and shareholder recordkeeping services; taxes, if any, and the preparation of the Fund’s tax returns; interest; costs of Trustee and shareholder meetings; preparing, printing and mailing Prospectuses and reports to existing shareholders; fees for filing reports with regulatory bodies and the maintenance of the Fund’s existence; legal fees; fees to federal and state authorities for the registration of shares; fees and expenses of Trustees; insurance and fidelity bond premiums; fees paid to service providers providing reports regarding adherence by Sub-Advisor to the investment style of the Fund; fees paid for brokerage commission analysis for the purpose of monitoring best execution practices of the Sub-Advisor; and any extraordinary expenses of a nonrecurring nature.
In addition to the management fee, the Manager is paid an administration service fee for providing administrative services to the Fund. The administration agreement provides for the Manager to receive an annualized administration fee that is calculated and accrued daily, equal to the sum of 0.30% of the net assets of each share class.  Because the Fund has not commenced operations prior to the date of this SAI, the Fund has not paid any administration fees to the Manager for the last three fiscal years.
The Manager (or another entity approved by the Board) under a distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act, is paid up to 0.25% per annum of the average daily net assets of the SP Class shares of the Fund for distribution and shareholder servicing related services, including expenses relating to selling efforts of various broker-dealers, shareholder servicing fees and the preparation and distribution of SP Class advertising material and sales literature. The Manager will receive Rule 12b-1 fees from the SP Class regardless of the amount of the Manager's actual expenses related to distribution and shareholder servicing efforts on behalf of the Class. Thus, the Manager may realize a profit or a loss based upon its actual distribution and shareholder servicing related expenditures for the SP Class. The Manager anticipates that the Rule 12b-1 plan will benefit shareholders by attracting new investments from, retaining, and servicing existing shareholders. Because the Fund has not commenced operations prior to the date of this SAI, there were no prior distribution fees pursuant to Rule 12b-1 under the Investment Company Act.
The Manager also may receive up to 25% of the net monthly income generated from the securities lending activities of the Fund as compensation for administrative and oversight functions with respect to securities lending of the Fund. As of the date of this SAI, the Fund does not intend to engage in securities lending activities.  The SEC has granted exemptive relief that permits the Fund to invest cash collateral received from securities lending transactions in shares of one or more private or registered investment companies managed by the Manager.
The Manager has contractually agreed from time to time to waive fees and/or reimburse expenses for the Fund in order to maintain competitive expense ratios for the Fund. In July of 2003, the Board approved a policy whereby the Manager may seek repayment for such fee waivers and expense reimbursements. Under the policy, the Manager can be reimbursed by the Fund for any contractual or voluntary fee waivers or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager’s own waiver or reimbursement and (b) does not cause the Fund’s Total Annual Fund Operating Expenses to exceed the previously agreed upon contractual expense limit.
The Distributor
Foreside Fund Services, LLC (“Foreside” or “Distributor”), located at Three Canal Plaza, Suite 100, Portland, Maine 04101, is the distributor and principal underwriter of the Fund’s shares. The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority (FINRA). Under a Distribution Agreement with the Trust, the Distributor acts as the agent of the Trust in connection with the continuous offering of shares of the Fund. The Distributor continually distributes shares of the Fund on a best efforts basis. The Distributor has no obligation to sell any specific quantity of Fund’s shares. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust or the Fund. Pursuant to a Sub-Administration Agreement between Foreside and the Manager, Foreside receives a fee from the Manager for providing administrative services in connection with the marketing and distribution of shares of the Trust, including the registration of Manager employees as registered representatives of the Distributor to facilitate distribution of Fund shares. Foreside also receives a fee from the Manager under a Marketing Agreement pursuant to which Foreside provides services in connection with the marketing of the Fund to institutional investors.
OTHER SERVICE PROVIDERS
State Street, located at 1 Iron Street, Boston, Massachusetts 02110, serves as custodian for the Fund. In addition to its other duties as custodian, pursuant to an Administrative Services Agreement and instructions given by the Manager, State Street may receive compensation from the Fund for investing certain excess cash balances in designated futures, forwards or registered money market funds. State Street also serves as the Fund’s Foreign Custody Manager pursuant to rules adopted under the Investment Company Act, whereby it selects and monitors eligible foreign sub-custodians.
Boston Financial Data Services (an affiliate of State Street), located at 330 W. 9th Street, Kansas City, Missouri 64105, is the transfer agent and dividend paying agent for the Trust and provides these services to Fund shareholders.

Ernst & Young LLP, which is located at 2323 Victory Avenue, Suite 2000, Dallas, Texas 75219, is the Fund’s independent registered public accounting firm.
K&L Gates LLP, 1601 K Street, NW, Washington, D.C. 20006, serves as legal counsel to the Fund.
PORTFOLIO MANAGERS
The portfolio managers to the Fund (the “Portfolio Managers”) have responsibility for the day-to-day management of accounts other than the Fund. Information regarding these other accounts has been provided by each Portfolio Manager’s firm and is set forth below. The number of accounts and assets is shown as of September 30, 2015.
	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Investment Advisor and Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Sound Point
Stephen Ketchum	4 ($335.2 mil)	6 ($1.2 bil)	26 ($5.5 bil)	None	3 ($758.3 mil)	3 ($104.4 mil)
Rick Richert	1 ($7.2 mil)	2 ($443.2 mil)	17 ($5.4 bil)	None	1 ($56.6 mil)	1 ($28.6 mil)
Conflicts of Interest
As noted in the table above, the Portfolio Managers manage accounts other than the Fund. This side-by-side management may present potential conflicts between a Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other hand. Set forth below is a description by the sub-advisor of any foreseeable material conflicts of interest that may arise from the concurrent management of the Fund and other accounts. The information regarding potential conflicts of interest was provided by the sub-advisor.
The portfolio managers have interests which may conflict with the interests of the Fund. There is no guarantee that the policies and procedures adopted by Sound Point and the Fund will be able to identify or mitigate these conflicts of interest.
While Sound Point will seek to manage potential conflicts of interest in good faith, the portfolio strategies employed by the portfolio managers and Sound Point in managing its respective Other Accounts could conflict with the transactions and strategies employed by the portfolio managers in managing the Fund and may affect the prices and availability of the securities and instruments in which the Fund invests. Conversely, participation in specific investment opportunities may be appropriate, at times, for both the Fund and Other Accounts. It is the policy of Sound Point to generally share appropriate investment opportunities (and sale opportunities) with the Other Accounts. In general and except as provided below, this means that such opportunities will be allocated pro rata among the Fund and the Other Accounts based on available capacity for such investment in each fund, taking into account available cash and the relative capital of the respective funds. Nevertheless, investment and/or opportunities may be allocated other than on a pro rata basis, if Sound Point deems in good faith that a different allocation among the Fund and the Other Accounts is appropriate, taking into account, among other considerations (a) risk-return profile of the proposed investment; (b) the Fund’s or the Other Accounts’ objectives, whether such objectives are considered solely in light of the specific investment under consideration or in the context of the portfolio’s overall holdings; (c) the potential for the proposed investment to create an imbalance in the Fund’s and the Other Accounts’ portfolios; (d) liquidity requirements of the Fund and Other Accounts; (e) tax consequences; (f) regulatory restrictions; (g) the need to re-size risk in the Fund’s or Other Accounts’ portfolios; (h) redemption/withdrawal requests from Other Accounts and anticipated future contributions into the Fund and Other Accounts; and (i) proximity of an Other Account to the end of its specified term/commitment period. Orders may be combined for all such accounts, and if any order is not filled at the same price, they may be allocated on an average price basis.

Similarly, if an order on behalf of more than one account cannot be fully executed under prevailing market conditions, securities may be allocated among the different accounts on a basis which the Advisor or its affiliates consider equitable. From time to time, the Fund and the Other Accounts may make investments at different levels of an issuer’s capital structure or otherwise in different classes of an issuer’s securities. Such investments may inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by such entities. While these conflicts cannot be eliminated, Sound Point, when practicable, will cause the Fund and the Other Accounts to hold investments in the same levels of an issuer’s capital structure in the same proportion at each level; provided, however, that neither the Fund nor any Other Account will be required to hold an investment if holding such investment would result in a violation of the provisions of the organizational documents of the Fund or the Other Account, as applicable, or constitute a breach of, or default or debt repayment event with respect to, any credit facility or other debt instrument or obligation.
Compensation
The following is a description provided by the investment sub-advisor regarding the structure of and criteria for determining the compensation of the Portfolio Managers as of September 30, 2015.
Sound Point’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary and a discretionary bonus.
Generally, portfolio managers receive base compensation and employee benefits based on their individual seniority and/or their position with the firm. In addition to base compensation, portfolio managers may receive discretionary compensation. Discretionary compensation is based on individual seniority, contributions to the sub-advisor and performance of the assets that the portfolio manager has primary responsibility for. These compensation guidelines are structured to closely align the interests of employees with those of Sound Point and its clients.
Ownership of the Fund
The Portfolio Managers’ beneficial ownership of the Fund is defined as the Portfolio Managers having the opportunity to share in any profit from transactions in the Fund, either directly or indirectly, as the result of any contract, understanding, arrangement, relationship or otherwise. Therefore, ownership of Fund shares by members of the Portfolio Managers’ immediate family or by a trust of which the Portfolio Managers are a trustee could be considered ownership by the Portfolio Managers. As of the date of this SAI, the Fund has not commenced operations. Accordingly, the Portfolio Managers do not beneficially own any shares of the Fund.
PORTFOLIO SECURITIES TRANSACTIONS
In selecting brokers or dealers to execute particular transactions, the Manager and the sub-advisor are authorized to consider “brokerage and research services” (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended), provision of statistical quotations (including the quotations necessary to determine the Fund’s net asset value), and other information provided to the Fund, to the Manager and/or to the sub- advisor (or their affiliates), provided, however, that the Manager or the sub-advisor must always seek best execution. Research and brokerage services may include information on portfolio companies, economic analyses, and other investment research services. The Trusts do not allow the Manager or sub-advisor to enter arrangements to direct transactions to broker-dealers as compensation for the promotion or sale of Trust shares by those broker- dealers. The Manager and the sub-advisor are also authorized to cause the Fund to pay a commission (as defined in SEC interpretations) to a broker or dealer who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of the commission another broker or dealer would have charged for effecting that transaction. The Manager or the sub-advisor, as appropriate, must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided, viewed in terms of that particular transaction or in terms of all the accounts over which the Manager or the sub-advisor exercises investment discretion. The fees of the sub- advisor are not reduced by reason of receipt of such brokerage and research services. However, with disclosure to and pursuant to written guidelines approved by the Board, as applicable, the Manager, or the sub-advisor (or a broker-dealer affiliated with them) may execute portfolio transactions and receive usual and customary brokerage commissions (within the meaning of Rule 17e-1 under the Investment Company Act) for doing so. Brokerage and research services obtained with Fund commissions might be used by the Manager and/or the sub-advisor, as applicable, to benefit their other accounts under management.
The Manager and the sub-advisor will place its own orders to execute securities transactions that are designed to implement the Fund’s investment objective and policies. In placing such orders, the sub-advisor will seek best execution. The full range and quality of services offered by the executing broker or dealer will be considered when making these determinations. Pursuant to written guidelines approved by the Board, as appropriate, the sub-advisor of the Fund, or its affiliated broker-dealer, may execute portfolio transactions and receive usual and customary brokerage commissions (within the meaning of Rule 17e-1 of the Investment Company Act) for doing so. The Fund’s turnover rate, or the frequency of portfolio transactions, will vary from year to year depending on market conditions and the Fund’s cash flows. High portfolio activity increases the Fund’s transaction costs, including brokerage commissions, and may result in a greater number of taxable transactions.
The Investment Advisory Agreements provide, in substance, that in executing portfolio transactions and selecting brokers or dealers, the principal objective of the sub-advisor is to seek best execution. In assessing available execution venues, the sub-advisor shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the value of any eligible research, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. Transactions with respect to the securities of small and emerging market securities in which the Fund may invest may involve specialized services on the part of the broker or dealer and thereby may entail higher commissions or spreads than would be the case with transactions involving more widely traded securities.
The Fund may establish brokerage commission recapture arrangements with certain brokers or dealers. If a sub-advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Fund. Any collateral benefit receives through participation in the commission recapture program is directed exclusively to the Fund. Neither the Manager nor the sub-advisor receive any benefits from the commission recapture program. The sub-advisor’s participation in the brokerage commission recapture program is optional. The sub-advisor retains full discretion in selecting brokerage firms for securities transactions and is instructed to use the commission recapture program for a transaction only if it is consistent with the sub-advisor’s obligation to seek the best execution available.
The Fund has not commenced operations as of the date of this SAI. Accordingly, no brokerage commissions were paid by the Fund during the previous three fiscal years and the Fund did not receive any amount as a result of participation in the commission recapture program.
REDEMPTIONS IN KIND
Although the Fund intends to redeem shares in cash, it reserves the right to pay the redemption price in whole or in part by a distribution of securities or other assets. However, shareholders always will be entitled to redeem shares for cash up to the lesser of $250,000 or 1% of the Fund’s net asset value during any 90-day period. Redemption in kind is not as liquid as a cash redemption. In addition, to the extent the Fund redeems its shares in this manner, the shareholder assumes the risk of a subsequent change in the market value of those securities, the cost of liquidating the securities and the possibility of a lack of a liquid market for those securities.

TAX INFORMATION
The tax information set forth in the Prospectus and in this section relates solely to federal income tax law and assumes that the Fund qualifies as a “regulated investment company” under the Internal Revenue Code (“RIC”) (as discussed below). The tax information in this section is only a summary of certain key federal tax considerations affecting the Fund and its shareholders and is in addition to the information provided in the Prospectus. No attempt has been made to present a complete explanation of the federal income tax treatment of the Fund or the tax implications to its shareholders. The discussions here and in the Prospectus are not intended as substitutes for careful tax planning. The information is based on the Internal Revenue Code and applicable regulations, administrative pronouncements and judicial decisions in effect on the date of this SAI. Future legislative, regulatory or administrative changes or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.
Taxation of the Fund
The Fund intends to qualify each taxable year for treatment as a RIC under Subchapter M of Chapter 1 of Subtitle A of the Internal Revenue Code. To qualify, the Fund (which is treated as a separate corporation for these purposes) must, among other requirements:
•
Derive at least 90% of its gross income each taxable year from (1) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income, including gains from options, futures or forward contracts, derived with respect to its business of investing in securities or those currencies and (2) net income derived from an interest in a “qualified publicly traded partnership” (“QPTP”) (“Gross Income Requirement”). A QPTP is a “publicly traded partnership” other than a partnership at least 90% of the gross income of which is described in clause (1);

•
Diversify its investments so that, at the close of each quarter of its taxable year: (1) at least 50% of the value of its total assets is represented by cash and cash items, Government securities, securities of other RICs, and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities (equity securities of QPTPs being considered voting securities for these purposes) and (2) not more than 25% of the value of its total assets is invested in (a) securities (other than Government securities or securities of other RICs) of any one issuer, (b) securities (other than securities of other RICs) of two or more issuers the Fund controls that are determined to be engaged in the same, similar or related trades or businesses, or (c) securities of one or more QPTPs (“Diversification Requirements”); and

•
Distribute annually to its shareholders at least 90% of its investment company taxable income (generally, net investment income plus the excess (if any) of net short-term capital gain over net long-term capital loss and net gains and losses from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) (“Distribution Requirement”).

By qualifying for treatment as a RIC, the Fund (but not its shareholders) will be relieved of federal income tax on the part of its investment company taxable income and net capital gain ( i.e. the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. Certain aspects of the tax treatment of derivative instruments, including certain equity index options and futures, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority that could affect the treatment of income from these instruments, and the character, timing and amount of the Fund’s taxable income or gains and distributions. If the Internal Revenue Service (“IRS”) were to assert successfully that income the Fund derives from these investments does not constitute qualifying income, the Fund might cease to qualify as a RIC or might be required to reduce its exposure to such investments.  If for any taxable year the Fund does not qualify for treatment as a RIC - either (1)

by failing to satisfy the Distribution Requirement, even if it satisfies the Gross Income and Diversification Requirements, or (2) by failing to satisfy the Gross Income Requirement and/or either Diversification Requirement and is unable, or determines not to, avail itself of provisions that enable a RIC to cure a failure to satisfy any of the Income and Diversification Requirements as long as the failure “is due to reasonable cause and not due to willful neglect” and the RIC pays a deductible tax calculated in accordance with those provisions and meets certain other requirements — then for federal tax purposes, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends it distributes would be taxable to its shareholders as ordinary income (or possibly, for individual and certain other non-corporate (collectively, “individual”) shareholders, as “qualified dividend income” (as described in the Prospectus)) to the extent of the Fund’s current and accumulated earnings and profits. Failure to qualify for RIC treatment would therefore have a negative impact on the Fund’s income and performance.
Furthermore, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment. It is possible that the Fund will not qualify as a RIC in any given taxable year.
The Fund will be subject to a nondeductible 4% excise tax (“Excise Tax”) to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary (taxable) income for that year and substantially all of its capital gain net income for the one-year period ending on December 31 of that year, plus certain other amounts.
Taxation of Certain Investments and Strategies
If the Fund acquires stock in a foreign corporation that is a “passive foreign investment company” (“PFIC”) (generally, any foreign corporation, with certain exceptions, that, in general, meets either of the following tests for the taxable year: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income) and holds the stock beyond the end of the year of acquisition, the Fund will be subject to federal income tax on any “excess distribution” it receives on the stock or of any gain it realizes from disposition of that stock (collectively “PFIC income”), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. Fund distributions thereof will not be eligible for the 15% and 20% maximum federal income tax rates on individuals’ “qualified dividend income” described in the Prospectus. The Fund may avoid this tax and interest if it elects to treat the PFIC as a “qualified electing fund”; however, the requirements for that election are difficult to satisfy. If such an election were made, the Fund would be required to include in its income each taxable year a portion of the ordinary income and net capital gains of the PFIC, even if the income and gains were not distributed to the Fund. Any such income and gains would be subject to the Distribution Requirement and to the calendar year Excise Tax distribution requirement.
Alternatively, the Fund may elect to “mark-to-market” its stock in a PFIC it owns at the end of its taxable year. Under such an election, the Fund (1) would include in gross income each taxable year (and treat as ordinary income) an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the Fund’s adjusted basis in the PFIC stock and (2) would be allowed a deduction (as an ordinary, not a capital, loss) for the excess, if any, of its adjusted basis in the PFIC stock over the fair market value of the PFIC stock as of the close of the taxable year, but only to the extent of any net mark-to-market gains included by the Fund for prior taxable years. The Fund’s adjusted basis in the PFIC stock would be adjusted to reflect the amounts included in income, or deducted, under this election. Any gain or loss realized on the sale or other disposition of the PFIC stock would be treated as ordinary income or loss. The Fund would not be subject to the deferred tax and interest charge discussed above with respect to PFIC stock for which a mark-to-market election has been made.
Investors should be aware that the Fund may not be able, at the time it acquires a foreign corporation’s shares, to ascertain whether the corporation is a PFIC and that a foreign corporation may become a PFIC after the Fund acquires shares therein.

Hedging strategies, such as entering into forward contracts and selling (writing) and purchasing options and futures contracts, involve complex rules that will determine for federal income tax purposes the amount, character and timing of recognition of gains and losses the Fund may realize in connection therewith. In general, the Fund’s (1) gains from the disposition of foreign currencies and (2) gains from options, futures and forward contracts derived with respect to its business of investing in securities or foreign currencies will be treated as qualifying income under the Gross Income Requirement.
The Fund may invest in one or more limited liability companies (“LLCs”) and limited partnerships (“LPs”) that will be classified for federal tax purposes as partnerships (and, except as expressly stated below, this discussion assumes that classification). LLCs and LPs in which the Fund may invest may include (1) a “publicly traded partnership” (that is, a partnership the interests in which are “traded on an established securities market” or “readily tradable on a secondary market (or the substantial equivalent thereof)”) (a “PTP”), which may be a QPTP, or (2) a non-PTP at least 90% of the income of which satisfies the Gross Income Requirement.
If an LLC or LP in which the Fund invests is a QPTP, all its net income (regardless of source) will be qualifying income to the Fund under the Gross Income Requirement. The Fund’s investment in QPTPs, together with certain other investments, however, may not exceed 25% of the value of its total assets at the end of each quarter of its taxable year in order to satisfy one of the Diversification Requirements. In addition, the Fund’s holding of more than 10% of a QPTP’s equity securities will not count toward its satisfying those requirements.
With respect to non-QPTPs, (1) if an LLC or LP (including a PTP) is treated for federal tax purposes as a corporation, distributions from it to the Fund might be treated as “qualified dividend income” and disposition of the Fund’s interest therein would generate gain or loss from the disposition of a security, or (2) if such an LLC or LP is not treated as a corporation, the Fund would be treated as having earned its proportionate share of each item of income the LLC or LP earned. In the latter case, the Fund would be able to treat its share of the entity’s income as qualifying income under the Gross Income Requirement only to the extent that income would be qualifying income if realized directly by the Fund in the same manner as realized by the LLC or LP.
Certain LLCs and LPs (e.g., private funds) in which the Fund invests may generate income and gains that are not qualifying income under the Gross Income Requirement. The Fund will monitor its investments in LLCs and LPs to assure its compliance with the requirements for qualification as a RIC.
Dividends and interest the Fund receives, and gains it realizes on foreign securities, may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions (collectively, “foreign taxes”) that would reduce the yield and/or total return on its securities. Tax treaties between certain countries and the United States may reduce or eliminate those taxes, however, and many foreign countries do not impose taxes on capital gains on investments by foreign investors.  It is impossible to determine the effective rate of foreign tax in advance, since the amount of the Fund’s assets to be invested in various countries is not known.
Some futures contracts, foreign currency contracts, and “nonequity” options ( i.e. , certain listed options, such as those on a “broad-based” securities index) - except any “securities futures contract” that is not a “dealer securities futures contract” (both as defined in the Internal Revenue Code) and any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement - in which the Fund invests may be subject to Internal Revenue Code Section 1256 (collectively, “Section 1256 contracts”). Any Section 1256 contracts the Fund holds at the end of its taxable year must be “marked-to-market” (that is, treated as having been sold at that time for its fair market value) for federal tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss realized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of Section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax. These rules may operate to increase the amount that the Fund must distribute to satisfy the Distribution

Requirement ( i.e. , with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income when distributed to them, and to increase the net capital gain the Fund recognizes, without in either case increasing the cash available to it.
Section 988 of the Internal Revenue Code also may apply to the Fund’s forward currency contracts and options and futures on foreign currencies. Under that section, each foreign currency gain or loss generally is computed separately and treated as ordinary income or loss. These gains or losses will increase or decrease the amount of the Fund’s investment company taxable income to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain. If Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to distribute any dividends, and any distributions made during that year before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as a dividend, thereby reducing each shareholder’s basis in his or her Fund shares.
Offsetting positions the Fund enters into or holds in any actively traded option, futures or forward contract may constitute a “straddle” for federal income tax purposes. Straddles are subject to certain rules that may affect the amount, character and timing of the Fund’s gains and losses with respect to positions of the straddle by requiring, among other things, that (1) losses realized on disposition of one position of a straddle be deferred to the extent of any unrealized gain in an offsetting position until the latter position is disposed of, (2) the Fund’s holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in gain being treated as short-term rather than long-term capital gain) and (3) losses recognized with respect to certain straddle positions, that otherwise would constitute short-term capital losses, be treated as long-term capital losses. Applicable regulations also provide certain “wash sale” rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and “short sale” rules applicable to straddles. Different elections are available that may mitigate the effects of the straddle rules, particularly with respect to “mixed straddles” (i.e., a straddle of which at least one, but not all, positions are Section 1256 contracts).
When a covered call option written (sold) by the Fund expires, it will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When the Fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option.
When a covered call option written by the Fund is exercised, it will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price received on the exercise plus the premium received when it wrote the option is more or less than the underlying security’s basis.
If the Fund has an “appreciated financial position” - generally, any position (i.e., an interest including an interest through an option, futures or forward contract or short sale) with respect to any stock, debt instrument (other than “straight debt”) or partnership interest the fair market value of which exceeds its adjusted basis - and enters into a “constructive sale” of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward contract the Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any Fund transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

Basis Election and Reporting
Fund shareholders who want to use an acceptable method for basis determination with respect to Fund shares other than the average basis method (the Fund’s default method), must elect to do so in writing (which may be electronic). The basis determination method the Fund shareholder elects may not be changed with respect to a redemption of shares after the settlement date of the redemption.
In addition to the requirement to report the gross proceeds from the redemption of shares, the Fund (or its administrative agent) must report to the IRS and furnish to its shareholders the basis information for Fund shares that are redeemed and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted basis determination method for their tax situation and to obtain more information about how the basis reporting law applies to them. Fund shareholders who acquire and hold shares through a financial intermediary should contact their financial intermediary for information related to the basis election and reporting.
Backup Withholding
The Fund is be required to withhold and remit to the U.S. Treasury 28% of dividends, capital gain distributions, and redemption proceeds (regardless of the extent to which gain or loss may be realized) otherwise payable to any individual shareholder who fails to certify that the taxpayer identification number furnished to the Fund is correct or who furnishes an incorrect number (together with the withholding described in the next sentence, “backup withholding”). Withholding at that rate also is required from the Fund’s dividends and capital gain distributions otherwise payable to such a shareholder who (1) is subject to backup withholding for failure to report the receipt of interest or dividend income properly or (2) fails to certify to the Fund that he or she is not subject to backup withholding or that it is a corporation or other “exempt recipient.” Backup withholding is not an additional tax; rather, any amounts so withheld may be credited against your federal income tax liability or refunded.
Non-U.S. Shareholders
Dividends from the Fund’s investment company taxable income that are paid to a shareholder who is a non-resident alien individual or foreign entity (a “non-U.S. person”) generally are subject to 30% federal withholding tax unless a reduced rate of withholding or a withholding exemption is provided under an applicable treaty.  However, two categories of dividends paid by the Fund, "short-term capital gain dividends" and "interest-related dividends," will be exempt from that tax for the period mentioned below. "Short-term capital gain dividends" are dividends that are attributable to net short-term gain, computed with certain adjustments. "Interest-related dividends" are dividends that are attributable to "qualified net interest income" (i.e., "qualified interest income," which generally consists of certain original issue discount ("OID"), interest on obligations "in registered form," and interest on deposits, less allocable deductions) from sources within the United States. The exemption from withholding tax will apply to short-term capital gain dividends and interest-related dividends the Fund pays to non-U.S. persons, with certain exceptions, only with respect to Fund taxable years that began before January 1, 2015 (unless the period for the exemption's applicability is extended by legislation, which has occurred frequently in the past). Non-U.S. persons are urged to consult their own tax advisers concerning the applicability of that withholding tax.
Foreign Account Tax Compliance Act (“FATCA”)
Under FATCA, “foreign financial institutions” (“FFIs”) or “non-financial foreign entities” (“NFFEs”) that are Fund shareholders may be subject to a generally nonrefundable 30% withholding tax on (1) income dividends the Fund pays and (2) certain capital gain distributions and the proceeds of a redemption of Fund shares it pays after December 31, 2016. As discussed below, the FATCA withholding tax generally can be avoided (a) by an FFI, if it reports certain information regarding direct and indirect ownership of financial accounts U.S. persons hold with the FFI and (b) by an NFFE, if it certifies its status as such and, in certain circumstances, that (i) it has no substantial U.S. persons as owners or (ii) it does have such owners and reports information relating to them to the withholding agent (which may be the Fund).
The U.S. Treasury Department has negotiated intergovernmental agreements (“IGAs”) with certain countries and is in various stages of negotiations with other foreign countries with respect to alternative approaches to implement FATCA.  Entities in those countries may be required to comply with the terms of the IGA instead of Treasury regulations, as described below.
An FFI can avoid FATCA withholding by becoming a “participating FFI,” which requires the FFI to enter into a tax compliance agreement with the IRS under the Internal Revenue Code. Under such an agreement, a participating FFI agrees to (1) verify and document whether it has U.S. accountholders, (2) report certain information regarding their accounts to the IRS, and (3) meet certain other specified requirements.
An FFI resident in a country that has entered into a Model I IGA with the United States must report to that country’s government (pursuant to the terms of the applicable IGA and applicable law), which will, in turn, report to the IRS. An FFI resident in a Model II IGA country generally must comply with U.S. regulatory requirements, with certain exceptions, including the treatment of recalcitrant accountholders. An FFI resident in one of those countries that complies with whichever of the foregoing applies will be exempt from FATCA withholding.
Those foreign shareholders also may fall into certain exempt, excepted, or deemed compliant categories established by Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in the Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA to avoid FATCA withholding. The requirements imposed by FATCA are different from, and in addition to, the tax certification rules to avoid backup withholding described above. Foreign investors are urged to consult their tax advisers regarding the application of these requirements to their own situation and the impact thereof on their investment in the Fund.
Other Taxes
Statutory rules and regulations regarding state and local taxation of ordinary income, qualified dividend income and capital gain distributions may differ from the federal income taxation rules described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s participation situation.
DESCRIPTION OF THE TRUST
The Trust is an entity of the type commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for its obligations. However, the Trust’s Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trust may maintain appropriate insurance (for example, fidelity bonding) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents to cover possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations. The Trust has not engaged in any other business.
The Trust was originally created to manage money for large institutional investors, including pension and 401(k) plans for American Airlines Group, Inc. The following individuals (and members of that individual’s “immediate family”), are eligible to purchase shares of the Institutional Class with an initial investment of less than $250,000 (i) employees of the Manager, (ii) employees of a sub-advisor for Funds where it serves as sub-advisor, (iii) members of the Board, (iv) employees of Kelso/Estancia, and (v) members of the Manager’s Board of Directors. The term “immediate family” refers to one’s spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons and daughters-in-law, a sibling’s spouse, a spouse’s sibling, aunts, uncles, nieces and nephews; relatives by virtue of remarriage (step-children, step-parents, etc.) are included. Any shareholders that the Manager transfers to the Institutional Class upon termination of the class of shares in which the shareholders were originally invested is also eligible for purchasing shares of the Institutional Class with an initial investment of less than $250,000.
The Institutional Class was created to manage money for large institutional investors, including pension and 401(k) plans. The SP Class was created to provide holders of the Investors Class shares of the Sound Point Fund with a comparable share class after the reorganization of the Sound Point Fund into the AB Fund.
FINANCIAL STATEMENTS
Investors in the Fund will be informed of the Fund’s progress through periodic reports. Financial statements that will be subject to audit by an independent registered public accounting firm will be submitted to shareholders at least annually. The Fund will adopt the financial statements of the Sound Point Fund. Those financial statements were audited by other registered public accounting firms.

APPENDIX A

AMERICAN BEACON ADVISORS, INC.

SUMMARY OF PROXY VOTING POLICY AND PROCEDURES
Proxy voting is an important component of investment management and must be performed in a dutiful and purposeful fashion in order to secure the best long-term interests of the advisory clients of American Beacon Advisors, Inc. (“AmBeacon”). AmBeacon’s proxy voting policies and procedures are designed to implement AmBeacon’s duty to vote proxies in clients’ best interests. Given that AmBeacon manages portfolios that invest solely in fixed-income securities, the only securities for which we expect to receive proxies are money market mutual funds. As such, the proxy voting policies and procedures set forth voting guidelines for the proxy issues and proposals common to money market funds.
For routine proposals that will not change the structure, bylaws or operations of the money market fund, AmBeacon’s policy is to support management; however, each proposal will be considered individually focusing on the financial interests of the client portfolio. Non-routine proposals, such as board elections, advisory contract and distribution plan approvals, investment objective changes, and mergers, will generally be reviewed on a case-by-case basis with AmBeacon first and foremost considering the effect of the proposal on the portfolio.
Items to be evaluated on a case-by-case basis and proposals not contemplated in the policies set forth above will be assessed by AmBeacon. In these situations, AmBeacon will use its judgment to vote in the best interest of the client portfolio. For all proposals, especially controversial or case-by-case evaluations, AmBeacon will be responsible for individually identifying significant issues that could impact the investment performance of the portfolio.
AmBeacon manages portfolios for the American Beacon Funds (the “Beacon Funds”) and the American Beacon Select Funds (the “Select Funds”). AmBeacon may invest a Beacon Fund in shares of one or more Select Funds. If a Select Fund solicits a proxy for which a Beacon Fund is entitled to vote, AmBeacon’s interests as manager of the Select Fund seeking shareholder votes may conflict with the interests of the Beacon Fund as shareholder of the Select Fund. To avoid the appearance of a conflict of interests in these cases, AmBeacon will vote the Beacon Fund’s shares in accordance with the Beacon Fund’s Board of Trustees’ recommendations in the proxy statement.

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AMERICAN BEACON FUNDS
AMERICAN BEACON SELECT FUNDS
PROXY VOTING POLICY AND PROCEDURES
Last Amended July 1, 2012
Preface
Proxy voting is an important component of investment management and must be performed in a dutiful and purposeful fashion in order to secure the best long-term interests of shareholders of the American Beacon Funds and the American Beacon Select Funds (collectively, the “Funds”). Therefore, these Proxy Voting Policy and Procedures (the “Policy”) have been adopted by the Funds.
The Funds are managed by American Beacon Advisors, Inc. (the “Manager”). The Manager allocates discrete portions of the American Beacon Funds among sub-advisors, but the Manager may directly manage all or a portion of the assets of certain Funds directly. The Funds’ Boards of Trustees have delegated proxy voting authority to the Manager. The Manager has in turn delegated proxy voting authority to each sub-advisor with respect to the sub-advisor’s respective portion of the Fund(s) under management, but the Manager has retained the authority to override a proposed proxy voting decision by a sub-advisor. For the securities held in their respective portion of each Fund, the Manager and the sub-advisors make voting decisions pursuant to their own proxy voting policies and procedures, which have been adopted by the applicable Fund and approved by the applicable Fund’s Board of Trustees.
Conflicts of Interest
The Board of Trustees seeks to ensure that proxies are voted in the best interests of Fund shareholders. For certain proxy proposals, the interests of the Manager, the sub-advisors and/or their affiliates may differ from Fund shareholders’ interests. To avoid the appearance of impropriety and to fulfill their fiduciary responsibility to shareholders in these circumstances, the Manager and the sub-advisors are required to establish procedures that are reasonably designed to address material conflicts between their interests and those of the Funds.
When a sub-advisor deems that it is conflicted with respect to a voting matter, its policy may call for it to seek voting instructions from the client. The Manager is authorized by the Boards of Trustees to consider any such matters and provide voting instructions to the sub-advisor, unless the Manager has determined that its interests are conflicted with Fund shareholders with respect to the voting matter. In those instances, the Manager will vote in accordance with the recommendation of a third-party proxy voting advisory service.
Each American Beacon Fund has the ability to invest in the shares of any of the American Beacon Select Funds. For example, the American Beacon High Yield Bond Fund may purchase shares of the American Beacon Money Market Select Fund. If the American Beacon Money Market Select Fund issues a proxy for which the American Beacon High Yield Bond Fund is entitled to vote, the Manager’s interests regarding the Money Market Fund might appear to conflict with the interests of the shareholders of the High Yield Bond Fund. In these cases, the Manager will vote in accordance with the American Beacon Select Funds Board of Trustees’ recommendations in the proxy statement.
If the methods for addressing conflicts of interest, as described above, are deemed by the Manager to be unreasonable due to cost, timing or other factors, then the Manager may decline to vote in those instances.
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Securities on Loan
The Manager shall engage a proxy voting service to notify the Manager before the record date about the occurrence of future shareholder meetings, as feasible. The Manager will determine whether or not to recall shares of the applicable security that are on loan with the intent of the Manager or the sub-advisor, as applicable, voting such shares. The Manager’s determination shall be based on factors which may include the nature of the meeting (i.e., annual or special), the percentage of the proxy issuer’s outstanding securities on loan, any other information regarding the proxy proposals of which the Manager may be aware, and the loss of securities lending income to the Fund as a result of recalling the shares on loan.
Recordkeeping
The Manager and the sub-advisors shall maintain records of all votes cast on behalf of the Funds. Such documentation will include the firm’s proxy voting policies and procedures company reports provided by proxy voting advisory services, additional information gathered by the Manager or sub-advisor that was material to reaching a voting decision, and communications to the Manager regarding any identified conflicts. The Manager and the sub-advisors shall maintain voting records in a manner to facilitate the Funds’ production of the Form N-PX filing on an annual basis.
Disclosure
The Manager will coordinate the compilation of the Funds’ proxy voting record for each year ended June 30 and file the required information with the SEC via Form N-PX by August 31. The Manager will include a summary of the Policy and/or the proxy voting policies and procedures of the Manager and the sub-advisors, as applicable, in each Fund’s Statement of Additional Information (“SAI”). In each Fund’s annual and semi-annual reports to shareholders, the Manager will disclose that a description of the Policy and/or the proxy voting policies and procedures of the Manager and the sub-advisors, as applicable, is a) available upon request, without charge, by toll-free telephone request, b) on the Funds’ website (if applicable), and c) on the SEC’s website in the SAI. The SAI and shareholder reports will also disclose that the Funds’ proxy voting record is available by toll-free telephone request (or on the Funds’ website) and on the SEC’s website by way of the Form N-PX. Within three business days of receiving a request, the Manager will send a copy of the policy description or voting record by first-class mail.
Manager Oversight
The Manager shall review a sub-advisor’s proxy voting policies and procedures for compliance with this Policy and applicable laws and regulations prior to initial delegation of proxy voting authority and on at least an annual basis thereafter.
Board Oversight
On at least an annual basis, the Manager will present a summary of the voting records of the Funds to the Boards of Trustees for their review. The Manager will notify the Boards of Trustees of any material changes to its proxy voting policies and procedures.

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APPENDIX B

SOUND POINT CAPITAL MANAGEMENT, L.P.
PROXY VOTING POLICY
POLICY REGARDING PROXY VOTING
Purpose and Scope
The purpose of this policy and its related procedures regarding voting proxies for securities held in Client accounts and for which Sound Point has been delegated proxy voting authority (“Client Proxies”) is to establish guidelines regarding Client Proxies that are reasonably designed to conform with the requirements of applicable law (this “Policy”).
General Policy
Rule 206(4)-6 of the Advisers Act requires a registered investment adviser that exercises proxy voting authority over client securities to: (i) adopt and implement written policies and procedures that are reasonably designed to ensure that the investment adviser votes proxies related to client securities in the best interest of its Clients; (ii) ensure that the written policies and procedures address material conflicts that may arise between the interests of the investment adviser and those of its Clients; (iii) describe its proxy voting procedures to clients, and provide copies of such procedures upon request by such clients; and (iv) disclose to clients how they may obtain information from the investment adviser about how the adviser voted with respect to their securities. Sound Point is committed to implementing policies and procedures that conform to the requirements of the Advisers Act. To that end, it has implemented this Policy to facilitate Sound Point’s compliance with Rule 206(4)-6 and to ensure that proxies related to Client Securities are voted (or not voted) in a manner consistent with the best interest of its Clients.
Proxy Voting Policy
Rule 206(4)-6 of the Advisers Act requires a registered investment adviser that exercises its authority to vote Client Proxies to: (i) adopt and implement written policies and procedures that are reasonably designed to ensure that the investment adviser votes Client Proxies in the best interest of its Clients; (ii) ensure that the written policies and procedures address material conflicts that may arise between the interests of the investment adviser and those of its Clients; (iii) describe its proxy voting procedures to clients, and provide copies of such procedures upon request by such clients; and (iv) disclose to clients how they may obtain information from the investment adviser about how the adviser voted their proxies.
Sound Point generally has proxy voting authority over securities held in Client accounts for which it has discretionary investment management responsibility. Proxy voting, however, is not an integral component of Sound Point’s investment strategy, which focuses primarily on investments and trading in fixed income, credit and credit-linked securities (collectively referred to herein as “credit positions”). These types of securities do not typically convey voting rights to the holder. To the extent Clients holds equity securities, it will generally be for the purpose of hedging credit positions or for short-term trading strategies. Sound Point’s policy with respect to the exercise of its proxy voting authority is to vote proxies only where it believes that the vote is likely to have a material positive economic impact (or to avoid a material negative economic impact) on the value of the underlying credit position (taking into account any related hedges) or the short-term trading strategy employed for the client accounts. If Sound Point does not believe the exercise of a proxy vote right will have a material economic impact on the Client account, Sound Point generally will not exercise its voting authority with respect to a proxy. In addition, Sound Point may elect to not vote a proxy if the cost of voting, or time commitment required to vote a proxy outweighs the expected benefits of voting the proxy.

These policies and procedures do not mandate that Sound Point vote every Client Proxy that it receives. There may be circumstances when refraining from voting a proxy is in a Client’s best interest, such as when and if Sound Point determines that the cost of voting the proxy exceeds the expected benefit to the Client. Further, Sound Point will not vote proxies for which a Client has not delegated voting authority to Sound Point. Sound Point shall vote all proxies related to Client Accounts where such account has mandated such practice (e.g. 40 Act Clients).
Proxy Voting Procedures
Procedures
The CCO is responsible for determining whether a particular proxy vote may have a material economic impact on an underlying Client position or trading strategy and, if so, instructing the custodian to act in the manner which the CCO believes will increase the value of the underlying credit position or short-term trading strategy. In make any such determination, the CCO shall consider any potential conflicts of interest which may exist and shall at all times act in the manner in which he believes will further the economic interests of the clients. The CCO shall document the rationale for any decision to vote or not to vote a proxy.
Sound Point may retain a third-party to assist it in coordinating and voting Client Proxies. If so, the CCO will monitor the third-party to assure that all proxies are being properly voted and appropriate records are being retained.
Any employee, officer or director of Sound Point receiving an inquiry directly from a company holding a proxy contest must promptly notify the CCO.
Conflicts of Interest
Sound Point will not put its own interests ahead of a Client’s interest at any time, and will resolve any potential conflicts between its interests and those of its Clients in favor of its Clients. The CCO will be primarily responsible for determining whether a conflict of interest exists in connection with any Client Proxy vote. The CCO will presume a conflict of interest to exist whenever Sound Point or any partner, member, affiliate, subsidiary or employee of Sound Point has a personal or business interest in the outcome of a particular matter before shareholders.
Limitations on Proxy Voting
Sound Point will not be obliged to vote a Client Proxy if Sound Point reasonably determines that the cost of voting such Securities would exceed the expected benefit to the Client.
Disclosure to Clients
Form ADV Disclosure
Sound Point will disclose in Part 2A of its Form ADV that Clients may contact the CCO during regular business hours, via email or telephone, to obtain information on how Sound Point voted such Client’s proxies for the past 5 years. The summary of this Policy included in Sound Point’s Part 2A of its Form ADV will be updated whenever this Policy is revised. Clients may also receive a copy of this Policy upon their request.
Note that updating the Form ADV with a change to the proxy voting policy outside of the annual update is voluntary. However, Sound Point will need to communicate to the Client any changes to this Policy affecting its fiduciary duty.
Client Requests for Information

Clients and Private Fund Investors may request a copy of this Policy and/or information about how Sound Point has voted securities in their behalf (or, with respect to a Private Fund) account by contacting Sound Point. Sound Point will not disclose proxy votes made on behalf of a Client to other Clients or third parties unless specifically requested, in writing, by the Client. However, to the extent that Sound Point may serve as sub-adviser to another adviser to a client, Sound Point will be deemed to be authorized to provide proxy voting records on such Accounts to such other adviser.
Recordkeeping
In accordance with the recordkeeping requirements of Rule 204-2 of the Advisers Act, Sound Point will, for a period of at least 5 years from the end of the fiscal year during which the record was finalized, maintain or have ready access to the following documents, the first 2 years in an appropriate office of Sound Point:
(i) a copy of this Policy;
(ii) a copy of each proxy statement received by Sound Point regarding Securities held on behalf of its Clients;
(iii) a record of each vote cast by Sound Point on behalf of its Clients;
(iv) a copy of any documents prepared by Sound Point that were material to making a decision how to vote, or that memorialized the basis for such decision; and
(v) a copy of each written request received from a Client as to how Sound Point voted proxies on its behalf, and a copy of any written response from Sound Point to any (written or oral) Client request for information on how Sound Point voted proxies on its behalf.
To fulfill some of these recordkeeping requirements, Sound Point may rely on proxy statements filed on EDGAR and proxy statements and records of proxy votes cast that are maintained with a proxy voting service or other third-party, provided that Sound Point has obtained an undertaking from such third-party to provide a copy of the documents promptly upon request.
Additionally Sound Point shall collect proxy information necessary for the preparation and filing of any required forms, such as Form N-PX.
Sound Point will retain each of the records listed above in accordance with Sound Point’s Policy Regarding Recordkeeping.
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APPENDIX C

RATINGS DEFINITIONS
Below are summaries of the ratings definitions used by some of the rating organizations. Those ratings represent the opinion of the rating organizations as to the credit quality of the issues that they rate. The summaries are based upon publicly available information provided by the rating organizations.
Ratings of Long-Term Obligations and Preferred Stocks — The Funds utilize ratings provided by rating organizations in order to determine eligibility of long-term obligations. The ratings described in this section may also be used for evaluating the credit quality for preferred stocks.
Credit ratings typically evaluate the safety of principal and interest payments, not the market value risk of bonds. The rating organizations may fail to update a credit rating on a timely basis to reflect changes in economic or financial conditions that may affect the market value of the security. For these reasons, credit ratings may not be an accurate indicator of the market value of a bond.
The four highest Moody’s ratings for long-term obligations (or issuers thereof) are Aaa, Aa, A and Baa. Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk. Obligations rated Aa are judged to be of high quality and are subject to very low credit risk. Obligations rated A are considered upper-medium grade and are subject to low credit risk. Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.
Moody’s ratings of Ba, B, Caa, Ca and C are considered below investment grade. Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk. Obligations rated B are considered speculative and are subject to high credit risk. Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk. Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest. Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest. Moody’s also appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
The four highest Standard & Poor’s ratings for long-term obligations are AAA, AA, A and BBB. An obligation rated AAA has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong. An obligation rated AA differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong. An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong. An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
Standard & Poor’s ratings of BB, B, CCC, CC, C and D are considered below investment grade and are regarded as having significant speculative characteristics. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions. An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation. An obligation rated CCC is currently vulnerable to
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nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. An obligation rated CC is currently highly vulnerable to nonpayment. The CC rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default. An obligation rated C is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher. An obligation rated D is in default or in breach of an imputed promise. For non-hybrid capital instruments, the D rating category is used when payments on an obligation are not made on the date due unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The D rating also will be used upon the filing of a bankruptcy petition or the taking similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to D if it is subject to a distressed exchange offer.
The four highest ratings for long-term obligations by Fitch Ratings are AAA, AA, A and BBB. Obligations rated AAA are deemed to be of the highest credit quality. AAA ratings denote the lowest expectation of default risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events. Obligations rated AA are deemed to be of very high credit quality. AA ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events. Obligations rated A are deemed to be of high credit quality. An A rating denotes expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings. Obligations rated BBB are deemed to be of good credit quality. BBB ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.
Fitch’s ratings of BB, B, CCC, CC, C, RD and D are considered below investment grade or speculative grade. Obligations rated BB are deemed to be speculative. BB ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments. Obligations rated B are deemed to be highly speculative. B ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment. Obligations rated CCC indicate, for issuers and performing obligations, default is a real possibility. Obligations rated CC indicate, for issuers and performing obligations, default of some kind appears probable. Obligations rated C indicate exceptionally high levels of credit risk.  Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a ‘C’ category rating for an issuer include: (a) the issuer has entered into a grace or cure period following non-payment of a material financial obligation; (b) the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or (c) Fitch Ratings otherwise believes a condition of ‘RD’ or ‘D’ to be imminent or inevitable, including through the formal announcement of a distressed debt exchange. Obligations rated RD indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include: (a) the selective payment default on a specific class or currency of debt; (b) the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation; (c) the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or (d) execution of a distressed debt exchange on one or more material financial obligations. Obligations rated D indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise cease business.
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Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange. “Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future. In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.
Ratings of Municipal Obligations — Moody’s ratings for short-term investment-grade municipal obligations are designated Municipal Investment Grade (MIG or VMIG in the case of variable rate demand obligations) and are divided into three levels — MIG/VMIG 1, MIG/VMIG 2 and MIG/VMIG 3. Factors used in determination of ratings include liquidity of the borrower and short-term cyclical elements. The MIG/VMIG 1 rating denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing. The MIG/VMIG 2 rating denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group. The MIG/VMIG 3 rating denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established. An SG rating denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
Standard & Poor’s uses SP-1, SP-2, and SP-3 to rate short-term municipal obligations. A rating of SP-1 denotes a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation. A rating of SP-2 denotes a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes. A rating of SP-3 denotes a speculative capacity to pay principal and interest.
Ratings of Short-Term Obligations — Moody’s short-term ratings, designated as P-1, P-2, P-3, or NP, are opinions of the ability of issuers to honor short-term financial obligations that generally have an original maturity not exceeding thirteen months. The rating P-1 is the highest short-term rating assigned by Moody’s and it denotes an issuer (or supporting institution) that has a superior ability to repay short-term debt obligations. The rating P-2 denotes an issuer (or supporting institution) that has a strong ability to repay short-term debt obligations. The rating P-3 denotes an issuer (or supporting institution) that has an acceptable ability for repayment of senior short-term policyholder claims and obligations.  The rating NP denotes an issuer (or supporting institutions) that does not fall within any of the Prime rating categories.
Standard & Poor’s short-term ratings are generally assigned to obligations with an original maturity of no more than 365 days — including commercial paper. A short-term obligation rated A-1 is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong. A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory. A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. A short-term obligation rated B is regarded as having significant speculative characteristics. Ratings of B-1, B-2, and B-3 may be assigned to indicate finer distinctions within the B category. The obligor currently has the capacity to meet its financial commitment; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor
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to meet its financial commitment on the obligation. A short-term obligation rated D is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

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PART C
OTHER INFORMATION

Item 15.  Indemnification

See (i) the Amended and Restated Declaration of Trust (the “Declaration of Trust”) of American Beacon Funds (the “Trust” or the “Registrant”), attached as Exhibit (a)(1) to Post-Effective Amendment No. 225 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-11387 and 811-04984) (the “Registration Statement”) filed with the Securities and Exchange Commission (the “SEC”) on June 30, 2015, and (ii) the Amended and Restated Bylaws (the “Bylaws”), attached as Exhibit (b) to Post-Effective Amendment No. 184 to the Registration Statement filed with the SEC on April 29, 2014.

Article XI of the Declaration of Trust of the Trust provides that:

Limitation of Liability

Section 1.      Provided they have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interest of the Trust, the Trustees shall not be responsible for or liable in any event for neglect or wrongdoing of them or any officer, agent, employee or investment adviser of the Trust, but nothing contained herein shall protect any Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Indemnification

Section 2.

(a)      Subject to the exceptions and limitations contained in paragraph (b) below:

(i)      every person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as “Covered Person”) shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been a Trustee or officer and against amounts paid or incurred by him or her in the settlement thereof;

(ii)      the words “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words “liability” and “expenses” shall include, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b)      No indemnification shall be provided hereunder to a Covered Person:
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(i)      who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office or (B) not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Trust; or

(ii)      in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office: (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither interested persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry); provided, however, that any Shareholder may, by appropriate legal proceedings, challenge any such determination by the Trustees, or by independent counsel.

(c)      The rights of indemnification herein provided may be insured against by policies maintained by the Trust shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law.

(d)      Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 2 may be paid by the Trust from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust if it is ultimately determined that he or she is not entitled to indemnification under this Section 2; provided, however, that:

(i)       such Covered Person shall have provided appropriate security for such undertaking,

(ii)      the Trust is insured against losses arising out of any such advance payments or

(iii)     either a majority of Trustees who are neither interested persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 2.
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Shareholders

Section 3.      In case any Shareholder or former Shareholder of the Trust shall be held to be personally liable solely by reason of his or her being or having been a Shareholder and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against any loss and expense arising from such liability. The Trust shall, upon request by the Shareholder, assume the defense of any claim made against the Shareholder for any act or obligation of the Trust or applicable Series and satisfy any judgment thereon.

Numbered Paragraph 8 of the Management Agreement provides that:

8. Limitation of Liability of the Manager. The Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Trust or any Fund in connection with the matters to which this Agreement relate except a loss resulting from the willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. Any person, even though also an officer, partner, employee, or agent of the Manager, who may be or become an officer, Board member, employee or agent of a Trust shall be deemed, when rendering services to a Trust or acting in any business of a Trust, to be rendering such services to or acting solely for a Trust and not as an officer, partner, employee, or agent or one under the control or direction of the Manager even though paid by it.

Numbered Paragraph 9 of the Investment Advisory Agreement with Sound Point Capital Management, L.P., Inc. provides that:
9. Liability of Adviser.  The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement, provided however, the Adviser agrees to indemnify and hold harmless, the Manager, any affiliated person within the meaning of Section 2(a)(3) of the Investment Company Act, and each person, if any, who, within the meaning of Section 15 of the Securities Act, controls the Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Manager or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of the Adviser’s responsibilities to the Trust which may be based upon any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the Adviser’s obligations and/or duties under this Agreement by the Adviser or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Adviser. The indemnification in this Section shall survive the termination of this Agreement.

Numbered Paragraph 11 of the Administration Agreement provides that:

11. Limitation of Liability of American Beacon Advisors, Inc. (“ABA”). ABA shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Trust or any Series in connection with the matters to which this Agreement relate except a loss resulting from the willful misfeasance, bad faith or gross negligence on its part in the performance of its duties
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or from reckless disregard by it of its obligations and duties under this Agreement. Any person, even though also an officer, partner, employee, or agent of ABA, who may be or become an officer, Board member, employee or agent of a Trust shall be deemed, when rendering services to any Trust or acting in any business of a Trust, to be rendering such services to or acting solely for the Trust and not as an officer, partner, employee, or agent or one under the control or direction of ABA even though paid by it.

Section 4.2 of the Distribution Agreement provides that:

(a)   Notwithstanding anything in this Agreement to the contrary, Foreside shall not be responsible for, and the Clients shall on behalf of each applicable Fund or Class thereof, indemnify and hold harmless Foreside, its employees, directors, officers and managers and any person who controls Foreside within the meaning of section 15 of the Securities Act or section 20 of the Securities Exchange Act of 1934, as amended, (for purposes of this Section 4.2(a), "Foreside Indemnitees") from and against, any and all losses, damages, costs, charges, reasonable counsel fees, payments, liabilities and other expenses of every nature and character (including, but not limited to, direct and indirect reasonable reprocessing costs) arising out of or attributable to all and any of the following (for purposes of this Section 4.2(a), a "Foreside Claim"):

(i)   any action (or omission to act) of Foreside or its agents taken in connection with this Agreement; provided, that such action (or omission to act) is taken in good faith and without willful misfeasance, negligence or reckless disregard by Foreside of its duties and obligations under this Agreement;

(ii)  any untrue statement of a material fact contained in the Registration Statement or arising out of or based upon any alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon, and in conformity with, information furnished to the Clients in connection with the preparation of the Registration Statement or exhibits to the Registration Statement by or on behalf of Foreside;

(iii) any material breach of the Clients' agreements, representations, warranties, and covenants in Sections 2.9 and 5.2 of this Agreement; or

(iv)  the reliance on or use by Foreside or its agents or subcontractors of information, records, documents or services which have been prepared, maintained or performed by the Clients or any agent of the Clients, including but not limited to any Predecessor Records provided pursuant to Section 2.9(b).

(b)   Foreside will indemnify, defend and hold the Clients and their several officers and members of their Governing Bodies and any person who controls the Clients within the meaning of section 15 of the Securities Act or section 20 of the Securities Exchange Act of 1934, as amended, (collectively, the "Clients Indemnitees" and, with the Foreside Indemnitees, an "Indemnitee"), free and harmless from and against any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other expenses of every nature and character (including the cost of investigating or defending such claims, demands, actions, suits or
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liabilities and any reasonable counsel fees incurred in connection therewith), but only to the extent that such claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other expenses result from, arise out of or are based upon all and any of the following (for purposes of this Section 4.2(c), a "Clients Claim" and, with a Foreside Claim, a "Claim"):

(i)  any material action (or omission to act) of Foreside or its agents taken in connection with this Agreement, provided that such action (or omission to act) is not taken in good faith and with willful misfeasance, negligence or reckless disregard by Foreside of its duties and obligations under this Agreement.

(ii)  any untrue statement of a material fact contained in the Registration Statement or any alleged omission of a material fact required to be stated or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon, and in conformity with, information furnished to the Clients in writing in connection with the preparation of the Registration Statement by or on behalf of Foreside; or

(iii) any material breach of Foreside's agreements, representations, warranties and covenants set forth in Section 2.4 and 5.1 hereof

(d)   The Clients or Foreside (for purpose of this Section 4.2(d), an "Indemnifying Party") may assume the defense of any suit brought to enforce any Foreside Claim or Clients Claim, respectively, and may retain counsel chosen by the Indemnifying Party and approved by the other Party, which approval shall not be unreasonably withheld or delayed. The Indemnifying Party shall advise the other Party that it will assume the defense of the suit and retain counsel within ten (10) days of receipt of the notice of the claim. If the Indemnifying Party assumes the defense of any such suit and retains counsel, the other Party shall bear the fees and expenses of any additional counsel that they retain. If the Indemnifying Party does not assume the defense of any such suit, or if other Party does not approve of counsel chosen by the Indemnifying Party, or if the other Party has been advised that it may have available defenses or claims that are not available to or conflict with those available to the Indemnifying Party, the Indemnifying Party will reimburse any Indemnitee named as defendant in such suit for the reasonable fees and expenses of any counsel that the Indemnitee retains. An Indemnitee shall not settle or confess any claim without the prior written consent of the applicable Client, which consent shall not be unreasonably withheld or delayed.

(e)   An Indemnifying Party's obligation to provide indemnification under this section is conditioned upon the Indemnifying Party receiving notice of any action brought against an Indemnitee within twenty (20) days after the summons or other first legal process is served. Such notice shall refer to the Person or Persons against whom the action is brought. The failure to provide such notice shall not relieve the Indemnifying Party of any liability that it may have to any Indemnitee except to the extent that the ability of the party entitled to such notice to defend such action has been materially adversely affected by the failure to provide notice.

(f)   The provisions of this section and the parties' representations and warranties in this Agreement shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Indemnitee and shall survive the sale and redemption of any Shares made
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pursuant to subscriptions obtained by Foreside. The indemnification provisions of this section will inure exclusively to the benefit of each person that may be an Indemnitee at any time and their respective successors and assigns (it being intended that such persons be deemed to be third party beneficiaries under this Agreement).

Section 4.3 of the Distribution Agreement provides that:

Notwithstanding anything in this Agreement to the contrary, except as specifically set forth below:

(a)   Neither Party shall be liable for losses, delays, failure, errors, interruption or loss of data occurring directly or indirectly by reason of circumstances beyond its reasonable control, including, without limitation, acts of God; action or inaction of civil or military authority; public enemy; war; terrorism; riot; fire; flood; sabotage; epidemics; labor disputes; civil commotion; interruption, loss or malfunction of utilities, transportation, computer or communications capabilities; insurrection; or elements of nature;

(b)   Neither Party shall be liable for any consequential, special or indirect losses or damages suffered by the other Party, whether or not the likelihood of such losses or damages was known by the Party;

(c) No affiliate, director, officer, employee, manager, shareholder, partner, agent, counsel or consultant of either Party shall be liable at law or in equity for the obligations of such Party under this Agreement or for any damages suffered by the other Party related to this Agreement;

(d)   Except as set forth in Section 4.2(f), there are no third party beneficiaries of this Agreement;

(e)  Each Party shall have a duty to mitigate damages for which the other Party may become responsible;

(f)   The assets and liabilities of each Fund are separate and distinct from the assets and liabilities of each other Fund, and no Fund shall be liable or shall be charged for any debt, obligation or liability of any other Fund, whether arising under this Agreement or otherwise; and in asserting any rights or claims under this Agreement, Foreside shall look only to the assets and property of the Fund to which Foreside's rights or claims relate in settlement of such rights or claims; and

(g)   Each Party agrees promptly to notify the other party of the commencement of any litigation or proceeding of which it becomes aware arising out of or in any way connected with the issuance or sale of Shares.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the
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payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Supplemental Limited Indemnification from the Administrator

Each of the Trustees of the Trust has entered into an arrangement with the Trust’s Administrator, whereby she or he may be indemnified by the Administrator for liability arising from a failure of the Administrator to carry out its duties under the Administration Agreement with the Trust and for certain securities laws claims. The arrangement is principally designed to supplement the indemnification afforded under the Trust’s Declaration of Trust as well as liability coverage provided by insurance policies. The arrangement is limited to civil and administrative claims.
Item 16.  Exhibits.

(1)	Amended and Restated Declaration of Trust, dated March 4, 2015, is incorporated by reference to Post-Effective Amendment No. 225, filed June 30, 2015

(2)	Amended and Restated Bylaws, dated February 18, 2014, are incorporated by reference to Post-Effective Amendment No.184, filed April 29, 2014

(3)	Voting Trust Agreements – (not applicable)

(4)	Form of Agreement and Plan of Reorganization and Termination (filed herewith as Appendix A to the Combined Proxy Statement and Prospectus)

(5)
Rights of holders of the securities being registered are contained in Articles III, VIII, X, XI and XII of the Registrant’s Declaration of Trust and Articles III, V, VI and XI of the Registrant’s Bylaws

(6)	(a)
Management Agreement among American Beacon Funds, American Beacon Select Funds and American Beacon Advisors, Inc., dated April 30, 2015, is incorporated by reference to Post-Effective Amendment No. 228, filed August 28, 2015 (“PEA No. 228”)

(b)
Form of Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Sound Point Capital Management, L.P., is incorporated by reference to Post-Effective Amendment No. 230, filed September 25, 2015

(7)	(a)
Form of Distribution Agreement among American Beacon Funds, American Beacon Mileage Funds, American Beacon Select Funds, and Foreside Fund Services, LLC, dated March 31, 2009, is incorporated by reference to Post-

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Effective Amendment No. 75, filed May 1, 2009
(b)
Eleventh Amendment to Schedule I of the Distribution Agreement among American Beacon Funds, American Beacon Mileage Funds, American Beacon Select Funds, and Foreside Fund Services, LLC, dated July 14, 2014, is incorporated by reference to is incorporated by reference to Post-Effective Amendment No. 203, filed August 19, 2014

(8)	Bonus, profit sharing or pension plans – (not applicable)

(9)	(a)
Custodian Agreement between Registrant and State Street Bank and Trust Company, dated December 1, 1997, is incorporated by reference to Post-Effective Amendment No. 24, filed February 26, 1998  (“PEA No. 24”)

	(b)	Amended and Restated Schedule D to the Custodian Agreement, effective as of January 21, 2014, is incorporated by reference to Post-Effective Amendment No. 180, filed February 18, 2014

(10)	Amended and Restated Plan Pursuant to Rule 18f-3, dated March 9, 2011, is incorporated by reference to Post-Effective Amendment No. 103, filed March 18, 2011

(11)	Opinion of Counsel as to the Legality of Shares Being Registered – (filed herewith)

(12)	Opinion of Counsel on Tax Matters – (to be filed by subsequent amendment)

(13)		Other Material Contracts
(a)(1)
Restated and Amended Administration Agreement among American Beacon Funds, the American Beacon Select Funds, and American Beacon Advisors, Inc., dated May 10, 2012, is incorporated by reference to Post-Effective Amendment No. 145, filed May 25, 2012

(a)(2)
Amended and Restated Schedule A to Restated and Amended Administration Agreement among American Beacon Funds, the American Beacon Select Funds, and American Beacon Advisors, Inc., dated July 1, 2014, is incorporated by reference to Post-Effective Amendment No. 206, filed October 17, 2014 (“PEA No. 206”)

	(b)(1)	Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust Company, dated January 1, 1998, is incorporated by reference to PEA No. 24

(b)(2)
Amendment to Transfer Agency and Service Agreement regarding anti-money laundering procedures, dated September 24, 2002, is incorporated by reference to Post-Effective Amendment No. 42, filed February 28, 2003

	(b)(3)	Amendment to Transfer Agency and Service Agreement to replace fee schedule,

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dated March 26, 2004, is incorporated by reference to Post-Effective Amendment No. 64, filed March 1, 2007

(b)(4)	Amended and Restated Schedule A to the Transfer Agency and Service Agreement, dated September 18, 2014, is incorporated by reference to PEA No. 206

(c)
Amended and Restated Credit Agreement between American Beacon Funds and American Beacon Advisors, Inc., dated January 31, 2008, is incorporated by reference to Post-Effective Amendment No. 70, filed February 29, 2008

(14)	Consent of Independent Registered Public Accounting Firm – (filed herewith)

(15)	Financial Statements Omitted Pursuant to Item 14(a)(1) – (not applicable)

(16)		Powers of Attorney – (filed herewith)

(17)		Other Exhibits

	(a)	Form of Proxy Card – (filed herewith)

Item 17.  Undertakings.

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for re-offerings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (“1933 Act”), the Registrant certifies that this Amendment meets all of the requirements for effectiveness pursuant to Rule 485(b) under the 1933 Act and has duly caused this Post-Effective Amendment No. 1 to its Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Irving and the State of Texas on the 13th day of November, 2015.

AMERICAN BEACON FUNDS

By:	/s/ Gene L. Needles, Jr. Gene L. Needles, Jr. President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form N-14 has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Gene L. Needles, Jr.	President (Principal Executive Officer)	November 13, 2015
Gene L. Needles, Jr.

/s/ Melinda G. Heika	Treasurer (Principal Financial Officer)	November 13, 2015
Melinda G. Heika

Gilbert G. Alvarado*	Trustee	November 13, 2015
Gilbert G. Alvarado

Joseph B. Armes*	Trustee	November 13, 2015
Joseph B. Armes

Gerard J. Arpey*	Trustee	November 13, 2015
Gerard J. Arpey

W. Humphrey Bogart*	Trustee	November 13, 2015
W. Humphrey Bogart

Brenda A. Cline*	Trustee	November 13, 2015
Brenda A. Cline

Eugene J. Duffy*	Trustee	November 13, 2015
Eugene J. Duffy

Thomas M. Dunning*	Trustee	November 13, 2015
Thomas M. Dunning

Alan D. Feld*	Trustee	November 13, 2015
Alan D. Feld

Richard A. Massman*	Chairman and Trustee	November 13, 2015
Richard A. Massman

Barbara J. McKenna*	Trustee	November 13, 2015
Barbara J. McKenna

R. Gerald Turner*	Trustee	November 13, 2015
R. Gerald Turner

*By            /s/ Rosemary K. Behan
Rosemary K. Behan
Attorney-In-Fact

EXHIBIT INDEX

Exhibit No.	Exhibit
EX-99.11	Opinion of Counsel as to the Legality of Shares Being Registered
EX-99.14	Consent of Independent Registered Public Accounting Firm
EX-99.16	Powers of Attorney
EX-99.17(a)	Form of Proxy Card